File No. 33-13401




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
--------------------------------------------------------------------------------
                                   FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]


                       Pre-Effective Amendment No. __                 [ ]


                       Post-Effective Amendment No. 15                |X|


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|



                              Amendment No. 17                        |X|
--------------------------------------------------------------------------------


                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

--------------------------------------------------------------------------------

                           THOMAS G. ROSE, Treasurer
                                100 Park Avenue
                            New York, New York 10017
                    (Name and address of agent for service)

--------------------------------------------------------------------------------

        It is proposed that this filing will become effective (check the appropriate box).


[X] immediately upon filing pursuant        [ ] on (date) pursuant to paragraph
    (b) of rule 485  to paragraph               (a)(i) of rule 485

[ ] on __(DATE)________ pursuant to         [ ] 75 days after filing pursuant to
    paragraph (b) of rule 485                   paragraph (a)(ii) of rule 485

[ ] 60 days after filing pursuant to        [ ] on (date) pursuant to paragraph
    paragraph (a)(i) of rule 485                (a)(ii) of rule 485

If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant for its fiscal year ended September 30, 1997 on December 11, 1997.

                                                              File No. 33-13401


                              CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 15
                            PURSUANT TO RULE 481 (A)



       ITEM IN PART A OF FORM N-1A                    LOCATION IN PROSPECTUS
       ---------------------------                    ----------------------
1.     Cover Page                                     Cover Page

2.     Synopsis                                       Summary of Series Expenses

3.     Condensed Financial Information                Financial Highlights

4.     General Description of Registrant              Cover Page; Organization and Capitalization

5.     Management of the Fund                         Management Services

5a.    Management's Discussion of Fund                Management Services
       Performance

6.     Capital Stock and Other Securities             Organization and Capitalization

7.     Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                      Shareholder Services and Distribution Plan

8.     Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege; Further
                                                      Information About Transactions In The Funds

9.     Pending Legal Proceedings                      Not Applicable

ITEM IN PART B OF FORM N-1A                           LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------                           -----------------------------------------------
10.    Cover Page                                     Cover Page

11.    Table Of Contents                              Table Of Contents

12.    General Information and History                Investment Objectives, Policies and Risks; General Information; Appendix C

13.    Investment Objectives and Policies             Investment Objectives, Policies And Risks;  Investment Limitations

14.    Management of the Fund                         Directors and Officers; Management And Expenses

15.    Control Persons and Principal                  Directors and Officers
       Holders of Securities

16.    Investment Advisory and Other Services         Management And Expenses; Distribution Services

17.    Brokerage Allocations                          Administration, Shareholder Services and Distribution Plan;
                             Portfolio Transactions

18.    Capital Stock and Other Securities             General Information

19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Fund Shares; Valuation
       Securities Being Offered


20.    Tax Status                                     Taxes; Special Considerations Regarding Investments in New Jersey Municipal
                                                      Securities


21.    Underwriters                                   Distribution Services





                                                              File No. 33-13401


                        CROSS REFERENCE SHEET (continued)


22.    Calculation of Performance Data                Performance Information

23.    Financial Statements                           Financial Statements


SELIGMAN MUNICIPAL FUND
SERIES, INC.

SELIGMAN MUNICIPAL
SERIES TRUST

SELIGMAN NEW JERSEY
MUNICIPAL FUND, INC.

SELIGMAN PENNSYLVANIA
MUNICIPAL FUND SERIES

================================================================================


100 Park Avenue
New York, New York 10017


Table of Contents

                                                             Page
Summary of Series Expenses ...................................  3
Financial Highlights ......................................... 10
Alternative Distribution System .............................. 20
Investment Objectives and Policies ........................... 21
Management Services .......................................... 29
Purchase of Shares ........................................... 30
Telephone Transactions ....................................... 35
Redemption of Shares ......................................... 36
Administration, Shareholder Services
    and Distribution Plans ................................... 39
Exchange Privilege ........................................... 40
Further Information about
    Transactions in the Funds ................................ 42
Dividends and Gain Distributions ............................. 42
Taxes ........................................................ 43
Shareholder Information ...................................... 53
Advertising a Series' Performance ............................ 54
Organization and Capitalization .............................. 55

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund.


MUNI-1 2/98


================================================================================
                                   PROSPECTUS

================================================================================
                             SELIGMAN MUNICIPAL FUND
                                  SERIES, INC.

                               SELIGMAN MUNICIPAL
                                  SERIES TRUST

                               SELIGMAN NEW JERSEY
                              MUNICIPAL FUND, INC.

                              SELIGMAN PENNSYLVANIA
                              MUNICIPAL FUND SERIES
================================================================================

                                   February 1, 1998

                                 Seeking Income
                          Free From Regular Income Tax

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
National Municipal Series, Colorado Municipal Series, Georgia Municipal Series,
      Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series,
  Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series,
           Oregon Municipal Series and South Carolina Municipal Series

                         SELIGMAN MUNICIPAL SERIES TRUST
  California Municipal High-Yield Series, California Municipal Quality Series,
          Florida Municipal Series and North Carolina Municipal Series


                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                   100 Park Avenue o New York, New York 10017
                       New York Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States

                                                                February 1, 1998


       This prospectus offers shares of nineteen different series (the "Series") which include National Municipal Series (the "National Series") and twelve individual state Series of Seligman Municipal Fund Series, Inc. (the "Municipal Fund"), four individual state Series of Seligman Municipal Series Trust (the "Municipal Trust"), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund"), and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund" and collectively with the Municipal Fund, the Municipal Trust and the New Jersey Fund, the "Funds"). Each of the Funds is a non-diversified, open-end management investment company.

       The Municipal Fund offers the following state Series: Colorado Municipal Series, Georgia Municipal Series, Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series, Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series, Oregon Municipal Series and South Carolina Municipal Series (collectively, the "Municipal Fund State Series"). The Municipal Trust offers the following state Series: California Municipal Quality Series, California
Municipal High-Yield Series, Florida Municipal Series and North Carolina Municipal Series (collectively, the "Municipal Trust State Series", and together with the Municipal Fund State Series, the New Jersey Fund and the Pennsylvania Fund, the "Series").

       This Prospectus sets forth concisely the information a prospective investor should know about the Funds and each individual Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Funds, including Statements of Additional Information, has been filed with the Securities and Exchange Commission. Statements of Additional Information are available upon request and without charge by calling or writing the Funds at the telephone numbers or the address set forth above. Each Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. (continued on following page)


 SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

       The Municipal Fund's National Municipal Series seeks to provide to its shareholders maximum income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade securities the interest on which is exempt from regular federal income taxes. The investment objective of each of the individual Municipal Fund State Series is to maximize income exempt from regular federal income taxes and from personal income taxes in that state, consistent with the preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade municipal securities of the designated state, its political subdivisions, municipalities and public authorities.

       The Municipal Trust State Series, except for the California Municipal High-Yield Series, each seek high income exempt from regular federal income taxes and from personal income taxes in their respective state (other than Florida which does not impose an individual income tax) consistent with preservation of capital and with consideration given to capital gain, by investing in municipal securities rated in the four highest rating categories, except that the California Municipal Quality Series pursues its investment objective by investing only in municipal securities rated in the three highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

       The California Municipal High-Yield Series seeks the maximum amount of income exempt from regular federal income taxes and California personal income taxes consistent with preservation of capital and with consideration given to capital gain by investing primarily in California municipal securities that are rated in the medium and lower rating categories of Moody's or S&P or which are unrated. The Series may invest up to 100% of its portfolio in lower rated bonds, commonly known as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The California Municipal High-Yield Series invests primarily in high-yield, high risk securities and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Series. See "Investment Objectives and Policies--Seligman California Municipal High-Yield Series," in this Prospectus.


       The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in "investment grade" New Jersey municipal securities. Investment grade securities are rated within the four highest rating categories of "Moody's" or "S&P." Throughout this Prospectus, the New Jersey gross income tax is referred to as the New Jersey personal income tax.


     The Pennsylvania Fund seeks to provide a high level of income exempt from regular federal and Pennsylvania income taxes consistent with preservation of capital by investing primarily in investment grade Pennsylvania municipal securities. Capital appreciation is not a consideration in the selection of investments. The Fund may also invest in Pennsylvania municipal securities that are unrated but are believed by the Manager (as defined below) to be of comparable quality to investment grade securities.

       There can be no assurance that a Series will achieve its objective.

       Investment  advisory and management services are provided to the Funds by
J. & W. Seligman & Co. Incorporated (the "Manager") and each Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to
 .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

                           SUMMARY OF SERIES EXPENSES


       The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of a Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSL on Class D shares is a one-time charge paid only if shares are redeemed within one year of purchase. For more information concerning reduction in sales loads and for more complete descriptions of the various costs and expenses see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services and Distribution Plans" herein.

                                                    NAT'L SERIES                    CO SERIES                   GA SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        ------         -------        -------        ------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)  ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None             4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None              None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None            None           None
   Exchange Fees.........................           None         None            None          None            None           None

                                                   CLASS A      CLASS D         CLASS A       CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------       -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .09           1.00*              .10          1.00*
      Other Expenses.....................          .25            .25          .31            .31               .29           .29
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .84%          1.75%         .90%          1.81%              .89%         1.79%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          73              55             75           57                75           56
       5 yrs.............................          92              95             95           98                94           97
      10 yrs.............................         146             206            153          213               152          211

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NAT'L--$18; CO--$18; GA--$18.

                                                      LA SERIES                    MD SERIES                   MA SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        ------         -------        ------         -------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None             None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;    1% during
                                            except 1% in    the first       except 1%     the first        except 1%    the first
                                         first 18 months   year; None     in first 18    year; None      in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter        months if   thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None         None
   Exchange Fees.........................           None         None            None          None             None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .10           1.00*         .09           1.00*              .10          1.00*
      Other Expenses.....................          .26            .26          .31            .31               .24           .24
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .86%          1.76%         .90%          1.81%              .84%         1.74%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                        LA SERIES                   MD SERIES                       MA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         --------   -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          74              55             75           57                73           55
       5 yrs.............................          93              95             95           98                92           94
      10 yrs.............................         149             207            153          213               146          205

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: LA--$18; MO--$18; MA--$18.

                                                      MI SERIES                      MN SERIES                   MO SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        ------         -------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;     1% during
                                            except 1% in    the first       except 1%     the first        except 1%     the first
                                         first 18 months   year; None     in first 18    year; None      in first 18    year; None
                                        if initial sales   thereafter       months if    thereafter        months if    thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None          None
   Exchange Fees.........................           None         None            None          None             None          None


                                                   CLASS A      CLASS D         CLASS A       CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------       -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .10           1.00*         .10           1.00*              .09          1.00*
      Other Expenses.....................          .21            .21          .25            .25               .30           .30
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .81%          1.71%         .85%          1.75%              .89%         1.80%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 55            $ 27+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          72              54             73           55                75           57
       5 yrs.............................          90              93             92           95                94           97
      10 yrs.............................         143             202            147          206               152          212

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: MI--$17; MN--$18; MO--$18.

                                                      NY SERIES                     OH SERIES                     OR SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------        -------        -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None              None         None
   Exchange Fees.........................           None         None            None          None              None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .10           1.00*              .10          1.00*
      Other Expenses.....................          .23            .23          .21            .21               .30           .30
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .82%          1.73%         .81%          1.71%              .90%         1.80%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 55            $ 28+          $ 55         $ 27+             $ 56         $ 28+
       3 yrs.............................          72              54             72           54                75           57
       5 yrs.............................          91              94             90           93                95           97
      10 yrs.............................         144             204            143          202               153          212

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NY--$18; OH--$17; OR--$18.

                                                      SC SERIES                CA HIGH-YIELD SERIES           CA QUALITY SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------         -------       -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None             4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None              None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None              None         None
   Exchange Fees.........................           None         None            None          None              None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .10           1.00*              .10          1.00*
      Other Expenses.....................          .25            .25          .27            .27               .22           .22
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .84%          1.75%         .87%          1.77%              .82%         1.72%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       SC SERIES              CA HIGH-YIELD SERIES              CA QUALITY SERIES
                                                 ----------------------       --------------------             --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 55         $ 27+
       3 yrs.............................          73              55             74           56                72           54
       5 yrs.............................          92              95             93           96                91           93
      10 yrs.............................         146             206            150          208               144          203

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: SC--$18; CA HIGH-YEILD--$18; CA QUALITY--$17.

                                                     FL SERIES                      NC SERIES                     NJ SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------        -------        -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;     1% during
                                            except 1% in    the first       except 1%     the first        except 1%     the first
                                         first 18 months   year; None     in first 18    year; None      in first 18    year; None
                                        if initial sales   thereafter       months if    thereafter        months if    thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None          None
   Exchange Fees.........................           None         None            None          None             None          None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .23           1.00*         .24           1.00*              .23          1.00*
      Other Expenses.....................          .31            .31          .35            .35               .33           .33
                                                   ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....         1.04%          1.81%        1.09%          1.85%             1.06%         1.83%
                                                  =====          =====        =====          =====              ====         =====



       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       FL SERIES                    NC SERIES                       NJ SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 58            $ 28+          $ 58         $ 29+             $ 58         $ 29+
       3 yrs.............................          79              57             81           58                80           58
       5 yrs.............................         102              98            105          100               103           99
      10 yrs.............................         169             213            174          217               171          215

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: FL--$18; NC--$19; NJ--$19.

                                                                           PA FUND
                                                                 ---------------------------
                                                                  CLASS A             CLASS D
                                                                  -------             -------
                                                                 (INITIAL            (DEFERRED
                                                                SALES LOAD          SALES LOAD
                                                               ALTERNATIVE)        ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price)...................................              4.75%               None
   Sales Load on Reinvested Dividends................               None               None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)..................              None;          1% during
                                                            except 1% in    the first year;
                                                         first 18 months               None
                                                        if initial sales         thereafter
                                                         load was waived
                                                     in full due to size
                                                             of purchase
   Redemption Fees....................................              None               None
   Exchange Fees......................................              None               None



                                                                  CLASS A             CLASS D
                                                                  -------             -------
ANNUAL SERIES OPERATING EXPENSES FOR
   FISCAL 1997 (as percentage of
   average net assets)
      Management Fees.................................               .50%              .50%
      12b-1 Fees......................................               .23              1.00*
      Other Expenses..................................               .46               .46
                                                                    ----              ----
      Total Series Operating Expenses.................              1.19%             1.96%
                                                                   =====             =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST
OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND
THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.



                                                                               PA FUND
                                                                      --------------------------
EXAMPLE                                                                CLASS A          CLASS D
-------                                                                -------          -------
An investor would pay
the following  expenses
on a $1,000  investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time period:
       1 yr...........................................                   $ 59              $ 30+
       3 yrs..........................................                     83                62
       5 yrs..........................................                    110               106
      10 yrs..........................................                    185               229

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads
     (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: PA--$20.

                              FINANCIAL HIGHLIGHTS


       Each Series' financial highlights for Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Funds, should be read in conjunction with the fiscal 1997 financial statements and notes contained in the fiscal 1997 Annual Report of each Fund which may be obtained by calling or writing the Funds at the telephone numbers or address provided on the cover page of this Prospectus.

       "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand the effect that individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

       "Total return based on net asset value" measures a Series' performance assuming investors purchased shares at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares. Total returns for periods of less than one year are not annualized.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------
NATIONAL SERIES--CLASS A
   Year ended 9/30/97........      $7.70       $0.39       $0.31       $0.70        $(0.39)         --          $0.31       $8.01
   Year ended 9/30/96........       7.58        0.40        0.12        0.52         (0.40)         --           0.12        7.70
   Year ended 9/30/95........       7.18        0.40        0.40        0.80         (0.40)         --           0.40        7.58
   Year ended 9/30/94........       8.72        0.41       (1.04)      (0.63)        (0.41)     $(0.50)         (1.54)       7.18
   Year ended 9/30/93........       8.07        0.45        0.78        1.23         (0.45)      (0.13)          0.65        8.72
   Year ended 9/30/92........       7.90        0.48        0.20        0.68         (0.48)      (0.03)          0.17        8.07
   Year ended 9/30/91........       7.44        0.49        0.54        1.03         (0.49)      (0.08)          0.46        7.90
   Year ended 9/30/90........       7.73        0.51       (0.19)       0.32         (0.51)      (0.10)         (0.29)       7.44
   Year ended 9/30/89........       7.64        0.53        0.11        0.64         (0.53)      (0.02)          0.09        7.73
   Year ended 9/30/88........       7.41        0.54        0.55        1.09         (0.54)      (0.32)          0.23        7.64
NATIONAL SERIES--CLASS D
   Year ended 9/30/97........       7.70        0.32        0.32         0.64        (0.32)         --           0.32        8.02
   Year ended 9/30/96........       7.57        0.33        0.13         0.46        (0.33)         --           0.13        7.70
   Year ended 9/30/95........       7.18        0.32        0.39         0.71        (0.32)         --           0.39        7.57
   2/1/94*- 9/30/94 .........       8.20        0.22       (1.02)       (0.80)       (0.22)         --          (1.02)       7.18
COLORADO SERIES--CLASS A
   Year ended 9/30/97........       7.27        0.37        0.15         0.52        (0.37)         --           0.15        7.42
   Year ended 9/30/96........       7.30        0.37       (0.03)        0.34        (0.37)         --          (0.03)       7.27
   Year ended 9/30/95........       7.09        0.38        0.21         0.59        (0.38)         --           0.21        7.30
   Year ended 9/30/94........       7.76        0.37       (0.59)       (0.22)       (0.37)      (0.08)         (0.67)       7.09
   Year ended 9/30/93........       7.34        0.39        0.49         0.88        (0.39)      (0.07)          0.42        7.76
   Year ended 9/30/92........       7.22        0.42        0.12         0.54        (0.42)         --           0.12        7.34
   Year ended 9/30/91........       6.91        0.44        0.31         0.75        (0.44)         --           0.31        7.22
   Year ended 9/30/90........       7.06        0.46       (0.15)        0.31        (0.46)         --          (0.15)       6.91
   Year ended 9/30/89........       6.87        0.46        0.19         0.65        (0.46)         --           0.19        7.06
   Year ended 9/30/88........       6.38        0.46        0.53         0.99        (0.46)      (0.04)          0.49        6.87
COLORADO SERIES--CLASS D
   Year ended 9/30/97........       7.27        0.30        0.15         0.45        (0.30)         --           0.15        7.42
   Year ended 9/30/96........       7.29        0.31       (0.02)        0.29        (0.31)         --          (0.02)       7.27
   Year ended 9/30/95........       7.09        0.30        0.20         0.50        (0.30)         --           0.20        7.29
   2/1/94*- 9/30/94..........       7.72        0.20       (0.63)       (0.43)       (0.20)         --          (0.63)       7.09
GEORGIA SERIES--CLASS A
   Year ended 9/30/97........       7.87        0.38        0.28         0.66        (0.38)      (0.03)          0.25        8.12
   Year ended 9/30/96........       7.81        0.39        0.11         0.50        (0.39)      (0.05)          0.06        7.87
   Year ended 9/30/95........       7.48        0.39        0.43         0.82        (0.39)      (0.10)          0.33        7.81
   Year ended 9/30/94........       8.43        0.41       (0.86)       (0.45)       (0.41)      (0.09)         (0.95)       7.48
   Year ended 9/30/93........       7.85        0.43        0.62         1.05        (0.43)      (0.04)          0.58        8.43
   Year ended 9/30/92........       7.63        0.46        0.25         0.71        (0.46)      (0.03)          0.22        7.85
   Year ended 9/30/91........       7.18        0.47        0.46         0.93        (0.47)      (0.01)          0.45        7.63
   Year ended 9/30/90........       7.30        0.48       (0.10)        0.38        (0.48)      (0.02)         (0.12)       7.18
   Year ended 9/30/89........       7.09        0.48        0.22         0.70        (0.48)      (0.01)          0.21        7.30
   Year ended 9/30/88........       6.49        0.49        0.60         1.09        (0.49)         --           0.60        7.09
GEORGIA SERIES--CLASS D
   Year ended 9/30/97........       7.88        0.31        0.28         0.59        (0.31)      (0.03)          0.25        8.13
   Year ended 9/30/96........       7.82        0.32        0.11         0.43        (0.32)      (0.05)          0.06        7.88
   Year ended 9/30/95........       7.49        0.32        0.43         0.75        (0.32)      (0.10)          0.33        7.82
   2/1/94*- 9/30/94..........       8.33        0.22       (0.84)       (0.62)       (0.22)         --          (0.84)       7.49
LOUISIANA SERIES--CLASS A
   Year ended 9/30/97........       8.16        0.41        0.23         0.64        (0.41)      (0.11)          0.12        8.28
   Year ended 9/30/96........       8.14        0.42        0.08         0.50        (0.42)      (0.06)          0.02        8.16
   Year ended 9/30/95........       7.94        0.43        0.34         0.77        (0.43)      (0.14)          0.20        8.14
   Year ended 9/30/94........       8.79        0.44       (0.77)       (0.33)       (0.44)      (0.08)         (0.85)       7.94
   Year ended 9/30/93........       8.38        0.46        0.51         0.97        (0.46)      (0.10)          0.41        8.79
   Year ended 9/30/92........       8.18        0.49        0.24         0.73        (0.49)      (0.04)          0.20        8.38
   Year ended 9/30/91........       7.70        0.50        0.50         1.00        (0.50)      (0.02)          0.48        8.18
   Year ended 9/30/90........       7.88        0.52       (0.12)        0.40        (0.52)      (0.06)         (0.18)       7.70
   Year ended 9/30/89........       7.79        0.53        0.15         0.68        (0.53)      (0.06)          0.09        7.88
   Year ended 9/30/88........       7.36        0.55        0.49         1.04        (0.55)      (0.06)          0.43        7.79

----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.




                                                                                                                        ADJUSTED
                                                          RATIO OF                                                      RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF  INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES     INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD    INCOME    TO AVERAGE  TO AVERAGE
  PERFORMANCE:                  VALUE     NET ASSETS@   NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@  NET ASSETS@
  ------------                  -----     ------------  -----------  --------   -------------  ----------  ----------   ----------
National Series--Class A
   Year ended 9/30/97.........    9.40%     0.84%        5.05%          20.63%     $ 97,481
   Year ended 9/30/96.........    6.97      0.80         5.19           33.99        98,767
   Year ended 9/30/95.........   11.48      0.86         5.46           24.91       104,184
   Year ended 9/30/94.........   (7.83)     0.85         5.30           24.86       111,374
   Year ended 9/30/93.........   16.00      0.86         5.49           72.68       136,394
   Year ended 9/30/92.........    8.84      0.77         6.02           63.99       132,130
   Year ended 9/30/91.........   14.24      0.80         6.35           71.67       136,326
   Year ended 9/30/90.........    4.10      0.78         6.64           55.01       133,412
   Year ended 9/30/89.........    8.62      0.78         6.86           71.90       140,376
   Year ended 9/30/88.........   16.43      0.83         7.35           40.58       135,667
National Series--Class D
   Year ended 9/30/97.........    8.56      1.75         4.15           20.63         2,279
   Year ended 9/30/96.........    6.13      1.67         4.27           33.99         4,826
   Year ended 9/30/95.........   10.17      1.95         4.40           24.91         1,215
   2/1/94*- 9/30/94 ..........   (9.96)     1.76+        4.37+          24.86++         446
Colorado Series--Class A
   Year ended 9/30/97.........    7.30      0.90         5.01            3.99        49,780
   Year ended 9/30/96.........    4.76      0.85         5.07           12.39        52,295
   Year ended 9/30/95.........    8.56      0.93         5.31           14.70        54,858
   Year ended 9/30/94.........   (2.92)     0.86         5.06           10.07        58,197
   Year ended 9/30/93.........   12.54      0.90         5.21           14.09        67,912
   Year ended 9/30/92.........    7.74      0.81         5.81           23.22        64,900
   Year ended 9/30/91.........   11.15      0.84         6.19           14.60        64,310
   Year ended 9/30/90.........    4.38      0.85         6.47           31.89        63,173
   Year ended 9/30/89.........    9.70      0.86         6.56              --        62,515
   Year ended 9/30/88.........   16.19      0.88         6.89           12.95        66,257
Colorado Series--Class D
   Year ended 9/30/97.........    6.34      1.81         4.10            3.99           238
   Year ended 9/30/96.........    3.95      1.75         4.17           12.39           255
   Year ended 9/30/95.........    7.26      2.02         4.23           14.70           193
   2/1/94*- 9/30/94...........   (5.73)     1.78+        4.05+          10.07++          96
Georgia Series--Class A
   Year ended 9/30/97.........    8.65      0.89         4.82           12.28        50,614
   Year ended 9/30/96.........    6.56      0.83         4.94           16.24        50,995
   Year ended 9/30/95.........   11.66      0.91         5.26            3.36        57,678          $0.39     0.96%          5.21%
   Year ended 9/30/94.........   (5.52)     0.73         5.21           19.34        61,466           0.40     0.93           5.01
   Year ended 9/30/93.........   13.96      0.63         5.34           12.45        64,650           0.40     0.93           5.04
   Year ended 9/30/92.........    9.64      0.47         5.95           10.24        44,585           0.43     0.87           5.55
   Year ended 9/30/91.........   13.30      0.59         6.30            6.07        28,317           0.43     1.09           5.80
   Year ended 9/30/90.........    5.19      0.53         6.53            5.83        19,002           0.44     1.03           6.03
   Year ended 9/30/89.........   10.15      0.64         6.59              --        14,452           0.44     1.19           6.04
   Year ended 9/30/88.........   17.51      0.36         7.15            6.32         9,752           0.43     1.35           6.17
Georgia Series--Class D
   Year ended 9/30/97.........    7.67      1.79         3.92           12.28         2,640
   Year ended 9/30/96.........    5.60      1.73         4.03           16.24         2,327
   Year ended 9/30/95.........   10.58      1.90         4.28            3.36         2,079           0.31     1.95           4.23
   2/1/94*- 9/30/94...........   (7.57)     1.76+        4.28+          19.34++         849           0.21     1.90+          4.15+
Louisiana Series--Class A
   Year ended 9/30/97.........    8.17      0.86         5.08           16.08        56,199
   Year ended 9/30/96.........    6.32      0.82         5.15           10.08        57,264
   Year ended 9/30/95.........   10.30      0.89         5.44            4.82        61,988
   Year ended 9/30/94.........   (3.83)     0.87         5.31           17.16        61,441
   Year ended 9/30/93.........   12.10      0.87         5.40            9.21        67,529
   Year ended 9/30/92.........    9.13      0.80         5.89           25.45        57,931
   Year ended 9/30/91.........   13.49      0.83         6.31           20.85        50,089
   Year ended 9/30/90.........    5.20      0.81         6.62           31.54        43,475
   Year ended 9/30/89.........    9.04      0.84         6.82           12.94        43,908
   Year ended 9/30/88.........   14.69      0.85         7.19           36.01        42,521


----------
   + Annualized.

  ++ For the year ended 9/30/94.

                                      11



                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------
LOUISIANA SERIES--CLASS D
   Year ended 9/30/97........      $8.16       $0.34       $0.22        $0.56       $(0.34)     $(0.11)         $0.11       $8.27
   Year ended 9/30/96........       8.14        0.35        0.08         0.43        (0.35)      (0.06)          0.02        8.16
   Year ended 9/30/95........       7.94        0.35        0.34         0.69        (0.35)      (0.14)          0.20        8.14
   2/1/94*- 9/30/94..........       8.73        0.24       (0.79)       (0.55)       (0.24)         --          (0.79)       7.94
MARYLAND SERIES--CLASS A
   Year ended 9/30/97........       7.99        0.40        0.19         0.59        (0.40)      (0.04)          0.15        8.14
   Year ended 9/30/96........       7.96        0.40        0.06         0.46        (0.40)      (0.03)          0.03        7.99
   Year ended 9/30/95........       7.71        0.41        0.38         0.79        (0.41)      (0.13)          0.25        7.96
   Year ended 9/30/94 .......       8.64        0.42       (0.76)       (0.34)       (0.42)      (0.17)         (0.93)       7.71
   Year ended 9/30/93........       8.15        0.44        0.59         1.03        (0.44)      (0.10)          0.49        8.64
   Year ended 9/30/92........       7.94        0.46        0.24         0.70        (0.46)      (0.03)          0.21        8.15
   Year ended 9/30/91........       7.45        0.47        0.49         0.96        (0.47)         --           0.49        7.94
   Year ended 9/30/90........       7.59        0.48       (0.14)        0.34        (0.48)         --          (0.14)       7.45
   Year ended 9/30/89........       7.39        0.48        0.20         0.68        (0.48)         --           0.20        7.59
   Year ended 9/30/88........       6.87        0.47        0.56         1.03        (0.47)      (0.04)          0.52        7.39
MARYLAND SERIES--CLASS D
   Year ended 9/30/97........       7.99        0.33        0.20         0.53        (0.33)      (0.04)          0.16        8.15
   Year ended 9/30/96........       7.97        0.33        0.05         0.38        (0.33)      (0.03)          0.02        7.99
   Year ended 9/30/95........       7.72        0.33        0.38         0.71        (0.33)      (0.13)          0.25        7.97
   2/1/94*- 9/30/94 .........       8.46        0.23       (0.74)       (0.51)       (0.23)         --          (0.74)       7.72
MASSACHUSETTS SERIES--CLASS A
   Year ended 9/30/97........       7.85        0.40        0.22         0.62        (0.40)      (0.08)          0.14        7.99
   Year ended 9/30/96........       7.91        0.41        0.05         0.46        (0.41)      (0.11)         (0.06)       7.85
   Year ended 9/30/95........       7.66        0.42        0.28         0.70        (0.42)      (0.03)          0.25        7.91
   Year ended 9/30/94........       8.54        0.44       (0.67)       (0.23)       (0.44)      (0.21)         (0.88)       7.66
   Year ended 9/30/93........       8.06        0.47        0.55         1.02        (0.47)      (0.07)          0.48        8.54
   Year ended 9/30/92........       7.86        0.49        0.24         0.73        (0.49)      (0.04)          0.20        8.06
   Year ended 9/30/91........       7.26        0.50        0.62         1.12        (0.50)      (0.02)          0.60        7.86
   Year ended 9/30/90........       7.65        0.50       (0.31)        0.19        (0.50)      (0.08)         (0.39)       7.26
   Year ended 9/30/89........       7.62        0.52        0.08         0.60        (0.52)      (0.05)          0.03        7.65
   Year ended 9/30/88........       7.20        0.53        0.51         1.04        (0.53)      (0.09)          0.42        7.62
MASSACHUSETTS SERIES--CLASS D
   Year ended 9/30/97........       7.84        0.33        0.23         0.56        (0.33)      (0.08)          0.15        7.99
   Year ended 9/30/96........       7.90        0.34        0.05         0.39        (0.34)      (0.11)         (0.06)       7.84
   Year ended 9/30/95........       7.66        0.34        0.27         0.61        (0.34)      (0.03)          0.24        7.90
   2/1/94*- 9/30/94 .........       8.33        0.24       (0.67)       (0.43)       (0.24)         --          (0.67)       7.66
MICHIGAN SERIES--CLASS A
   Year ended 9/30/97........       8.46        0.43        0.23         0.66        (0.43)      (0.09)          0.14        8.60
   Year ended 9/30/96........       8.54        0.45        0.06         0.51        (0.45)      (0.14)         (0.08)       8.46
   Year ended 9/30/95........       8.28        0.46        0.30         0.76        (0.46)      (0.04)          0.26        8.54
   Year ended 9/30/94........       9.08        0.46       (0.71)       (0.25)       (0.46)      (0.09)         (0.80)       8.28
   Year ended 9/30/93........       8.68        0.47        0.59         1.06        (0.47)      (0.19)          0.40        9.08
   Year ended 9/30/92........       8.38        0.50        0.35         0.85        (0.50)      (0.05)          0.30        8.68
   Year ended 9/30/91........       7.89        0.51        0.51         1.02        (0.51)      (0.02)          0.49        8.38
   Year ended 9/30/90........       8.14        0.52       (0.16)        0.36        (0.52)      (0.09)         (0.25)       7.89
   Year ended 9/30/89........       7.94        0.54        0.23         0.77        (0.54)      (0.03)          0.20        8.14
   Year ended 9/30/88........       7.48        0.54        0.58         1.12        (0.54)      (0.12)          0.46        7.94
MICHIGAN SERIES--CLASS D
   Year ended 9/30/97........       8.45        0.36        0.23         0.59        (0.36)      (0.09)          0.14        8.59
   Year ended 9/30/96........       8.54        0.37        0.05         0.42        (0.37)      (0.14)         (0.09)       8.45
   Year ended 9/30/95........       8.28        0.37        0.30         0.67        (0.37)      (0.04)          0.26        8.54
   2/1/94*- 9/30/94..........       9.01        0.25       (0.73)       (0.48)       (0.25)         --          (0.73)       8.28
MINNESOTA SERIES--CLASS A
   Year ended 9/30/97........       7.68        0.40        0.11         0.51        (0.40)         --           0.11        7.79
   Year ended 9/30/96........       7.82        0.42       (0.12)        0.30        (0.42)      (0.02)         (0.14)       7.68
   Year ended 9/30/95........       7.72        0.45        0.11         0.56        (0.45)      (0.01)          0.10        7.82
   Year ended 9/30/94........       8.28        0.45       (0.44)        0.01        (0.45)      (0.12)         (0.56)       7.72
   Year ended 9/30/93........       7.89        0.47        0.51         0.98        (0.47)      (0.12)          0.39        8.28
   Year ended 9/30/92........       7.81        0.49        0.09         0.58        (0.49)      (0.01)          0.08        7.89
   Year ended 9/30/91........       7.49        0.49        0.32         0.81        (0.49)         --           0.32        7.81
   Year ended 9/30/90........       7.60        0.49       (0.06)        0.43        (0.49)      (0.05)         (0.11)       7.49
   Year ended 9/30/89........       7.52        0.51        0.11         0.62        (0.51)      (0.03)          0.08        7.60
   Year ended 9/30/88........       7.12        0.51        0.48         0.99        (0.51)      (0.08)          0.40        7.52
MINNESOTA SERIES--CLASS D
   Year ended 9/30/97........       7.68        0.33        0.11         0.44        (0.33)         --           0.11        7.79
   Year ended 9/30/96........       7.82        0.35       (0.12)        0.23        (0.35)      (0.02)         (0.14)       7.68
   Year ended 9/30/95........       7.73        0.38        0.10         0.48        (0.38)      (0.01)          0.09        7.82
   2/1/94*- 9/30/94 .........       8.22        0.25       (0.49)       (0.24)       (0.25)         --          (0.49)       7.73

----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.


                                                                                                                        ADJUSTED
                                                          RATIO OF                                                      RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF   INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT   EXPENSES     INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME    TO AVERAGE   TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED)  PER SHARE@ NET ASSETS@  NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------   ----------  ----------  ----------

Louisiana Series--Class D
   Year ended 9/30/97.........    7.07%      1.76%        4.18%        16.08%      $ 509
   Year ended 9/30/96.........    5.37       1.72         4.25         10.08         389
   Year ended 9/30/95.........    9.17       1.91         4.41          4.82         465
   2/1/94*- 9/30/94...........   (6.45)      1.78+        4.33+        17.16++       704
Maryland Series--Class A
   Year ended 9/30/97.........    7.64       0.90         4.99         14.79      52,549
   Year ended 9/30/96.........    6.00       0.84         5.05          5.56      54,041
   Year ended 9/30/95.........   10.90       0.96         5.31          3.63      56,290
   Year ended 9/30/94 ........   (4.08)      0.92         5.17         17.68      57,263
   Year ended 9/30/93.........   13.23       0.97         5.28         14.10      64,472
   Year ended 9/30/92.........    9.15       0.86         5.76         29.57      57,208
   Year ended 9/30/91.........   13.26       0.88         6.09         18.84      54,068
   Year ended 9/30/90.........    4.47       0.87         6.26         16.50      47,283
   Year ended 9/30/89........     9.43       0.87         6.38          2.19      46,643
   Year ended 9/30/88.........   15.73       0.91         6.63         17.42      45,939
Maryland Series--Class D
   Year ended 9/30/97.........    6.80       1.81         4.08         14.79       2,063
   Year ended 9/30/96.........    4.91       1.72         4.14          5.56       2,047
   Year ended 9/30/95.........    9.75       2.02         4.27          3.63         630
   2/1/94*- 9/30/94 ..........   (6.21)      1.80+        4.26+        17.68++       424
Massachusetts Series--Class A
   Year ended 9/30/97.........    8.11       0.84         5.06         29.26     110,011
   Year ended 9/30/96.........    5.97       0.80         5.24         26.30     109,872
   Year ended 9/30/95.........    9.58       0.86         5.51         16.68     115,711
   Year ended 9/30/94.........   (2.94)      0.85         5.46         12.44     120,149
   Year ended 9/30/93.........   13.18       0.88         5.65         20.66     139,504
   Year ended 9/30/92.........    9.75       0.77         6.27         27.92     128,334
   Year ended 9/30/91.........   15.84       0.83         6.64         14.37     118,022
   Year ended 9/30/90.........    2.48       0.79         6.66         19.26     110,246
   Year ended 9/30/89.........    8.18       0.79         6.81          7.51     122,515
   Year ended 9/30/88.........   15.15       0.84         7.02         21.77     126,150
Massachusetts Series--Class D
   Year ended 9/30/97........      7.29      1.74         4.16         29.26       1,245
   Year ended 9/30/96........      5.01      1.70         4.32         26.30       1,405
   Year ended 9/30/95........      8.33      1.95         4.47         16.68         890
   2/1/94*- 9/30/94 .........     (5.34)     1.78+        4.52+        12.44++     1,099
Michigan Series--Class A
   Year ended 9/30/97........      8.16      0.81         5.13         10.98     143,370
   Year ended 9/30/96........      6.16      0.78         5.29         19.62     148,178
   Year ended 9/30/95........      9.56      0.87         5.50         20.48     151,589
   Year ended 9/30/94........     (2.90)     0.84         5.32         10.06     151,095
   Year ended 9/30/93........     12.97      0.83         5.41          6.33     164,638
   Year ended 9/30/92........     10.55      0.76         5.93         32.12     144,524
   Year ended 9/30/91........     13.34      0.80         6.28         22.81     129,004
   Year ended 9/30/90........      4.57      0.80         6.47         26.36     112,689
   Year ended 9/30/89........      9.91      0.81         6.67          8.24     111,180
   Year ended 9/30/88........     15.98      0.88         7.06         34.00     104,904
Michigan Series--Class D
   Year ended 9/30/97........      7.19      1.71         4.23         10.98       1,845
   Year ended 9/30/96........      5.09      1.68         4.39         19.62       1,486
   Year ended 9/30/95........      8.36      2.01         4.40         20.48       1,172
   2/1/94*- 9/30/94..........     (5.47)     1.75+        4.40+        10.06++       671
Minnesota Series--Class A
   Year ended 9/30/97.......       6.85       0.85         5.21          6.88    121,674
   Year ended 9/30/96.......       3.99       0.81         5.47         26.89    126,173
   Year ended 9/30/95.......       7.61       0.87         5.89          5.57    132,716
   Year ended 9/30/94.......       0.12       0.85         5.70          3.30    134,990
   Year ended 9/30/93.......      13.06       0.90         5.89          5.73    144,600
   Year ended 9/30/92.......       7.71       0.80         6.29         12.08    151,922
   Year ended 9/30/91.......      11.10       0.80         6.28          2.61    182,979
   Year ended 9/30/90.......       5.79       0.81         6.40         12.10    160,930
   Year ended 9/30/89.......       8.34       0.83         6.61          7.55    148,425
   Year ended 9/30/88.......      14.76       0.87         6.95         35.37    132,541
Minnesota Series--Class D
   Year ended 9/30/97.......       5.89       1.75         4.31          6.88      1,799
   Year ended 9/30/96.......       3.06       1.71         4.57         26.89      2,036
   Year ended 9/30/95.......       6.45       1.85         4.92          5.57      2,237
   2/1/94*- 9/30/94 ........      (3.08)      1.74+        4.68+         3.30++    1,649


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

MISSOURI SERIES--CLASS A
   Year ended 9/30/97........      $7.71        0.38       $0.19       $ 0.57       $(0.38)     $(0.08)         $0.11       $7.82
   Year ended 9/30/96........       7.70        0.39        0.08         0.47        (0.39)      (0.07)          0.01        7.71
   Year ended 9/30/95........       7.41        0.40        0.36         0.76        (0.40)      (0.07)          0.29        7.70
   Year ended 9/30/94........       8.31        0.40       (0.79)       (0.39)       (0.40)      (0.11)         (0.90)       7.41
   Year ended 9/30/93........       7.80        0.42        0.57         0.99        (0.42)      (0.06)          0.51        8.31
   Year ended 9/30/92........       7.72        0.44        0.15         0.59        (0.44)      (0.07)          0.08        7.80
   Year ended 9/30/91........       7.22        0.46        0.50         0.96        (0.46)         --           0.50        7.72
   YEAR ENDED 9/30/90               7.28        0.45       (0.06)        0.39        (0.45)         --          (0.06)       7.22
   Year ended 9/30/89........       7.10        0.47        0.18         0.65        (0.47)         --           0.18        7.28
   Year ended 9/30/88........       6.57        0.48        0.58         1.06        (0.48)      (0.05)          0.53        7.10
MISSOURI SERIES--CLASS D
   Year ended 9/30/97........       7.72        0.31        0.18         0.49        (0.31)      (0.08)          0.10        7.82
   Year ended 9/30/96........       7.70        0.32        0.09         0.41        (0.32)      (0.07)          0.02        7.72
   Year ended 9/30/95........       7.41        0.32        0.36         0.68        (0.32)      (0.07)          0.29        7.70
  2/1/94*- 9/30/94 .........        8.20        0.22       (0.79)       (0.57)       (0.22)         --          (0.79)       7.41
NEW YORK SERIES--CLASS A
   Year ended 9/30/97........       7.98        0.41        0.32         0.73        (0.41)      (0.02)          0.30        8.28
   Year ended 9/30/96........       7.86        0.42        0.12         0.54        (0.42)         --           0.12        7.98
   Year ended 9/30/95........       7.67        0.42        0.36         0.78        (0.42)      (0.17)          0.19        7.86
   Year ended 9/30/94........       8.75        0.43       (0.88)       (0.45)       (0.43)      (0.20)         (1.08)       7.67
   Year ended 9/30/93........       8.13        0.45        0.74         1.19        (0.45)      (0.12)          0.62        8.75
   Year ended 9/30/92........       7.94        0.49        0.26         0.75        (0.49)      (0.07)          0.19        8.13
   Year ended 9/30/91........       7.40        0.50        0.54         1.04        (0.50)         --           0.54        7.94
   Year ended 9/30/90........       7.71        0.51       (0.26)        0.25        (0.51)      (0.05)         (0.31)       7.40
   Year ended 9/30/89........       7.57        0.52        0.17         0.69        (0.52)      (0.03)          0.14        7.71
   Year ended 9/30/88........       7.28        0.52        0.48         1.00        (0.52)      (0.19)          0.29        7.57
NEW YORK SERIES--CLASS D
   Year ended 9/30/97........       7.98        0.34        0.33         0.67        (0.34)      (0.02)          0.31        8.29
   Year ended 9/30/96........       7.87        0.34        0.11         0.45        (0.34)         --           0.11        7.98
   Year ended 9/30/95........       7.67        0.34        0.37         0.71        (0.34)      (0.17)          0.20        7.87
   2/1/94*- 9/30/94 .........       8.55        0.23       (0.88)       (0.65)       (0.23)         --          (0.88)       7.67
OHIO SERIES--CLASS A
   Year ended 9/30/97........       8.09        0.42        0.17         0.59        (0.42)      (0.07)          0.10        8.19
   Year ended 9/30/96........       8.11        0.43        0.02         0.45        (0.43)      (0.04)         (0.02)       8.09
   Year ended 9/30/95........       7.90        0.44        0.28         0.72        (0.44)      (0.07)          0.21        8.11
   Year ended 9/30/94........       8.77        0.44       (0.70)       (0.26)       (0.44)      (0.17)         (0.87)       7.90
   Year ended 9/30/93........       8.28        0.46        0.56         1.02        (0.46)      (0.07)          0.49        8.77
   Year ended 9/30/92........       8.06        0.49        0.26         0.75        (0.49)      (0.04)          0.22        8.28
   Year ended 9/30/91........       7.62        0.51        0.45         0.96        (0.51)      (0.01)          0.44        8.06
   Year ended 9/30/90........       7.80        0.52       (0.08)        0.44        (0.52)      (0.10)         (0.18)       7.62
   Year ended 9/30/89........       7.71        0.54        0.11         0.65        (0.54)      (0.02)          0.09        7.80
   Year ended 9/30/88........       7.38        0.54        0.53         1.07        (0.54)      (0.20)          0.33        7.71
OHIO SERIES--CLASS D
   Year ended 9/30/97........       8.13        0.35        0.17         0.52        (0.35)      (0.07)          0.10        8.23
   Year ended 9/30/96........       8.15        0.36        0.02         0.38        (0.36)      (0.04)         (0.02)       8.13
   Year ended 9/30/95........       7.92        0.36        0.30         0.66        (0.36)      (0.07)          0.23        8.15
   2/1/94*- 9/30/94 .........       8.61        0.24       (0.69)       (0.45)       (0.24)         --          (0.69)       7.92
OREGON SERIES--CLASS A
   Year ended 9/30/97........       7.65        0.38        0.26         0.64        (0.38)      (0.04)          0.22        7.87
   Year ended 9/30/96........       7.66        0.40          --         0.40        (0.40)      (0.01)         (0.01)       7.65
   Year ended 9/30/95........       7.43        0.40        0.25         0.65        (0.40)      (0.02)          0.23        7.66
   Year ended 9/30/94........       8.08        0.40       (0.59)       (0.19)       (0.40)      (0.06)         (0.65)       7.43
   Year ended 9/30/93........       7.60        0.42        0.48         0.90        (0.42)         --           0.48        8.08
   Year ended 9/30/92........       7.42        0.42        0.18         0.60        (0.42)         --           0.18        7.60
   Year ended 9/30/91........       6.96        0.44        0.46         0.90        (0.44)         --           0.46        7.42
   Year ended 9/30/90........       7.05        0.44       (0.09)        0.35        (0.44)         --          (0.09)       6.96
   Year ended 9/30/89........       6.83        0.44        0.22         0.66        (0.44)         --           0.22        7.05
   Year ended 9/30/88........       6.21        0.45        0.62         1.07        (0.45)         --           0.62        6.83
OREGON SERIES--CLASS D
   Year ended 9/30/97........       7.64        0.31        0.27         0.58        (0.31)      (0.04)          0.23        7.87
   Year ended 9/30/96........       7.65        0.33          --         0.33        (0.33)      (0.01)         (0.01)       7.64
   Year ended 9/30/95........       7.43        0.33        0.24         0.57        (0.33)      (0.02)          0.22        7.65
   2/1/94*- 9/30/94 .........       8.02        0.22       (0.59)       (0.37)       (0.22)         --          (0.59)       7.43
SOUTH CAROLINA SERIES--CLASS A
   Year ended 9/30/97........       8.07        0.40        0.22         0.62        (0.40)      (0.13)          0.09        8.16
   Year ended 9/30/96........       7.97        0.41        0.12         0.53        (0.41)      (0.02)          0.10        8.07
   Year ended 9/30/95........       7.61        0.41        0.37         0.78        (0.41)      (0.01)          0.36        7.97
   Year ended 9/30/94........       8.52        0.41       (0.79)       (0.38)       (0.41)      (0.12)         (0.91)       7.61
   Year ended 9/30/93........       8.00        0.43        0.54         0.97        (0.43)      (0.02)          0.52        8.52
   Year ended 9/30/92........       7.71        0.45        0.31         0.76        (0.45)      (0.02)          0.29        8.00
   Year ended 9/30/91........       7.23        0.46        0.52         0.98        (0.46)      (0.04)          0.48        7.71
   Year ended 9/30/90........       7.37        0.48       (0.14)        0.34        (0.48)         --          (0.14)       7.23
   Year ended 9/30/89........       7.21        0.48        0.17         0.65        (0.48)      (0.01)          0.16        7.37
   Year ended 9/30/88........       6.67        0.50        0.54         1.04        (0.50)         --           0.54        7.21


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                          RATIO OF                                                       RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF   INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER   (000'S OMITTED) PER SHARE@ NET ASSETS@  NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  --------------  ----------  ---------- ------------

Missouri Series--Class A
   Year ended 9/30/97.......      7.70%     0.89%        4.93%          6.47%      $ 52,766
   Year ended 9/30/96.......      6.27      0.86         5.03           8.04         49,941
   Year ended 9/30/95.......     10.67      0.88         5.31           3.88         51,169     $0.39        0.93%          5.26%
   Year ended 9/30/94.......     (4.85)     0.74         5.18          14.33         52,621      0.39        0.88           5.04
   Year ended 9/30/93.......     13.17      0.71         5.29          17.03         56,861      0.41        0.91           5.09
   Year ended 9/30/92.......      7.87      0.83         5.71          18.80         49,459
   Year ended 9/30/91.......     13.61      0.88         6.10          16.30         47,659
   Year ended 9/30/90             5.47      0.84         6.20          30.46         50,875
   Year ended 9/30/89.......      9.33      0.96         6.43          32.81         49,162
   Year ended 9/30/88.......     16.74      0.86         6.88          12.32         58,457
Missouri Series--Class D
   Year ended 9/30/97.......      6.60      1.80         4.02           6.47            474
   Year ended 9/30/96.......      5.46      1.76         4.13           8.04            565
   Year ended 9/30/95.......      9.49      1.98         4.23           3.88            515      0.32        2.03           4.18
   2/1/94*- 9/30/94 ........     (7.16)     1.70+        4.27+         14.33++          350      0.22        1.80+          4.17+
New York Series--Class A
   Year ended 9/30/97.......      9.45      0.82         5.09          23.83         83,528
   Year ended 9/30/96.......      6.97      0.77         5.24          25.88         82,719
   Year ended 9/30/95.......     10.93      0.88         5.52          34.05         83,980
   Year ended 9/30/94.......     (5.37)     0.87         5.31          28.19         90,914
   Year ended 9/30/93.......     15.26      0.94         5.37          27.90        104,685
   Year ended 9/30/92.......      9.80      0.79         6.09          42.90         92,681
   Year ended 9/30/91.......     14.56      0.80         6.57          44.57         83,684
   Year ended 9/30/90.......      3.19      0.79         6.65          32.14         77,766
   Year ended 9/30/89.......      9.35      0.80         6.78          47.69         75,471
   Year ended 9/30/88.......     14.74      0.86         6.96          62.42         74,238
New York Series--Class D
   Year ended 9/30/97.......      8.60      1.73         4.18          23.83          1,572
   Year ended 9/30/96.......      5.86      1.68         4.33          25.88          1,152
   Year ended 9/30/95.......      9.87      1.96         4.42          34.05            885
   2/1/94*- 9/30/94 ........     (7.73)     1.81+        4.39+         28.19++          476
Ohio Series--Class A
   Year ended 9/30/97.......      7.54      0.81         5.19          11.76        154,419
   Year ended 9/30/96.......      5.68      0.77         5.32          12.90        162,243
   Year ended 9/30/95.......      9.59      0.84         5.56           2.96        170,191
   Year ended 9/30/94.......     (3.08)     0.84         5.34           9.37        171,469
   Year ended 9/30/93.......     12.81      0.85         5.44          30.68        190,083
   Year ended 9/30/92.......      9.68      0.75         6.02           7.15        170,427
   Year ended 9/30/91.......     12.96      0.77         6.42          13.95        156,179
   Year ended 9/30/90.......      5.70      0.77         6.63          16.05        136,251
   Year ended 9/30/89.......      8.74      0.79         6.91          12.72        131,900
   Year ended 9/30/88.......     15.76      0.83         7.20          26.71        122,386
Ohio Series--Class D
   Year ended 9/30/97.......      6.57      1.71         4.29          11.76          1,160
   Year ended 9/30/96.......      4.74      1.67         4.42          12.90          1,011
   Year ended 9/30/95.......      8.67      1.93         4.48           2.96            660
   2/1/94*- 9/30/94 ........     (5.36)     1.78+        4.41+          9.37++          324
Oregon Series--Class A
   Year ended 9/30/97.......      8.60      0.90         4.88          19.46         55,239
   Year ended 9/30/96.......      5.27      0.86         5.18          28.65         57,345
   Year ended 9/30/95.......      9.05      0.86         5.40           2.47         59,549      0.40        0.91           5.35
   Year ended 9/30/94.......     (2.38)     0.78         5.20           9.43         59,884      0.39        0.89           5.09
   Year ended 9/30/93.......     12.21      0.78         5.35           8.08         62,095      0.41        0.93           5.20
   Year ended 9/30/92.......      8.35      0.68         5.63           0.21         48,797      0.42        0.83           5.48
   Year ended 9/30/91.......     13.25      0.71         6.06           7.60         39,350      0.42        0.91           5.96
   Year ended 9/30/90.......      4.99      0.72         6.17           4.09         32,221      0.42        0.93           5.96
   Year ended 9/30/89.......      9.95      0.64         6.34           0.19         30,510      0.42        0.96           6.03
   Year ended 9/30/88.......     17.89      0.54         6.86           3.94         26,609      0.42        1.01           6.39
Oregon Series--Class D
   Year ended 9/30/97.......      7.77      1.80         3.98          19.46          1,678
   Year ended 9/30/96.......      4.33      1.76         4.28          28.65          1,540
   Year ended 9/30/95.......      7.86      1.83         4.41           2.47          1,495      0.33        1.88           4.36
   2/1/94*- 9/30/94 ........     (4.76)     1.72+        4.32+          9.43++          843      0.22        1.82+          4.22+
South Carolina Series--Class A
   Year ended 9/30/97.......      7.99      0.84         5.04            --          101,018
   Year ended 9/30/96.......      6.82      0.80         5.15          20.66         108,163
   Year ended 9/30/95.......     10.69      0.88         5.38           4.13         112,421
   Year ended 9/30/94.......     (4.61)     0.83         5.12           1.81         115,133
   Year ended 9/30/93.......     12.52      0.85         5.19          17.69         120,589
   Year ended 9/30/92.......     10.08      0.81         5.71           3.37          82,882
   Year ended 9/30/91.......     13.95      0.81         6.14           9.05          63,863     0.45        0.91           6.04
   Year ended 9/30/90.......      4.48      0.73         6.47          15.26          49,234     0.47        0.84           6.35
   Year ended 9/30/89.......      9.41      0.68         6.48           0.03          46,487     0.46        0.88           6.28
   Year ended 9/30/88.......     16.18      0.33         7.03          12.36          26,385     0.45        1.00           6.36


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@  GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

SOUTH CAROLINA SERIES--CLASS D
   Year ended 9/30/97........      $8.06       $0.33       $0.23        $0.56       $(0.33)     $(0.13)         $0.10       $8.16
   Year ended 9/30/96........       7.97        0.34        0.11         0.45        (0.34)      (0.02)          0.09        8.06
   Year ended 9/30/95........       7.61        0.34        0.37         0.71        (0.34)      (0.01)          0.36        7.97
   2/1/94*- 9/30/94 .........       8.42        0.22       (0.81)       (0.59)       (0.22)         --          (0.81)       7.61
CALIFORNIA HIGH-YIELD SERIES--CLASS A
   Year ended 9/30/97........       6.50        0.34        0.20         0.54        (0.34)      (0.09)           0.11       6.61
   YEAR ENDED 9/30/96........       6.47        0.36        0.05         0.41        (0.36)      (0.02)           0.03       6.50
   Year ended 9/30/95........       6.30        0.37        0.17         0.54        (0.37)         --            0.17       6.47
   Year ended 9/30/94........       6.73        0.37       (0.34)        0.03        (0.37)      (0.09)          (0.43)      6.30
   Year ended 9/30/93........       6.65        0.39        0.28         0.67        (0.39)      (0.20)           0.08       6.73
   Year ended 9/30/92........       6.50        0.41        0.16         0.57        (0.41)      (0.01)           0.15       6.65
   Year ended 9/30/91........       6.18        0.42        0.33         0.75        (0.42)      (0.01)           0.32       6.50
   Year ended 9/30/90........       6.36        0.42       (0.07)        0.35        (0.42)      (0.11)          (0.18)      6.18
   Year ended 9/30/89........       6.27        0.44        0.15         0.59        (0.44)      (0.06)           0.09       6.36
   Year ended 9/30/88........       5.94        0.44        0.39         0.83        (0.44)      (0.06)           0.33       6.27
CALIFORNIA HIGH-YIELD SERIES--CLASS D
   Year ended 9/30/97.........      6.51        0.28        0.19         0.47        (0.28)      (0.09)           0.10       6.61
   Year ended 9/30/96.........      6.48        0.30        0.05         0.35        (0.30)      (0.02)           0.03       6.51
   Year ended 9/30/95.........      6.31        0.31        0.17         0.48        (0.31)         --            0.17       6.48
   2/1/94*- 9/30/94...........      6.67        0.21       (0.36)       (0.15)       (0.21)         --           (0.36)      6.31
CALIFORNIA QUALITY SERIES--CLASS A
   Year ended 9/30/97.........      6.75        0.34        0.24         0.58        (0.34)         --            0.24       6.99
   Year ended 9/30/96.........      6.65        0.35        0.11         0.46        (0.35)      (0.01)           0.10       6.75
   Year ended 9/30/95.........      6.39        0.34        0.32         0.66        (0.34)      (0.06)           0.26       6.65
   Year ended 9/30/94.........      7.28        0.35       (0.73)       (0.38)       (0.35)      (0.16)          (0.89)      6.39
   Year ended 9/30/93.........      6.85        0.37        0.54         0.91        (0.37)      (0.11)           0.43       7.28
   Year ended 9/30/92.........      6.65        0.40        0.22         0.62        (0.40)      (0.02)           0.20       6.85
   Year ended 9/30/91.........      6.22        0.40        0.46         0.86        (0.40)      (0.03)           0.43       6.65
   Year ended 9/30/90.........      6.47        0.40       (0.13)        0.27        (0.40)      (0.12)          (0.25)      6.22
   Year ended 9/30/89.........      6.29        0.42        0.19         0.61        (0.42)      (0.01)           0.18       6.47
   Year ended 9/30/88.........      6.01        0.42        0.39         0.81        (0.42)      (0.11)           0.28       6.29
CALIFORNIA QUALITY SERIES--CLASS D
   Year ended 9/30/97.........      6.74        0.28        0.23         0.51        (0.28)         --            0.23       6.97
   Year ended 9/30/96.........      6.63        0.28        0.12         0.40        (0.28)      (0.01)           0.11       6.74
   Year ended 9/30/95.........      6.38        0.28        0.31         0.59        (0.28)      (0.06)           0.25       6.63
   2/1/94*- 9/30/94 ..........      7.13        0.19       (0.75)       (0.56)       (0.19)         --           (0.75)      6.38
FLORIDA SERIES--CLASS A
   Year ended 9/30/97.........      7.67        0.36        0.23         0.59        (0.36)      (0.10)           0.13       7.80
   Year ended 9/30/96.........      7.71        0.38        0.04         0.42        (0.38)      (0.08)          (0.04)      7.67
   Year ended 9/30/95.........      7.34        0.40        0.37         0.77        (0.40)         --            0.37       7.71
   Year ended 9/30/94.........      8.20        0.42       (0.74)       (0.32)       (0.42)      (0.12)          (0.86)      7.34
   Year ended 9/30/93.........      7.56        0.46        0.65         1.11        (0.46)      (0.01)           0.64       8.20
   Year ended 9/30/92.........      7.37        0.47        0.19         0.66        (0.47)         --            0.19       7.56
   Year ended 9/30/91.........      6.90        0.43        0.47         0.90        (0.43)         --            0.47       7.37
   Year ended 9/30/90.........      6.99        0.45       (0.09)        0.36        (0.45)         --           (0.09)      6.90
   Year ended 9/30/89.........      6.71        0.46        0.28         0.74        (0.46)         --            0.28       6.99
   Year ended 9/30/88.........      6.02        0.47        0.69         1.16        (0.47)         --            0.69       6.71
FLORIDA SERIES--CLASS D
   Year ended 9/30/97.........      7.68        0.30        0.23         0.53        (0.30)      (0.10)           0.13       7.81
   Year ended 9/30/96.........      7.72        0.32        0.04         0.36        (0.32)      (0.08)          (0.04)      7.68
   Year ended 9/30/95.........      7.34        0.34        0.38         0.72        (0.34)         --            0.38       7.72
   2/1/94*- 9/30/94 ..........      8.10        0.24       (0.76)       (0.52)       (0.24)         --           (0.76)      7.34
NORTH CAROLINA SERIES--CLASS A
   Year ended 9/30/97........       7.84        0.37        0.24         0.61        (0.37)      (0.03)           0.21       8.05
   Year ended 9/30/96........       7.74        0.37        0.11         0.48        (0.37)      (0.01)           0.10       7.84
   Year ended 9/30/95........       7.30        0.39        0.45         0.84        (0.39)      (0.01)           0.44       7.74
   Year ended 9/30/94........       8.22        0.41       (0.87)       (0.46)       (0.41)      (0.05)          (0.92)      7.30
   Year ended 9/30/93........       7.61        0.43        0.63         1.06        (0.43)      (0.02)           0.61       8.22
   Year ended 9/30/92........       7.39        0.44        0.22         0.66        (0.44)         --            0.22       7.61
   Year ended 9/30/91........       7.04        0.45        0.35         0.80        (0.45)         --            0.35       7.39
   8/27/90*- 9/30/90.........       7.14        0.03       (0.10)       (0.07)       (0.03)         --           (0.10)      7.04
NORTH CAROLINA SERIES--CLASS D
   Year ended 9/30/97........       7.83        0.31        0.25         0.56        (0.31)      (0.03)           0.22       8.05
   Year ended 9/30/96........       7.74        0.31        0.10         0.41        (0.31)      (0.01)           0.09       7.83
   Year ended 9/30/95........       7.29        0.33        0.46         0.79        (0.33)      (0.01)           0.45       7.74
   2/1/94*- 9/30/94 .........       8.17        0.23       (0.88)       (0.65)       (0.23)         --           (0.88)      7.29


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                         RATIO OF                                                        RATIO OF
                                                           NET                                  ADJUSTED    ADJUSTED        NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET     RATIO OF    INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@ NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------  ----------  ----------  ------------

South Carolina Series--Class D
   Year ended 9/30/97.......      7.15%     1.75%        4.13%           --          $ 3,663
   Year ended 9/30/96.......      5.73      1.70         4.25          20.66%          2,714
   Year ended 9/30/95.......      9.63      1.85         4.40           4.13           1,704
   2/1/94*- 9/30/94 ........     (7.14)     1.74+        4.29+          1.81++         1,478
California High-Yield Series--Class A
   Year ended 9/30/97.......      8.74      0.87         5.26          22.42          52,883
   Year ended 9/30/96.......      6.49      0.84         5.49          34.75          50,264
   Year ended 9/30/95.......      8.85      0.90         5.84          17.64          51,504
   Year ended 9/30/94.......      0.41      0.85         5.74           8.36          48,007
   Year ended 9/30/93.......     10.66      0.88         5.94           7.70          51,218
   Year ended 9/30/92.......      9.00      0.82         6.20          45.50          49,448
   Year ended 9/30/91.......     12.53      0.83         6.67           5.13          49,172
   Year ended 9/30/90.......      5.57      0.89         6.68          17.66          49,312
   Year ended 9/30/89.......      9.61      0.89         6.85          14.70          51,079
   Year ended 9/30/88.......     14.72      0.91         7.17          20.79          53,037
California High-Yield Series--Class D
   Year ended 9/30/97.......      7.60      1.77         4.36          22.42           3,320
   Year ended 9/30/96.......      5.53      1.74         4.59          34.75           1,919
   Year ended 9/30/95.......      7.78      1.91         4.84          17.64           1,277
   2/1/94*- 9/30/94.........     (2.47)     1.74+        4.73+          8.36++           650
California Quality Series--Class A
   Year ended 9/30/97.......      8.87      0.82         4.99          12.16          86,992
   Year ended 9/30/96.......      7.00      0.79         5.11          12.84          95,560
   Year ended 9/30/95.......     10.85      0.89         5.34          11.24          94,947
   Year ended 9/30/94.......     (5.46)     0.81         5.20          22.16          99,020
   Year ended 9/30/93.......     13.92      0.82         5.30          15.67         111,732
   Year ended 9/30/92.......      9.56      0.78         5.86          34.25          93,557
   Year ended 9/30/91.......     14.35      0.78         6.19          20.11          77,884
   Year ended 9/30/90.......      4.22      0.83         6.31          28.61          61,854
   Year ended 9/30/89.......      9.86      0.85         6.53          57.85          59,258
   Year ended 9/30/88.......     14.37      0.86         6.74          46.47          58,608
California Quality Series--Class D
   Year ended 9/30/97.......      7.75      1.72         4.09          12.16           1,677
   Year ended 9/30/96.......      6.20      1.69         4.21          12.84           1,645
   Year ended 9/30/95.......      9.61      1.88         4.36          11.24             863
   2/1/94*- 9/30/94 ........     (8.01)     1.77+        4.39+         22.16++           812
Florida Series--Class A
   Year ended 9/30/97.......      8.01      1.04         4.70          33.68           42,024
   Year ended 9/30/96.......      5.54      0.97         4.90          18.53           45,200   $0.38        0.97%     4.90%
   Year ended 9/30/95.......     10.87      0.72         5.38          11.82           49,030    0.37        1.03      5.07
   Year ended 9/30/94.......     (3.99)     0.42         5.49           6.17           49,897    0.38        1.00      4.91
   Year ended 9/30/93.......     15.21      0.23         5.82          16.42           52,855    0.40        1.03      5.01
   Year ended 9/30/92.......      9.24      0.17         6.32          12.62           37,957    0.41        1.02      5.47
   Year ended 9/30/91.......     13.41      0.90         6.00             --           28,173    0.42        1.15      5.75
   Year ended 9/30/90.......      5.23      0.65         6.44          13.08           24,025    0.44        0.90      6.20
   Year ended 9/30/89.......     11.28      0.69         6.61           2.41           23,062    0.44        0.94      6.36
   Year ended 9/30/88.......     19.82      0.67         7.18           1.07           20,457    0.45        0.91      6.93
Florida Series--Class D
   Year ended 9/30/97.......      7.18      1.81         3.93          33.68            1,678
   Year ended 9/30/96.......      4.74      1.73         4.14          18.53            1,277    0.32        1.73       4.14
   Year ended 9/30/95.......     10.07      1.66         4.53          11.82              603    0.31        1.97       4.22
   2/1/94*- 9/30/94 ........     (6.64)     1.29+        4.61+          6.17++            244    0.21        1.84+      4.06+
North Carolina Series--Class A
   Year ended 9/30/97.......      8.01      1.09         4.66          13.04           32,684
   Year ended 9/30/96.......      6.39      1.05         4.75          15.12           35,934    0.37        1.06       4.74
   Year ended 9/30/95.......     11.92      0.82         5.21           4.38           37,446    0.36        1.18       4.85
   Year ended 9/30/94.......     (5.80)     0.44         5.29          15.61           38,920    0.35        1.13       4.60
   Year ended 9/30/93.......     14.46      0.23         5.44           3.13           38,828    0.35        1.22       4.45
   Year ended 9/30/92.......      9.23      0.14         5.83          12.51           21,836    0.34        1.40       4.57
   Year ended 9/30/91.......     11.97      0.07         6.10            --             9,255    0.22        3.22       2.96
   8/27/90*- 9/30/90........     (1.40)     0.94+        4.48+           --             1,377    0.01        4.48+      1.04+
North Carolina Series--Class D
   Year ended 9/30/97.......      7.33      1.85         3.90          13.04            1,217
   Year ended 9/30/96.......      5.45      1.81         3.99          15.12            1,232    0.31        1.82       3.98
   Year ended 9/30/95.......     11.19      1.64         4.42           4.38            1,257    0.31        2.00       4.06
   2/1/94*- 9/30/94 ........     (8.15)     1.27+        4.49+         15.61++          1,282    0.20        1.95+      3.82


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

NEW JERSEY--CLASS A
   Year ended 9/30/97........      $7.60       $0.36       $0.21        $0.57       $(0.36)     $(0.25)         $(0.04)     $7.56
   Year ended 9/30/96........       7.59        0.39        0.01         0.40        (0.39)         --            0.01       7.60
   Year ended 9/30/95........       7.40        0.39        0.29         0.68        (0.39)      (0.10)           0.19       7.59
   Year ended 9/30/94........       8.24        0.41       (0.74)       (0.33)       (0.41)      (0.10)          (0.84)      7.40
   Year ended 9/30/93........       7.74        0.42        0.61         1.03        (0.42)      (0.11)           0.50       8.24
YEAR ENDED 9/30/92                  7.49        0.44        0.27         0.71        (0.44)      (0.02)           0.25       7.74
   Year ended 9/30/91........       7.01        0.44        0.51         0.95        (0.44)      (0.03)           0.48       7.49
   Year ended 9/30/90........       7.17        0.45       (0.10)        0.35        (0.45)      (0.06)          (0.16)      7.01
   Year ended 9/30/89........       6.98        0.48        0.19         0.67        (0.48)         --            0.19       7.17
   2/16/88*- 9/30/88.........       7.14        0.30       (0.16)        0.14        (0.30)         --           (0.16)      6.98
NEW JERSEY--CLASS D
   Year ended 9/30/97........       7.68        0.31        0.21         0.52        (0.31)      (0.25)          (0.04)      7.64
   Year ended 9/30/96........       7.67        0.33        0.01         0.34        (0.33)         --            0.01       7.68
   Year ended 9/30/95........       7.48        0.33        0.29         0.62        (0.33)      (0.10)           0.19       7.67
   2/1/94*- 9/30/94..........       8.14        0.23       (0.66)       (0.43)       (0.23)         --           (0.66)      7.48
PENNSYLVANIA--CLASS A
   Year ended 9/30/97........       7.82        0.36        0.24         0.60        (0.36)      (0.10)           0.14       7.96
   Year ended 9/30/96........       7.79        0.38        0.12         0.50        (0.38)      (0.09)           0.03       7.82
   Year ended 9/30/95........       7.55        0.38        0.37         0.75        (0.38)      (0.13)           0.24       7.79
   Year ended 9/30/94........       8.61        0.39       (0.80)       (0.41)       (0.39)      (0.26)          (1.06)      7.55
   Year ended 9/30/93........       8.02        0.42        0.71         1.13        (0.42)      (0.12)           0.59       8.61
   Year ended 9/30/92........       7.74        0.46        0.30         0.76        (0.46)      (0.02)           0.28       8.02
   Year ended 9/30/91........       7.34        0.47        0.49         0.96        (0.47)      (0.09)           0.40       7.74
   Year ended 9/30/90........       7.50        0.47       (0.16)        0.31        (0.47)         --           (0.16)      7.34
   Year ended 9/30/89........       7.31        0.49        0.19         0.68        (0.49)         --            0.19       7.50
   Year ended 9/30/88........       6.76        0.50        0.56         1.06        (0.50)      (0.01)           0.55       7.31
PENNSYLVANIA--CLASS D
   Year ended 9/30/97........       7.81        0.30        0.24         0.54        (0.30)      (0.10)           0.14       7.95
   Year ended 9/30/96........       7.78        0.32        0.12         0.44        (0.32)      (0.09)           0.03       7.81
   Year ended 9/30/95........       7.54        0.31        0.37         0.68        (0.31)      (0.13)           0.24       7.78
   2/1/94*- 9/30/94..........       8.37        0.22       (0.83)       (0.61)       (0.22)         --           (0.83)      7.54


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                         RATIO OF                                                        RATIO OF
                                                           NET                                  ADJUSTED    ADJUSTED        NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET     RATIO OF    INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@ NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------  ----------  ----------  ------------

New Jersey--Class A
   Year ended 9/30/97.......      7.96%     1.06%        4.90%         20.22%      $62,597
   Year ended 9/30/96.......      5.37      1.02         5.06          25.65        66,293
   Year ended 9/30/95.......      9.77      1.01         5.29           4.66        73,561        $0.39        1.06%     5.24%
   Year ended 9/30/94.......     (4.25)     0.90         5.24          12.13        73,942         0.40        1.07      5.07
   Year ended 9/30/93.......     14.02      0.86         5.37          15.90        82,447         0.40        1.11      5.12
   Year ended 9/30/92             9.70      0.85         5.74          27.13        74,256         0.42        1.10      5.49
   Year ended 9/30/91.......     13.97      0.81         6.02          14.64        65,044         0.42        1.11      5.72
   Year ended 9/30/90.......      5.04      0.81         6.32          37.26        54,287         0.43        1.12      6.01
   Year ended 9/30/89.......      9.91      0.57         6.70          16.10        51,015         0.44        1.17      6.10
   2/16/88*- 9/30/88........      1.96      0.40+        6.92+          8.20        35,563         0.26        1.36+     5.96+
New Jersey--Class D
   Year ended 9/30/97.......      7.10      1.83         4.13          20.22         1,282
   Year ended 9/30/96.......      4.56      1.79         4.29          25.65         1,152
   Year ended 9/30/95.......      8.79      1.89         4.45           4.66         1,190         0.33        1.94      4.40
   2/1/94*- 9/30/94.........     (5.47)     1.75+        4.37+         12.13++         986         0.22        1.87+     4.25+
Pennsylvania--Class A
   Year ended 9/30/97.......      7.89      1.19         4.60          32.99        30,092
   Year ended 9/30/96.......      6.57      1.11         4.82           4.56        31,139
   Year ended 9/30/95.......     10.55      1.21         5.05          11.78        33,251
   Year ended 9/30/94.......     (5.00)     1.16         4.91           7.71        34,943
   Year ended 9/30/93.......     14.71      1.19         5.14          40.74        41,296
   Year ended 9/30/92.......     10.04      1.01         5.79          32.87        39,431         0.45        1.16      5.64
   Year ended 9/30/91.......     13.40      0.98         6.16          25.24        37,853         0.45        1.23      5.91
   Year ended 9/30/90.......      4.13      0.06         6.24          40.64        35,572         0.45        1.31      5.99
   Year ended 9/30/89.......      9.53      0.92         6.56           9.05        41,856         0.47        1.17      6.30
   Year ended 9/30/88.......     16.20      0.83         6.96           4.14        30,796         0.48        1.08      6.71
Pennsylvania--Class D
   Year ended 9/30/97.......      7.07      1.96         3.83          32.99           816
   Year ended 9/30/96.......      5.76      1.88         4.05           4.56           876
   Year ended 9/30/95.......      9.53      2.23         4.10          11.78           426
   2/1/94*- 9/30/94.........     (7.50)     2.00+        4.20+          7.71++          43


----------
   + Annualized.

  ++ For the year ended 9/30/94.

                                       19

ALTERNATIVE DISTRIBUTION SYSTEM

    Each Series offers two classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing charges and, for a one-year period, a CDSL.

    Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fee of Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load deducted at the time of purchase. Furthermore, the higher distribution fees on Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.


    Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more.


    Alternatively, some investors might choose to have all of their funds invested initially by purchasing Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.

    Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales load and higher distribution fees with respect to Class D shares in that the sales loads and distribution fees applicable to a Class provide for the financing of the distribution of the shares of the Series.

    The two classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or applicable state law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee of each class. Class D shares bear higher distribution expenses which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.

    The Directors or Trustees of each Fund believe that no conflict of interest currently exists between the Class A and Class D shares of each Series. On an ongoing basis, they, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises. For this purpose, they will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

    DIFFERENCES BETWEEN CLASSES. The primary differences between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                   ANNUAL 12B-1 FEES
                                   (AS A % OF AVERAGE
           SALES LOAD              DAILY NET ASSETS)       OTHER INFORMATION
           ----------              ------------------      -----------------
CLASS A    Maximum initial         Service fee of          Initial sales load
           sales load of 4.75%     .25%.                   waived or reduced
           of the public                                   for certain
           offering price.                                 purchases.
                                                           CDSL of 1% on
                                                           redemptions within
                                                           18 months of
                                                           purchase on
                                                           shares on which
                                                           initial sales load
                                                           was waived in full
                                                           due to the size of
                                                           the purchase.

CLASS D    None                    Service fee of          CDSL of 1% on
                                   .25%; Distribution      redemptions within
                                   fee of .75%.            one year of
                                                           purchase.

INVESTMENT OBJECTIVES AND POLICIES

MUNICIPAL SECURITIES

    As used in this Prospectus, "municipal securities" refers to short-term notes, commercial paper and intermediate and long-term bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities, the interest on which is, in the opinion of counsel to the issuers, exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such interest may, however, be subject to the federal alternative minimum tax. Such securities are traded primarily in the over-the-counter market.

    Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses.

    The two principal classifications of municipal bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds"
issued by or on behalf of public authorities to obtain funds for privately-operated facilities are eligible for purchase, provided that the interest paid thereon qualifies as exempt from regular federal income taxes and, in certain instances, applicable state and/or local taxes. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality. Interest earned from certain municipal securities (including certain industrial development bonds) that are private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), is treated as a preference item for purposes of the alternative minimum tax. Each Series may invest any portion of its assets in municipal securities the interest on which is subject to the alternative minimum tax. Under normal circumstances, each Series will invest at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax (although such interest may be subject to the federal alternative minimum tax) and state or local income tax.

    Municipal notes generally are issued to provide for short-term capital needs and generally have maturities of 5 years or less. They include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

Municipal   commercial  paper  are  short-term  obligations  generally  having a maturity of less than nine months.

    It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a particular state. For example, adverse conditions in an industry that is significant to the state could have a correspondingly adverse effect on specific issuers within the state or on anticipated revenue of the issuing state; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenue. The value of municipal securities is dependent on a variety of factors, including general conditions in the money markets or the municipal bond markets, political and economic factors nationally or within a state, the size of the particular offering, the supply of municipal bonds, the maturity of the obligation, the credit quality and rating of the issue and the assistance provided to the bond issuing authority by the applicable state. Under normal market conditions, if general market interest rates are increasing, the prices of bonds will decrease. In a market of decreasing interest rates, the opposite will generally be true. In either case, the longer the maturity, the greater the effect. A more detailed description of the municipal securities in which each Series may invest and special factors relating to them is set forth in each Series' Statement of Additional Information.

SELIGMAN MUNICIPAL FUND SERIES, INC.

    The Municipal Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, incorporated in Maryland on August 8, 1983. The Municipal Fund consists of a National Series and twelve state Series, as described below. The Municipal Fund State Series offer investments in the following states:

             Colorado                     Minnesota
             Georgia                      Missouri
             Louisiana                    New York
             Maryland                     Ohio
             Massachusetts                Oregon
             Michigan                     South Carolina

    NATIONAL SERIES seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Under normal market conditions, the National Series attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. There can be no assurance that the National Series will be able to meet its investment objective.

    MUNICIPAL FUND STATE SERIES each seek to maximize income exempt from regular federal income taxes and from the personal income taxes of its designated state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each Municipal Fund State Series attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income taxes and from the personal income taxes of the designated state. Such interest, however, may be subject to the federal alternative minimum tax. Each Municipal Fund State Series may also invest in municipal securities of issuers outside its designated state if such securities bear interest that is exempt from regular federal income taxes and personal income taxes of the state. If, in abnormal market conditions, in the judgment of the Manager, municipal securities satisfying the investment objective of any of the Municipal Fund State Series are not available or for other defensive purposes, such Municipal Fund State Series may temporarily invest up to 20% of the value of its net assets in instruments the interest on which is exempt from regular federal income taxes, but not State personal income taxes. Such securities would include those set forth under "Municipal Securities" above, that would otherwise meet the Series' objective. There can be no assurance that a Municipal Fund State Series will be able to meet its investment objective.

    Each Municipal Fund State Series and the National Series are expected to invest principally, without percentage limitations, in municipal securities that are rated investment grade on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities.


    In unusual circumstances, the Municipal Fund may invest up to 20% of the value of its net assets on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of "Acceptable Banking Institutions." Acceptable Banking Institutions are defined as the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest (based on assets) foreign banks with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


SELIGMAN MUNICIPAL SERIES TRUST

    The Municipal Trust is a non-diversified open-end management investment company, organized as an unincorporated business trust under the laws of Massachusetts on July 27, 1984. The Municipal Trust consists of Seligman North Carolina Municipal Series, Seligman Florida Municipal Series, Seligman California Municipal Quality Series and Seligman California Municipal High-Yield Series.

    SELIGMAN NORTH CAROLINA MUNICIPAL SERIES (the "North Carolina Series") and SELIGMAN FLORIDA MUNICIPAL SERIES (the "Florida Series") each seek high income exempt from regular federal income taxes (and with respect to the North Carolina Series, North Carolina personal income taxes) consistent with preservation of capital and with consideration given to capital gain by investing in North Carolina or Florida municipal securities, as applicable, and investment grade commercial paper rated within the two highest rating categories, on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager and under the supervision of the Trustees, it is believed that such securities are of comparable quality to investment grade securities. There can be no assurance that a Series will be able to meet its investment objective.

    Each Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in North Carolina or Florida municipal securities, as applicable, the interest on which is exempt from regular federal taxes and, if applicable, North Carolina personal taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, North Carolina or Florida municipal securities satisfying such Series' objective may not be purchased, the Municipal Trust may make temporary investments in securities issued by states other than North Carolina or Florida. Moreover, under such conditions and for defensive purposes, a Series may make temporary investments in high-quality securities, the interest on which is not exempt from federal income tax or, if applicable, North Carolina personal taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or bet-ter, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Each Series is permitted to purchase project notes and standby commitments; however, neither Series has any present intention of investing in such securities.

    SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES (the "California Quality Series") seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are within the three highest ratings of Moody's (Aaa, Aa, A for bonds; MIG1, MIG2, MIG3, for notes; P-1 for commercial paper) or S&P (AAA, AA, A for bonds; SP-1, SP-2 for notes; A-1+, A-1/A-2 for commercial paper). The Series also may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to the rated securities in which the series may invest. The securities held by the California Quality Series ordinarily will have maturities in excess of one year. There can be no assurance that the California Quality Series will be able to meet its investment objective.

    SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES (the "California High-Yield Series") seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are rated within the medium to lower rating categories of Moody's (Baa or lower for bonds; MIG3 or lower for notes; P-2 or lower for commercial paper) or S&P (BBB or lower for bonds; A-2 or lower for commercial paper). The Series may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to securities with a medium or low credit rating. The securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.

    The securities in which the California High-Yield Series invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rating categories. Shares of the California High-Yield Series are appropriate only for those investors who can bear the risk inherent in seeking the highest tax-exempt yields.

    During the fiscal year ended September 30, 1997 the weighted average ratings of the California municipal long-term securities held by the California High-Yield Series were as follows:

                                                            PERCENTAGE OF TOTAL
                      S&P/MOODY'S RATINGS                       INVESTMENTS
                    -----------------------                --------------------
AAA/Aaa .......................................................     2%
AA/Aa .........................................................     9%
A/A ...........................................................    50%
BBB/Baa .......................................................    17%
BB/Ba .........................................................     --
B/B ...........................................................     --
CCC/Caa .......................................................     --
Unrated .......................................................    22%


    California municipal securities in the fourth rating category of Moody's and S&P, although commonly referred to as investment grade, may have some speculative characteristics that may affect the issuer's ability to pay interest and repay principal. California municipal securities rated below the fourth category are subject to greater risk of loss of principal and interest than higher-rated securities, as they are predominantly speculative with respect to the issuer's ability to pay interest and repay principal. California municipal securities rated below BBB by S&P or Baa by Moody's are also more susceptible to price volatility due to general economic conditions and changes in interest rates. Since municipal securities are purchased from and sold to dealers, prices at which these securities are sold will be affected by the degree of interest of dealers to bid for them. In certain markets, dealers may be unwilling to make bids for the securities of certain issuers that the seller considers reasonable. Furthermore, because the net asset value of the California High-Yield Series' shares reflects the degree of willingness of dealers to bid for California municipal securities, the price of the California High-Yield Series' shares may be subject to greater fluctuation.

    Moody's and S&P's ratings are generally accepted measures of credit risk. They are, however, subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously. For a detailed description of the ratings, see Appendix A to the Series' Statement of Additional Information.

    The Manager attempts to minimize the risks to the California High-Yield Series inherent in the investment in lower-rated California municipal securities through analysis of the particular issuer and security, trends in interest rates and local and general economic conditions, diversification and when appropriate by investing a substantial portion of the Series' assets in California municipal securities rated in the fourth rating category or higher.

    Each of the California Quality Series and the California High-Yield Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and California personal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying a Series' objective may not be purchased, a Series may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than California. Moreover, under such conditions, a Series may make temporary investments in high-quality securities the interest on which is not exempt from either federal or California personal income taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking
Institutions, as defined above under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Furthermore, when economic or market conditions warrant, the California High-Yield Series may assume a temporary defensive position and invest up to 25% of the value of its net assets in California municipal securities rated within the three highest rating categories of Moody's or S&P. The securities which the Series will hold under this circumstance may have maturities of less than one year.

    Each of the California Quality Series and the California High-Yield Series may enter into stand-by commitments. Under a stand-by commitment, a Series obligates a dealer to repurchase at the Series' option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. A Series would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Municipal Trust, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will provide such authorization.

    The price which a Series would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. A Series will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.

    Stand-by commitments with respect to portfolio securities of a Series with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of a Series with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

    The New Jersey Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on March 13, 1987.

    The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in New Jersey municipal securities that are rated investment grade on the date of investment. The New Jersey Fund also may invest in New Jersey municipal securities that, while not rated as investment grade, are not rated lower than B by S&P or Moody's, or if not rated, are believed, based upon credit analysis by the Manager, to have at least comparable credit to B rated securities. There can be no assurance that the New Jersey Fund will be able to meet its investment objective.

    The New Jersey Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such interest may, however, be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the New Jersey Fund's objective may not be purchased or for other temporary defensive purposes, the New Jersey Fund may make investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than New Jersey, or is exempt only from New Jersey personal income tax, such as securities issued by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the New Jersey Fund may also make temporary investments in fixed-income securities the interest on which is not exempt from either federal income tax or New Jersey personal income tax. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's), and certificates of deposit of Acceptable Banking Institutions as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    The New Jersey Fund is permitted to purchase project notes and standby commitments; however, the New Jersey Fund has no present intention of investing in such securities.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

    The Pennsylvania Fund is a non-diversified, open-end management investment company organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

    The  Pennsylvania  Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital by investing in Pennsylvania municipal securities that are rated investment grade on the date of investment. The Pennsylvania Fund also may invest in unrated Pennsylvania municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities. The securities which the Pennsylvania Fund will hold ordinarily will have maturities in excess of one year. There can be no assurance that the Fund will be able to meet its investment objective.

    The Pennsylvania Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and Pennsylvania income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the Pennsylvania Fund's objectives can not be purchased, the Pennsylvania Fund may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than Pennsylvania, or is exempt only from Pennsylvania income tax, such as securities issued by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Pennsylvania Fund may make temporary investments in fixed-income securities the interest on which is not exempt from either federal or Pennsylvania income taxes. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Although the underlying value and quality of particular securities will be considered in selecting investments for the Pennsylvania Fund, capital appreciation will not be a factor. However, the Pennsylvania Fund may sell securities held in its portfolio and, as a result, realize capital gain or loss, in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Pennsylvania Fund; honor redemption orders; meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administration expenses.

    The Pennsylvania Fund is authorized to purchase standby commitments; however, the Pennsylvania Fund has no present intention of investing in such securities.

GENERAL

    Each Fund, as a non-diversified investment company, is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series will comply with the diversification requirements of the Code, as amended, and has therefore adopted an investment restriction, which may not be changed without shareholder vote (except for the New Jersey Fund), prohibiting each Series from purchasing with respect to 50% of the value of the respective Series' total assets, securities of any issuer if immediately thereafter more than 5% of such Series' total assets would be invested in the securities of any single issuer. Furthermore, as a matter of policy, with respect to 75% of each Series' assets, the respective Series may not purchase any revenue bonds if thereafter more than 5% of such Series' assets would be invested in revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors or Trustees, as applicable, without shareholder approval. In the view of the Manager, the above restriction and policy reduce the risk that might otherwise be associated with an investment in a non-diversified investment company.

    As a matter of policy, the Directors or Trustees, as applicable, will not change a Series' investment objective without a vote of a majority of the outstanding voting security of that Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

    A more detailed list of each Series' investment policies, including a list of those restrictions or investment activities that cannot be changed without a vote of a majority of the outstanding voting securities of a Series appears in the Series' Statement of Additional Information.

    Investment grade bonds and notes are within the four highest credit rating categories, and investment grade commercial paper is within the two highest credit rating categories, of Moody's (Aaa, Aa, A, Baa for bonds;

MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1--P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1--SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated municipal securities of similar maturities. A detailed discussion of such characteristics and circumstances and their effect upon each Series appears in the Statements of Additional Information under the heading "Investment Objectives, Policies And Risks." A description of the credit ratings is contained in Appendix A to the Statements of Additional Information.

    ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities including restricted securities, (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Funds' Boards of Directors or Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, amount others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

    WHEN LSSUED SECURITIES. Each Series may purchase municipal securities on a "when issued" basis, which means that delivery of and payment for such securities normally take place within 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result the yields obtained and the market value on such securities may be higher or lower on the date when the instruments are actually delivered to the buyer. A Series will generally purchase a municipal security sold on a when issued basis with the intention of actually acquiring the securities on the settlement date. Any gain realized from any such sale of securities will be subject to federal and state taxes.

    A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Funds' Custodian in connection with any purchase of when issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Series meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a greater or lesser value than the Series' payment obligations).

   VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on variable rate obligations is adjusted at predesignated periods and on floating rate obligations whenever there is a change in the market rate of interest on which the floating rate is based.

    The interest rate is set as a specific percentage of a designated base rate, such as the rate on a Treasury Bond or Bill or the prime rate at a major commercial bank. Such a bond generally provides that a Series can demand payment of the bond upon seven days' notice at an amount equal to par plus accrued interest, which amount, in unusual circumstances, may be more or less than the amount a Series paid for the bond.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

    PARTICIPATION INTERESTS. From time to time, a Series may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Series.

    BORROWING. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.

MANAGEMENT SERVICES

    THE MANAGER. The Board of Directors or Trustees, as applicable, provides broad supervision over the affairs of the Funds. Pursuant to Management Agreements approved by the Directors or Trustees and the shareholders of each Series, the Manager manages the investment of the assets of each Series and administers its business and other affairs. The address of the Manager is 100 Park Avenue, New York, NY 10017.


    In addition to serving the Funds, the Manager serves as manager of fourteen other investment companies which, together with the Funds, make up the "Seligman Group." These companies are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $18.0 billion at December 31, 1997. The Manager also provides investment management or advice to institutional and other accounts having a December 31, 1997 value of approximately $6.3 billion.


    Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of each Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

    The Manager also provides senior management for Seligman Data Corp., a wholly owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeep-ing functions for each Fund, maintains the records of shareholder investment accounts and provides related services.


    The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to .50% of the average daily net assets of each Series on an annual basis. The Manager has from time to time voluntarily waived a portion of its management fee with respect to one or more of the Series. Each Fund pays all its expenses other than those assumed by the Manager; expenses are allocated among the Series of the Municipal Fund and of the Municipal Trust in a manner determined by the Directors or Trustees to be fair and equitable. The management fee paid by each Series expressed as a percentage of average daily net assets of that Series is presented in the following table for the fiscal year ended September 30,1997. Total expenses for each Series' Class A and D shares, expressed as an annualized percentage of average daily net assets, are also presented in the following table for the year ended September 30, 1997.

--------------------------------------------------------------------------------
                                                       ANNUALIZED EXPENSE
                           MANAGEMENT FEE RATE             RATIOS FOR
                           FOR THE YEAR ENDED           THE YEAR ENDED
  SERIES                        9/30/97                      9/30/97
  ------                        -------                 ---------------
                                                   CLASS A         CLASS D
                                                   -------         -------
  National..................    .50%                .84%            1.75%
  Colorado..................    .50%                .90%            1.81%
  Georgia...................    .50%                .89%            1.79%
  Louisiana.................    .50%                .86%            1.76%
  Maryland..................    .50%                .90%            1.81%
  Massachusetts.............    .50%                .84%            1.74%
  Michigan..................    .50%                .81%            1.71%
  Minnesota.................    .50%                .85%            1.75%
  Missouri..................    .50%                .89%            1.80%
  New York..................    .50%                .82%            1.73%
  Ohio......................    .50%                .81%            1.71%
  Oregon....................    .50%                .90%            1.80%
  South Carolina............    .50%                .84%            1.75%
  California
    High-Yield..............    .50%                .87%            1.77%
  California Quality........    .50%                .82%            1.72%
  Florida...................    .50%               1.04%            1.81%
  North Carolina............    .50%               1.09%            1.85%
  New Jersey................    .50%               1.06%            1.83%
  Pennsylvania..............    .50%               1.19%            1.96%
--------------------------------------------------------------------------------

     PORTFOLIO MANAGEMENT. Thomas G. Moles, Vice President and Senior Portfolio Manager of each of the Funds, is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the Manager in 1983.

    The Manager's discussion of each Series' performance as well as a line graph illustrating comparative performance information between each Series of a Fund and the Lehman Brothers Municipal Bond Index is included in the respective Fund's fiscal 1997 Annual Report to shareholders. Copies of a Fund's Annual Report may be obtained, without charge, by calling or writing the Funds at the telephone numbers or address listed on the cover page of this Prospectus.


    PORTFOLIO TRANSACTIONS. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter.

    The Management Agreements recognize that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Funds as well as other clients.

    Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors or Trustees may determine, the Manager may consider sales of shares of the Funds (and, under applicable laws, of the other Seligman Mutual Funds) as a factor in the selection of dealers to execute portfolio transactions for the Funds.

    PORTFOLIO TURNOVER. A change in securities held by any Series is known as "portfolio turnover" and may involve the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of the securities as well as on the reinvestment of the proceeds in other securities. While it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.

PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

    Each Series issues two classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

    Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares--Initial Sales Load" below.


    THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IS $1,000 FOR EACH SERIES; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUNDS RESERVE THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

     The minimum amount for initial investment in each Series is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select Programs.

     There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.

     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


    Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Fund and Series) (A or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Funds make no charge for this service, the transmitting bank may impose a wire service fee.


    Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to SELIGMAN DATA CORP., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The checks should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Fund or Series name and class of shares (A or D). IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.


    Seligman Data Corp. may charge a $10.00 processing fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Funds and their shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.

    VALUATION. The net asset value of a Series' shares is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), each day, Monday through Friday, except on days that the NYSE is closed. Net asset value is calculated separately for each class of a Series. Municipal securities and short-term holdings maturing in more than 60 days are valued based on quotations provided by an independent pricing service, approved by the Directors or Trustees, or in the absence thereof, at fair value as determined in accordance with procedures approved by the Directors or Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Taxable securities are valued at market value, or in the absence thereof, fair value as determined in accordance with procedures approved by the Directors or Trustees.


    Although the legal rights of Class A and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class D shares. In addition, net asset value per share of the two classes will be effected to the extent any other class expenses differ among classes.


    CLASS A SHARES -- INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below.
--------------------------------------------------------------------------------
CLASS A SHARES -- SALES LOAD SCHEDULE
                                           SALES LOAD AS A
                                            PERCENTAGE OF          REGULAR
                                         ------------------        DEALER
                                                    NET AMOUNT     DISCOUNT
                                                     INVESTED      AS A % OF
                                      OFFERING      (NET ASSET     OFFERING
         AMOUNT OF PURCHASE             PRICE         VALUE)        PRICE
         ------------------           --------      ----------     ---------
         Less than      $ 50,000         4.75%          4.99%         4.25%
        $  50,000-        99,999         4.00           4.17          3.50
          100,000-       249,999         3.50           3.63          3.00
          250,000-       499,999         2.50           2.56          2.25
          500,000-       999,999         2.00           2.04          1.75
        1,000,000-      or more*            0              0             0

  * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."

--------------------------------------------------------------------------------

    There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

    SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows; 1.00% NAV of sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


    SFSI shall also pay broker/dealers, from its own resources, a fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Programs") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i)
$500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.


    REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

    Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.


    O VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.


    O THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts.

    O A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


    SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses, (and family members of the foregoing) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


    Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


    Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for ter-
minations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

    CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

    CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class D shares which were purchased during the preceding twelve months. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations (as defined under
"Administration, Shareholder Services and Distribution Plan") at the time of sale.

    A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee Benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.


    The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

    To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A or Class D shares of mutual funds in the Seligman Group.


    For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:


  Total shares to be redeemed
    (122.449 @ $12.25) as follows:                                    $ 1,500.00
                                                                      ==========
  Dividend/Distribution shares
    (5 @ $12.25)                                                         $ 61.25
  Shares over 1 year old
    (100 @ $12.25)                                                      1,225.00
  Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                                                213.75
                                                                      ----------
  Gross proceeds of redemption                                        $1,500.00
  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                                                 (2.09)
                                                                      ----------
  Net proceeds of redemption                                          $ 1,497.91
                                                                      ==========
    For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    The CDSL will be waived or reduced in the following instances:


    (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Code) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 701/2, or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors or Trustees of the Funds; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with automatic cash withdrawals;
(f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of a Fund if it is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.


    If, with respect to a redemption of any Class A or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

    SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ a registered representative who has sold or may sell a significant amount of shares of a Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS


    A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Series shares with proceeds sent to address or record, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

    Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.


    FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

    FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone services are not permitted.


    All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

    For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


    During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. (See "Redemption of Shares.") Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and a Series' net asset value may fluctuate during such periods.


    Each Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as each Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where a Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If a Fund or Seligman Data Corp. does not follow the procedures described above, such Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone transaction services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


    A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail, return receipt is advisable (may increase mailing time). Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the name of the Series, the account number, class of shares (A or D) and number of shares or dollar amount to be redeemed. The Funds cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

    If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). A Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


    In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares -- Class D Shares" above.


    A shareholder may also "sell" shares to a Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Funds make no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined at the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to a Fund only through a broker/dealer.


    TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


    For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

    CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in a Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the account associated with the Series in which the shareholder is invested, in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holder of Class D shares may use this Service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this Service is subject to Mellon Bank, N.A. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each Series.

    There is no charge for use of checks. When honoring a check that was processed for payment, Mellon Bank, N.A. will cause a Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks will need to be signed by all persons, unless otherwise elected under Section 6 of the Account Application, in which case a single signature will be acceptable.


    In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient in a Series to cover the amount of checks written on that Series. If insufficient shares are in the account, the check will be returned marked "insufficient funds." THE FUNDS WILL NOT REDEEM SHARES OF ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and Seligman Data Corp. has a certified Tax Identification Number on file.


    Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by a Fund or Mellon Bank, N.A. See "Terms and Conditions."


    FOR THE PROTECTION OF THE FUNDS AND THEIR SHAREHOLDERS, NO PROCEEDS OF A CHECK REDEMPTION WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. HAS RECEIVED NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF SUCH SHARES TO THE SHAREHOLDER'S ACCOUNT.


    GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. No interest is paid on the redemption proceeds after the redemption but before the funds are paid. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


    The Funds reserve the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than minimum amount specified by the Funds' Directors or Trustees, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.

REINSTATEMENT PRIVILEGE

    If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is accepted. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY RE-DEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.


    Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

    Under each Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of a Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.

    Under its Plan, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors or Trustees of the Funds.


    The Plan, as it relates to Class A shares of the Municipal Fund, was first approved by the Directors on July 21, 1992 and by the shareholders of each Series on November 23, 1992. The Plan, as it relates to the Class A shares of the California High-Yield Series and the California Quality Series, was first approved by the Trustees on July 21, 1992 and by the shareholders on November 23, 1992. The Plan, as it relates to the Class A shares of the Florida Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on December 7, 1990. The Plan, as it relates to Class A shares of the North Carolina Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on April 11, 1991. The Plan, as it relates to the Class A shares of the New Jersey Fund, was first approved by the Directors on January 12, 1988 and by the shareholders on December 16, 1988. The Plan, as it relates to the Class A shares of the Pennsylvania Fund, was first approved by the Trustees on June 10, 1986 and by the shareholders on April 23, 1987. The total amounts paid for the year ended September 30, 1997 in respect of each Series' Class A shares' average daily net assets pursuant to the Plan were as follows:

                                                                      % OF
                                                                     AVERAGE
     SERIES                                                        NET ASSETS
     ------                                                        ----------
National....................................................           .09%
Colorado....................................................           .09
Georgia.....................................................           .10
Louisiana...................................................           .10
Maryland....................................................           .09
Massachusetts...............................................           .10
Michigan....................................................           .10
Minnesota...................................................           .10
Missouri....................................................           .09
New York....................................................           .09
Ohio........................................................           .10
Oregon......................................................           .10
South Carolina..............................................           .09
California High-Yield.......................................           .10
California Quality..........................................           .10
Florida.....................................................           .23
North Carolina..............................................           .24
New Jersey..................................................           .23
Pennsylvania................................................           .23



    Under its Plan, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares. Proceeds from a Series' Class D distribution fee are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year. Each Plan, as it relates to Class D shares, was approved by the Directors or Trustees on November 18, 1993 and became effective February 1, 1994. The total amount paid for the year ended September 30, 1997, in respect of each Series' Class D shares pursuant to the Plan was 1.00% per annum of each Series' Class D shares' average daily net assets. Each Plan is reviewed by the Directors or Trustees annually.

    Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from a Series pursuant to its Plan for providing personal service and account maintenance to such accounts and other distribution services.

EXCHANGE PRIVILEGE

    A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of the other mutual funds in the Seligman Group. Exchanges may be made by mail or by telephone if the shareholder has telephone services.

    Class A and Class D shares may be exchanged only for Class A and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


    If shares  that are  subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.


    Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

    O SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

    O SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

    O SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

    O SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

    O SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

    O SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

    O SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

    O SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

    O SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.


    O SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

    All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset value per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE, WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.


    The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, contact your authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

    A broker/dealer representative will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Group of Mutual Funds from any loss or liability incurred as a result of acceptance of telephone exchange orders. Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account.

    SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange or-der may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

    Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE FUNDS

    Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, a Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. A Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, each Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND GAIN DISTRIBUTIONS


    Each Series intends to declare dividends of net investment income daily. Dividends are paid on the 17th day of each month. If the 17th day of the month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the previous business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the period.

    Shares will begin earning dividends on the day on which a Series receives payment and shares are issued. Shares continue to earn dividends through the date preceding the date they are redeemed or delivered subsequent to repurchase.

    Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.


    Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or gain distribution.


    The per share dividends from net investment income on a Series' Class D shares will be lower than the per share dividends on a Series' Class A shares as a result of the higher distribution fee applicable with respect to a Series' Class D shares. Per share dividends of the two classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares.

    Shareholders exchanging shares for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.


TAXES

FEDERAL INCOME TAXES

    Each Series intends to continue to qualify as a regulated investment company under the Code. Thus qualified, each Series will be relieved of regular federal income tax on income distributed to shareholders provided that it distributes each year to its shareholders at least 90% of its net investment income and net short-term capital gains, if any.

    If, at the close of each quarter of its taxable year, at least 50% of each Series' total assets is invested in obligations exempt from regular federal income tax the Series will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes ("exempt interest dividends"). The total amount of exempt interest dividends paid by a Series to shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by a Series during the year less any expenses allocable to such interest.


    Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses ("capital gain distributions")) are taxable to shareholders as long-term capital gain, whether received in shares or cash, regardless of how long a shareholder has held shares in the Series, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Series' capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Series' other investment income (other than exempt interest dividends) or from net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.
Distributions will not, generally, be eligible for the dividends-received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


    Interest on indebtedness incurred or continued to purchase or carry shares of any Series will not be deductible for federal income tax purposes to the extent that the Series' distributions are exempt from federal income tax.


    Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized by a shareholder upon the sale of shares of a Series held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholders with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series. Individual shareholders will be subject to federal income tax as long-term capital gains at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months.

    In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by a Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

    Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of any Series.

    UNLESS A SHAREHOLDER INCLUDES A TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, EACH FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, A FUND MAY BE FINED UP TO $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, A FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. EACH FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITH RESPECT TO ANY UNCERTIFIED ACCOUNT IN ANY YEAR, A CORRESPONDING CHARGE MAY BE MADE AGAINST THAT ACCOUNT.

CALIFORNIA TAXES

    In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the California Quality or California High-Yield Series consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"), shareholders of each such Series who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Series attributable to interest received by each such Series on California Municipal Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

    Interest on indebtedness incurred or continued to purchase or carry shares of the California Quality or California High-Yield Series will not be deductible for California personal income tax purposes to the extent such Series' distributions are exempt from California personal income tax.

    Prospective investors should be aware that an investment in these Series may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

COLORADO TAXES

    In the opinion of Ireland, Stapleton, Pryor & Pascoe, P.C., Colorado tax counsel to the Municipal Fund, individuals, trusts, estates and corporations who are holders of the Colorado Series and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Series dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest income received by the Colorado Series on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation un-der the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Series distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Series are exempt from Colorado property taxes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Series, at least 80% of the value of the net assets of the Colorado Series will be maintained in debt obligations which are exempt from regular federal income tax and Colorado income tax.

    The Colorado Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

FLORIDA TAXES

    Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Series will not be subject to any Florida state income tax on distributions received from the Florida Series. However, Florida imposes an intangible personal property tax on shares of the Florida Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Series owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Series' portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Series that is allocable to Florida under applicable Florida law.

GEORGIA TAXES

    In the opinion of King & Spalding, Georgia tax counsel to the Municipal Fund, under existing Georgia law, shareholders of the Georgia Series will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Series to the extent that such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Series. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Series, at least 80% of the value of the net assets of the Georgia Series will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

     The Georgia Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

LOUISIANA TAXES

    In the opinion of Liskow & Lewis, Louisiana tax counsel to the Municipal Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation (the "Department"), and subject to the current policies of the Department, shareholders of the Louisiana Series who are corporations; individuals and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Series dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies or instrumentalities. To the extent that distributions on the Louisiana Series are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

    Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Series dividends.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Series in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

    The Louisiana Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.


MARYLAND TAXES

    In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Municipal Fund, as long as dividends paid by the Maryland Series qualify as interest excludable under Section 103 of the Code and the Maryland Series qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Series on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Series.

    Gain realized by the Maryland Series from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission or instrumentality of the United States will not be subject to Maryland state and local income taxes.

    To the extent that distributions of the Maryland Series are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Series on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Series shares, such distributions will be subject to Maryland state and local income taxes.

    Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Series to purchase or carry shares of the Maryland Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Series, at least 80% of the value of the net assets of the Maryland Series will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

     The Maryland Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.


MASSACHUSETTS TAXES

    In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Municipal Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Series who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Series to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Series that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Series. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under
Section 852(b)(3)(C) of the Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Series as capital gain.

    Massachusetts   Series   dividends  are  not  excluded  in  determining  the
Massachusetts excise tax on corporations.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Series in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

     The Massachusetts Series will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

MICHIGAN TAXES

    In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

     The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

MINNESOTA TAXES


    In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Municipal Fund, provided that the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


    Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


    Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates or trusts.

    Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

    Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Series will invest so that the 95% test described above is met.

    The Minnesota Series will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

MISSOURI TAXES

    In the opinion of Bryan Cave LLP, Missouri tax counsel to the Municipal Fund, dividends distributed to individual shareholders of the Missouri Series will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Fund to individual resident shareholders of the Missouri Series, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Series are not subject to Missouri personal property taxes.

    Dividends paid by the Missouri Series, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Series of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Series, at least 80% of the value of the net assets of the Missouri Series will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

     The Missouri Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

NEW JERSEY TAXES

    In the opinion of McCarter & English, New Jersey counsel to the New Jersey Fund, income distributions paid from a "qualified investment fund" are exempt from the New Jersey personal income tax, to the extent attributable to tax-exempt obligations specified by New Jersey law. As defined in N.J.S.A. 54A:6-14.1, a "qualified investment fund" is any investment or trust company, or series of such investment company or trust registered with the Securities and Exchange Commission, which for the calendar year in which a distribution is paid, has (i) no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto (such financial options, etc. being referred to herein as "Financial Instruments"), and (ii) which has at least 80% of the aggregate principal amount of all its investments, excluding Financial Instruments, to the extent such instruments are authorized by section 851(b) of the Code, cash and cash items, including receivables, invested in obligations issued by New Jersey, or in obligations that are free from state or local taxation under New Jersey and federal laws such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands ("Municipal Securities"). Interest income and gains realized by the New Jersey Fund upon disposition of obligations and distributed to the shareholders are exempt from the New Jersey personal income tax to the extent attributable to Municipal Securities. Gains resulting from the redemption or sale of shares of the New Jersey Fund would also be exempt from the New Jersey personal income tax.

    The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on Municipal Securities is included in the net income tax base for purposes of computing the corporation business tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

    The New Jersey Fund will notify shareholders by February 15 of each calendar year as to the amounts of all such dividends and distributions which are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. Shareholders are, however, urged to consult with their own tax advisors as to the federal, state or local tax consequences in their specific circumstances.

     Prospective investors should be aware that an investment in a state municipal fund may not be suitable for persons who do not receive income subject to income taxes of such state.


NEW YORK STATE AND CITY TAXES

    In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Series who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Series dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Series are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

    Dividends on the New York Series are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

    Except during temporary defensive periods or when acceptable investments are unavailable to the New York Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Series in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

    The Series will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

NORTH CAROLINA TAXES

    In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Series, distributions from the North Carolina Series to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the U.S. government and agencies and possessions of the United States, so long as in both cases the North Carolina Series provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Series attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the U.S. government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

    The North Carolina Series will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Series which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

OHIO TAXES


    In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Municipal Fund, holders of the Ohio Series who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Series
("Distributions")   to  the  extent  that  such   distributions   are   properly
attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio Series qualifies as a "regulated investment company" for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Series will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

    Distributions that are properly attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Series are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio.

    Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal income and school district taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

    The Ohio Series is not subject to the Ohio personal income tax or municipal income or school district taxes in Ohio. The Ohio Series is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Series has a significant nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from taxes only if it complies with certain reporting requirements.


    Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Series in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

    The Ohio Series will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Series.

OREGON TAXES

    In the opinion of Schwabe, Williamson & Wyatt, Oregon tax counsel to the Municipal Fund, under present law, individual shareholders of the Oregon Series will not be subject to Oregon personal income taxes on distributions received from the Oregon Series to the extent that such distributions (1) qualify as "exempt-interest dividends" under Section 852 (b)(5) of the Code and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

    No portion of distributions from the Oregon Series are exempt from Oregon excise tax on corporations. However, shares of the Oregon Series are not subject to Oregon property tax.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Series, at least 80% of the value of the net assets of the Oregon Series will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

     The Oregon Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

PENNSYLVANIA TAXES

    In the opinion of Ballard Spahr Andrews & Ingersoll, Pennsylvania tax counsel to the Pennsylvania Fund, individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Fund to the extent that such distributions are attributable to interest paid on Pennsylvania Municipal Securities or U.S. Government obligations. Distributions attributable to most other sources, including distributions attributable to gain on the sale of such instruments, will not be exempt from Pennsylvania personal income tax.

    The same rules apply under the tax imposed by the Philadelphia School District on the unearned income of Philadelphia residents, except that all capital gain distributions are exempt from the School District tax regardless of the source from which they are paid.

    Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions from the Pennsylvania Fund that qualify as "exempt-interest dividends" for federal income tax purposes or are derived from interest on U.S. Government obligations.

    Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax will be exempt from Pennsylvania personal property tax on their shares of the Pennsylvania Fund to the extent that the Pennsylvania Fund portfolio consists of Pennsylvania Municipal Securities and U.S. Government obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

    Shareholders will receive an annual Statement of Account and information regarding the federal and Pennsylvania income tax status of all distributions made during the year. Information will also be provided to individual Pennsylvania shareholders regarding the portion of the value of their shares, if any, subject to Pennsylvania personal property tax.

    Prospective investors should be aware that an investment in the Pennsylvania Fund may not be suitable for persons who are not residents of the State of Pennsylvania or who do not receive income subject to income taxes of the State. Investors should also be aware that there is litigation in progress in the Pennsylvania courts that may result in the personal property tax being declared unconstitutional in whole or in part.

SOUTH CAROLINA TAXES

    In the opinion of Sinkler & Boyd, South Carolina tax counsel to the Municipal Fund, shareholders of the South Carolina Series who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Series' dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Series' distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Series, at least 80% of the value of the net assets of the South Carolina Series will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

    The South Carolina Series will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

OTHER STATE AND LOCAL TAXES

    The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Series may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Series may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities. Prospective investors should be aware that an investment in a certain Series may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

SHAREHOLDER INFORMATION


    Shareholders will be sent semi-annual reports regarding their Fund. General information about the Funds may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/ Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP., SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


    ACCOUNT   SERVICES.   Shareholders   are  sent   confirmation  of  financial
transactions.

    Other investor services are available. These include:


    O INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholder'S saving or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regu-
    lar monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $100 iN conjunction with the monthly investment option, or a check for at least $250 in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the Service until the Fund's minimum investment amount is met. If yoU elect to cancel the Service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


    O AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.


    O DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the shareholder's account number.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.


    O AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service, should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


    O AUTOMATIC CASH WITHDRAWAL SERVICE permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class D shares may elect to use this service, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")


    O DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

    O OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account,if requested.

    O COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

ADVERTISING A SERIES' PERFORMANCE

    From time to time, a Series advertises its "yield," "tax equivalent yield," "average annual total return" and "total return," each of which is calculated separately for each Series' Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Series' class refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one year, five years, and ten years or since the inception of the Series), i.e., the average annual compound rate of return, assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period. "Total return" is calculated with these same assumptions and shows the aggregate return on an investment in a class over a specified period (one year, five years and ten years or since the inception of the Series). Class A total return and average annual total return quoted from time to time are not adjusted for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield Series, California Quality Series, and each Series of the Municipal Fund, for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager of its fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.

    From time to time, reference may be made in advertising or promotional material to mutual fund rankings prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. Lipper ranks funds in various categories by making comparative calculations using total return. Each Series may quote its Lipper ranking in the Municipal Bond Fund category or the Single State Municipal Bond Fund category or its Lipper ranking for all municipal bond funds monitored by Lipper. In addition, each class of a Series may compare its total return over a certain period with the average performance of all funds in these Lipper categories for the same period. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements, or in other promotional material to articles, comments, listings and columns in the financial and other press pertaining to a Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

    Each Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act. The Municipal Fund was incorporated in Maryland on August 8, 1983. The Municipal Trust was established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The New Jersey Fund was incorporated in Maryland on March 13, 1987. The Pennsylvania Fund was organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

    The Directors or Trustees of the Funds have authority to create and classify shares of capital stock or beneficial interest in separate Series, without further action by shareholders. The Declarations of Trust of the Penn-sylvania Fund and the Municipal Trust permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate Series. To date, shares of thirteen Series of the Municipal Fund, four Series of the Municipal Trust, one Series of the New Jersey Fund and one Series of the Pennsylvania Fund have been authorized, which shares constitute the interests in the Series described herein. Further series may be added in the future. Each of the Series' capital stock or shares of beneficial interest has a par value of $.001 per share and is divided into two classes. Each share of each Series' Class A and Class D common stock or beneficial interest, as applicable, is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sales of multiple classes of common stock, or beneficial interest. In accordance with the Articles of Incorporation or Declaration of Trust of each Fund, the Board of Directors or Trustees may authorize the creation of additional classes of common stock or beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors or trustees, as applicable. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

    It  is  the  intention  of  the  Funds  not  to  hold  Annual   Meetings  of
Shareholders. The Directors or Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act, or a Fund's Articles of Incorporation or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors or Trustees.

    The shareholders of a Massachusetts business trust (the Municipal Trust) or a Pennsylvania trust (the Pennsylvania Fund), could, under certain circumstances, be held personally liable as partners of its obligations. However, the Declaration of Trust of each of the Municipal Trust and the Pennsylvania Fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trusts and also provides for indemnification and reimbursement of expenses out of the Trusts, or Series thereof, for any shareholder held personally liable for obligations of the Trust, or Series thereof.

    THERE IS A POSSIBILITY THAT ONE FUND MIGHT BE LIABLE FOR ANY MISSTATEMENT, INACCURACY, OR INCOMPLETE DISCLOSURE IN THIS PROSPECTUS CONCERNING ANY OTHER FUND CONTAINED HEREIN. BASED ON THE ADVICE OF COUNSEL, HOWEVER, THE FUNDS BELIEVE THAT THE POTENTIAL LIABILITY OF EACH FUND WITH RESPECT TO THE DISCLOSURE IN THIS PROSPECTUS EXTENDS ONLY TO THE DISCLOSURE RELATING TO SUCH FUND.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION
      Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If your check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.



                            INVEST-A-CHECK(R) SERVICE
      The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. CheckS in the amount specified will be drawn automatically on the shareholder's bank on the fifth day of each month unless otherwise specified (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the Service until the Fund's minimum investment amount is met. If you elect to canceL the Service prior to meeting the minimum, your account may be subject to closure. If a check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check is returned marked "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in your account for an amount sufficient to reimburse a Series for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Funds and their agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on thE Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) servicE must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option.

                        AUTOMATIC CASH WITHDRAWAL SERVICE
      A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday) less, in the case of Class D shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Under this Service, a Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 10% of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this Service. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.


                     LETTER OF INTENT -- CLASS A SHARES ONLY
      Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. The shareholder may include the total asset value of shares of the Seligman Mutual Funds (on which an initial sales load was paid) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the shareholder and that the required additional escrowed shares are being furnished by the shareholder.

      Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE
      The Check Redemption Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemption within 18 months of purchase may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.


      The shareholder hereby authorizes Mellon Bank, N.A. to honor checks drawn by the shareholder and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and any applicable CDSL. Shares in one Series cannot be redeemed to cover a check written on another Series.

      Mellon Bank, N.A. shall be liable only for its own negligence. A Fund will not be liable for any loss, expense or cost arising out of check redemptions. Each Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).


      SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE ACCOUNT AGAINST WHICH THE CHECK WAS DRAWN. NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED UNTIL THE FUND RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THOSE SHARES TO A SHAREHOLDER'S ACCOUNT.



                                       57
                                                                            2/98

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1998
                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
                              Toll-Free Telephone:
                 (800) 221-2450 - all continental United States



         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman New Jersey Municipal Fund, Inc. (the "Fund"), dated February 1, 1998. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.


         The Fund offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.

         Each share of Class A and Class D represents an identical legal interest in the investment portfolio of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee, that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.

                                TABLE OF CONTENTS


                                             Page


Investment Objective, Policies and Risks....    2
Investment Limitations......................    5
Directors and Officers......................    6
Management and Expenses.....................   10
Administration, Shareholder Services
  and Distribution Plan.....................   12
Portfolio Transactions......................   12
Purchase and Redemption of Fund Shares......   12
Distribution Services.......................   15
Taxes.......................................   15

TEC1A


                                             Page

Valuation...................................   16
Performance Information.....................   16
General Information.........................   18
Special Considerations Regarding
 Investments In New Jersey
   Municipal Securities.....................   18
Financial Statements........................   31
Appendix A..................................   33
Appendix B..................................   36

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

    The Fund is a non-diversified, open-end management investment company or mutual fund, incorporated in Maryland on March 13, 1987. The Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment-grade New Jersey Municipal Securities. Throughout this Statement of Additional Information, the New Jersey Gross Income Tax is referred to as the New Jersey personal income tax.

    The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2, for notes; A-1+, A-1/A-2 for commercial paper). Municipal Securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

    Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

    A description of the credit rating categories is contained in Appendix A to this Statement.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

NEW JERSEY MUNICIPAL SECURITIES. New Jersey Municipal Securities include bonds, notes and commercial paper issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "New Jersey Municipal Securities" in the Prospectus.

    Under the Investment Company Act of 1940 (the "1940 Act"), the identification of the issuer of municipal bonds, notes or commercial paper generally depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development bond or private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

     Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

     The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Municipal Notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

    1. TAX ANTICIPATION NOTES AND REVENUE ANTICIPATION NOTES. Tax Anticipation Notes and Revenue Anticipation Notes are issued to finance short-term working capital needs of political subdivisions. Generally, Tax Anticipation Notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both Tax and Revenue Anticipation Notes.

     2. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

    3. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase such loan notes accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan notes.

    Issues of Municipal COMMERCIAL PAPER typically represent short-term, unsecured, negotiable promissory notes. In most cases, Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

WHEN-ISSUED SECURITIES. The Fund may purchase municipal securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the municipal securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a municipal security on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable.

    Municipal securities purchased on a when-issued basis and the securities held in the Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    To the extent that the Fund purchases securities on a when-issued basis, a segregated account consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established with the Custodian and marked to market daily, with additional cash or liquid debt securities added when necessary. When the time comes to pay for when-issued securities, the Fund will meet its respective obligations from then available cash, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, the sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations carries with it a potential for the realization of capital gain. As noted elsewhere in the Prospectus and Statement of Additional Information, such gain is exempt from New Jersey personal income tax; any such capital gain is not exempt from federal income tax.

FLOATING RATE AND VARIABLE RATE SECURITIES. The Fund may purchase floating rate and variable rate securities, including participation interests therein. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as of rates on Treasury Bonds or Bills or the prime rate of a major commercial bank, and that the Fund can demand payment of the obligations on short notice at par plus accrued interest, which amount may be more or less than the amount the Fund paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

STAND-BY COMMITMENTS. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold although the Manager has no present intention of investing the assets of the Fund in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund's option, specified securities at a specified price.

    The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund's right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks the Manager deems creditworthy. The Directors may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will issue such an order.

    Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Directors. The Board of Directors would, in connection with the determination of value of such a standby commitment, consider among other factors the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

TAXABLE INVESTMENTS. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions, if, in the judgment of the Manager, the municipal securities satisfying the Fund's investment objectives may not be purchased or for temporary defensive purposes, the Fund may temporarily invest in instruments the interest on which is exempt from regular federal income tax, but not New Jersey personal income tax. Such securities would include instruments issued by stats other than New Jersey and having the same general characteristics as those described under "New Jersey Municipal Securities above

    Also, in abnormal market conditions, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is only exempt from New Jersey personal income tax or is not exempt from either federal income tax or New Jersey personal income tax, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemption of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Such securities may include securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA, or better, by Standard & Poor's or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by Standard & Poor's or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


PORTFOLIO TURNOVER. A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities and may also result in the realization of short-term capital gains or losses. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. Long-term U.S. Government securities are not excluded from the calculation. For the years ended September 30, 1997 and 1996, the portfolio turnover rates were 20.22% and 25.65%, respectively. It is estimated that the portfolio turnover rate of the Fund will not exceed 100%. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.


                             INVESTMENT LIMITATIONS

    Under the Fund's fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Fund, the Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation.

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization and except to the extent permitted by Section 12 of the 1940 Act;

- Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options except that the Fund may acquire standby commitments; purchase securities on margin or sell "short"; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

- Purchase or sell commodities or commodity contracts including futures contracts; or

- Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

   As a matter of policy, (i) with respect to 50% of the value of its total assets, securities of any issuer will not be purchased by the Fund if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) at the close of each quarter of its taxable year and (ii) with respect to 75% of the Fund's assets, no revenue bond will be purchased by the Fund if as a result of such purchase more than 5% of the Fund's assets would be invested in the revenue bonds of a single issuer. These policies are not fundamental and may be changed by the Directors without shareholder approval.

   Under the 1940 Act a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

   Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*  Director, Chairman of the Board, Chief Executive Officer and
      (59)          Chairman  of  the  Executive  Committee

                    Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W.
                    Seligman & Co. Incorporated, Chairman, Seligman Advisors, Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*      Director,  President  and Member of  the Executive Committee
    (45)
                    Director and President, J. & W. Seligman & Co. Incorporated,
                    investment managers and advisers;  Director or Trustee,  the
                    Seligman Group of Investment Companies;  President (with the exception  of Seligman  Quality  Municipal  Fund,  Inc.  and
                    Seligman  Select  Municipal  Fund,  Inc.)  and  Director  or
                    Trustee,   the  Seligman  Group  of  Investment   Companies;
                    Chairman and  President,  Seligman  Data Corp.,  shareholder service agent; Director,  Seligman Financial Services, Inc., broker/dealer;  Seligman Services, Inc., broker/dealer;  and
                    Seligman  Henderson  Co.,  advisers;   formerly,   Director,
                    Seligman  Advisors,  Inc.,  advisers;  Seligman  Securities,
                    Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ  Director  and  Member of the  Executive  Committee
      (57)
                    Managing Director, Director of Investments, J. & W. Seligman & Co. Incorporated; Director of Seligman Henderson Co. and Trustee Emeritus of Colby College; formerly, Director, Investment Research at Neuberger & Berman from May 1993 to September 1996 and Executive Vice President of McGlinn Capital from July 1987 to May 1993.

JOHN R. GALVIN      Director
     (68)

                    Dean, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee, the Seligman Group of Investment Companies; Chairman, American Council on Germany; a Governor of the Center for Creative Leadership; Director, USLIFE Corporation, life insurance; Raytheon Co., electronics; National Defense University; and the Institute for Defense Analysis; formerly, Ambassador, U.S. State Department for negotiations in Bosnia; Distinguished Policy Analyst at Ohio State University and Olin Distinguished Professor of National Security Studies at the United States Military Academy. From June, 1987 to June, 1992, he was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command. Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN    Director
     (62)
                    President,  Sarah Lawrence College; Director or Trustee, the
                    Seligman  Group of Investment  Companies;  and the Committee
                    for Economic  Development;  and  Chairman,  The  Rockefeller
                    Foundation,  charitable foundation;  formerly,  Trustee, The
                    Markle Foundation, philanthropic organization; and Director,
                    NYNEX,  telephone  company;  and International  Research and
                    Exchange  Board,  intellectual  exchanges.   Sarah  Lawrence
                    College, Bronxville, New York 10708


FRANK A. McPHERSON  Director
      (64)
                    Director,  various  corporations;  Director or Trustee,  the
                    Seligman Group of Investment Companies; Director of Kimberly-Clark Corporation, consumer products; Bank of Oklahoma Holding Company; Oklahoma City Chamber of Commerce; Baptist Medical Center; Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; and National Boys and Girls Clubs of America; Chairman of Oklahoma City Public Schools Foundation; and Member of the Business Roundtable and National Petroleum Council; formerly, Chairman of the Board and Chief Executive Officer, Kerr-McGee Corporation, energy and chemicals. 123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW       Director
     (68)
                    Retired  Chairman and Senior  Partner,  Sullivan & Cromwell,
                    law  firm;  Director  or  Trustee,  the  Seligman  Group  of
                    Investment  Companies;  Director,  Commonwealth  Industries,
                    Inc.; the Foreign Policy Association;  Municipal Art Society
                    of New York; the U.S.  Council for  International  Business;
                    and  The  New  York  and  Presbyterian  Hospital;  Chairman,
                    American   Australian   Association;   The  New   York   and
                    Presbyterian Hospital Care Network, Inc.; Vice-Chairman, the
                    U.S.-New  Zealand  Council;  and Member of the  American Law
                    Institute  and  Council  on  Foreign  Relations.  125  Broad
                    Street, New York, NY 10004

BETSY S. MICHEL      Director
     (55)
                    Attorney; Director or Trustee, the Seligman Group of Investment Companies; Trustee, Geraldine R. Dodge Foundation, charitable foundation; Chairman of the Board of Trustees of St. George's School (Newport, RI); formerly, Director, the National Association of Independent Schools (Washington, DC), education. St. Bernard's Road, P.O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY      Director
     (71)
                    Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee, the Seligman Group of Investment Companies; formerly, Director, Public Service Enterprise Group, public utility. Park Avenue at Morris County, P.O. Box 1945, Morristown, NJ 07962-1945

JAMES Q. RIORDAN     Director
     (70)
                    Director,  various  corporations;  Director or Trustee,  the
                    Seligman Group of Investment Companies; The Houston Exploration Company; The Brooklyn Museum; The Brooklyn Union Gas Company; The Committee for Economic Development; Dow Jones & Co. Inc. and Public Broadcasting Service; formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director, Tesoro Petroleum Companies, Inc.; and Director and President, Bekaert Corporation. 675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER    Director
      (65)

                    Director, various corporations; Director or Trustee, the Seligman Group of Investment Companies; and USLIFE Corporation, life insurance; formerly, Vice President, Pfizer Inc., pharmaceuticals. 235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON    Director
     (62)
                    Executive  Vice  President,   Chief  Operating  Officer  and
                    Director,  Sammons  Enterprises,  Inc.; Director or Trustee,
                    the Seligman  Group of  Investment  Companies;  C-SPAN;  and
                    Commscope,   manufacturer  of  coaxial   cables;   formerly,
                    Director, Red Man Pipe and Supply Company, piping and other materials. 300 Crescent Court, Suite 700, Dallas, TX 75202

THOMAS G. MOLES     Vice President and Senior Portfolio Manager
     (54)
                    Director,  Managing Director,  (formerly, Vice President and
                    Portfolio  Manager),  J. & W.  Seligman & Co.  Incorporated,
                    investment   managers  and  advisers;   Vice  President  and
                    Portfolio Manager, three other open-end investment companies in the  Seligman  Family  of  Mutual  Funds;  President  and
                    Portfolio Manager, Seligman Quality Municipal Fund, Inc. and
                    Seligman Select Municipal Fund, Inc.,  closed-end investment companies;  Director,  Seligman  Financial  Services,  Inc.,
                    broker/dealer;   Seligman  Services,  Inc.,   broker/dealer;
                    formerly, Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

LAWRENCE P. VOGEL   Vice President
     (41)

                    Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Seligman Financial Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment Companies and Seligman
                    Services, Inc., broker/dealer; and Treasurer, Seligman Henderson Co., advisers; formerly, Senior Vice President, Finance, Seligman Advisors, Inc., advisers; and Treasurer, Seligman Holdings, Inc., holding company.

FRANK J. NASTA      Secretary
     (33)

                    Senior Vice President, Law and Regulation and Corporate Secretary, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Secretary, the Seligman Group of Investment Companies; Seligman Financial Services, Inc., broker/dealer; Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Senior Vice President, Law and Regulation and Corporate Secretary, Seligman Advisors, Inc., advisers; and an attorney at Seward & Kissel, law firm.

THOMAS G. ROSE      Treasurer
    (40)

                    Treasurer, the Seligman Group of Investment Companies and Seligman Data Corp., shareholder service agent.


   The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                               Compensation Table



                                                                                   Pension or             Total Compensation
                                                         Aggregate             Retirement Benefits           from Fund and
            Name and                                   Compensation            Accrued as part of          Fund Complex Paid
       POSITION WITH FUND                              FROM FUND (1)              FUND EXPENSES           TO DIRECTORS (1)(2)
       -----------------                               ------------               -------------           -------------------
   William C. Morris, Director and Chairman              N/A                       N/A                         N/A
   Brian T. Zino, Director and President                 N/A                       N/A                         N/A
   Richard R. Schmaltz, Director                         N/A                       N/A                         N/A
   Ronald T. Schroeder, Director**                       N/A                       N/A                         N/A
   Fred E. Brown, Director Emeritus***                   N/A                       N/A                         N/A
   John R. Galvin, Director                           $1,586.48                    N/A                     $67,000.00


                                      -9-



                                                                                   Pension or             Total Compensation
                                                         Aggregate             Retirement Benefits           from Fund and
            Name and                                   Compensation            Accrued as part of          Fund Complex Paid
       POSITION WITH FUND                              FROM FUND (1)              FUND EXPENSES           TO DIRECTORS (1)(2)
       ------------------                              -------------              -------------           -------------------
   Alice S. Ilchman, Director                         $1,540.13                    N/A                     $65,000.00
   Frank A. McPherson, Director                        1,550.77                    N/A                      66,000.00
   John E. Merow, Director                             1,540.13                    N/A                      65,000.00
   Betsy S. Michel, Director                           1,586.48                    N/A                      67,000.00
   James C. Pitney, Director                           1,529.49                    N/A                      64,000.00
   James Q. Riordan, Director                          1,575.84                    N/A                      66,000.00
   Robert L. Shafer, Director                          1,575.84                    N/A                      66,000.00
   James N. Whitson, Director                          1,561.41(d)                 N/A                      67,000.00(d)



(1) For the Fund's fiscal year ended September 30, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**   Retired May 15, 1997.

***  Retired as Director and designated Director Emeritus on March 20, 1997.


 (d) Deferred.


   The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such fees and interest is included in the director's fees and expenses, and the accumulated balance thereof is included in "Liabilities" in the Fund's financial statements. The total amount of deferred compensation (including interest) in respect of the Fund payable to Mr. Whitson as of September 30, 1997 was $10,850. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $20,536 and $9,844 as of September 30, 1997. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.


   Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies in the Seligman Group.


    Directors and officers of the Fund as a group owned less than 1% of the Class A shares of the Fund at January 2, 1998. No Directors or officers owned Class D shares of the Fund at that date.

   As of January 2, 1998, 1,099,456 Class A shares, or 13.37% of the Fund's Class A capital stock then outstanding, were registered in the name of MLPF&S For The Benefit Of Its Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246.


                             MANAGEMENT AND EXPENSES

  Under the Management Agreement, dated December 29, 1988, subject to the control of the Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Directors of the Fund who are employees or consultants of the Manager and the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent. The Manager is entitled to receive a management fee from the Fund, calculated daily and payable monthly, equal to 0.50% of the Fund's average daily net assets on an annual basis. During the fiscal year ended September 30, 1995 the Manager, in its discretion, waived a portion of its fees for the Fund. For the fiscal years ended September 30, 1997, 1996 and 1995, the management fees amounted to $325,747, $356,576 and $331,962, respectively, which represents .50%, .50% and
 .45%, respectively, of the average daily net assets of the Fund.


   The Fund pays all its expenses other than those specifically assumed by the Manager. These expenses include brokerage commissions, if any, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of issue, sale, repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees payable under the Administration, Shareholder Services and Distribution Plan described below, fees and expenses of Directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

   The Management Agreement was unanimously approved by the Directors at a Meeting held on October 11, 1988 and was also approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 29 of each year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

   The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988 a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.


     Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the
Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.


     The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

     Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

   An Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder has been in effect since the inception of the Fund.

   The Plan was approved on January 12, 1988 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and on December 16, 1988 by the shareholders of the Fund. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable under the terms of the Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

   The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS


   No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1997, 1996 or 1995. When the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions already obtainable or saleable.


                     PURCHASE AND REDEMPTION OF FUND SHARES

   The Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Fund's Prospectus.

SPECIMEN PRICE MAKE-UP


   Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using the Fund's net asset value at September 30, 1997, the maximum offering price of the Fund's shares is as follows:

   CLASS A

   Net asset value per share..........................................    $ 7.56

   Maximum sales load (4.75% of offering price)........................      .38
                                                                          ------

   Maximum offering price per share...................................    $ 7.94
                                                                          ======

   CLASS D

   Net asset value and maximum offering price per share*..............    $ 7.64
                                                                          ======


----------------
* Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemption within eighteen months of purchase of such shares. See "Redemption of Shares" in the Prospectus.


CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

     VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectuses.


     THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of the Fund and shares of other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by the investor or a dealer of the amount owned at the time a purchase is made and is furnished sufficient information to permit confirmation.

     A LETTER OF INTENT allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectuses, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent" in the Fund's Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares of the Fund by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the

Internal Revenue Code of 1986, as amended (the "Code"), municipal organizations under Section 501 (c)(3) or (13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus) except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


FURTHER TYPES OF REDUCTIONS. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Fund shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


   Class A shares may be sold at net asset value to present and retired trustees, directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Fund.

    Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price. Generally, the Fund will only consider accepting securities (1) to increase its holdings in a portfolio se-curity of the Fund, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. The Fund has no present intention of accepting securities in payment for shares.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. Payment may be made in securities or may be postponed, or the right of redemption suspended for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading in, the over-the-counter markets in which New Jersey Municipal Securities are primarily traded due to an emergency or order of the Securities and Exchange Commission. If payment were to be made in securities, shareholders receiving securities could incur certain transaction costs in receiving these securities.

                              DISTRIBUTION SERVICES

    SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. As general distributor of the Fund's capital stock, SFSI allows commissions to all dealers of up to 4.25% on purchases of Class A shares of the Fund to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993.


   The total sales loads paid by shareholders of the Fund for the fiscal years ended September 30, 1997, 1996 and 1995 amounted to $96,284, $110,566 and
$154,232,  respectively,  of which $84,854, $97,644 and $135,667,  respectively, was paid as commissions to dealers. For the years ended September 30, 1997, 1996 and 1995, SFSI retained CDSL charges amounting to $260, $91 and $1,586, respectively.

   Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager, became eligible to receive commissions from certain sales of Fund shares as well as distribution and service fees pursuant to the Plan. For the years ended September 30, 1997 and 1996 and for the period ended September 30, 1995, SSI received commissions of $2,451, $611 and $135, respectively, from sales of Fund shares. SSI also received distribution and service fees of $9,787, $8,659 and $4,199, respectively, pursuant to the Plan.


                                      TAXES


   The Fund intends to qualify and elect to be treated as a regulated investment company under the Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90% of its net investment income and net short-term capital gains, if any.

   Qualification as a regulated investment company under the Code requires among other things, that (a) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, as forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).


   As a qualified investment fund under New Jersey law, the Fund will not be subject to New Jersey corporate taxes with respect to any taxable income currently distributed to its shareholders. Shareholders who are subject to New Jersey personal income tax will be exempt from New Jersey personal income tax with respect to distributions paid by the Fund so long as it qualifies as such a qualified investment fund.

                                    VALUATION


    The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine net asset value for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of Fund shares might be materially affected. Net asset value per share for a class is computed by dividing such class' share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


   Municipal securities will be valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term notes having remaining maturities of 60 days or less are generally valued at amortized cost.

   Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. Government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Fund's shares are computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Board of Directors.

                             PERFORMANCE INFORMATION


   The annualized yield for the 30-day period ended September 30, 1997 for the Fund's Class A shares was 4.15%. The annualized yield was computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1997, which was the last day of this period. The average number of Class A shares of the Fund was 8,315,861 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period (which includes fees charged pursuant to the Fund's 12b-1 plan). The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

   The tax equivalent annualized yield for the 30-day period ended September 30, 1997 for the Fund's Class A shares was 7.34%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for regular federal and state income tax purposes was determined. This portion of the yield was then divided by one minus 43.45% (43.45% being the assumed maximum combined federal and state income tax rate for individual taxpayers subject to New Jersey personal income taxes. Then the small portion of the yield attributable to securities, the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the yield, if any, that was not attributable to securities, the income of which was NOT tax exempt.

   The average annual total return for the one-year period ended September 30, 1997 for the Fund's Class A shares was 2.82%; for the five-year period ended September 30, 1997 was 5.35%; and since inception through the period ended on

September 30, 1997 was 6.95%. These returns were computed by assuming a hypothetical initial payment of $1,000. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each of these periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

    The annualized yield for the 30-day period ended September 30, 1997 for the Fund's Class D shares was 3.61%. The annualized yield was computed as for Class A shares by dividing the net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1997, which was the last day of this period. The average number of Class D shares were 168,372 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

    The tax equivalent annualized yield for the 30-day period ended September 30, 1997 for the Fund's Class D shares was 6.38%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

    The average annual total return for the one-year period ended September 30, 1997 for the Fund's Class D shares was 6.11%, and since inception through the period ended September 30, 1997 was 3.93%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares and that all of the dividends and distributions by the Fund's Class D shares over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

   The tables below illustrate the total returns on a $1,000 investment in Class A and Class D shares of the Fund from the commencement of their operations through September 30, 1997, assuming investment of all dividends and capital gain distributions.



                                 CLASS A SHARES


                    VALUE OF              CAPITAL              VALUE            TOTAL VALUE
YEAR/PERIOD         INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1           INVESTMENT 2          DISTRIBUTIONS        DIVIDENDS          INVESTMENT2        RETURN1,3
-------           ------------          -------------        ---------          -----------        ---------
9/30/88                $   931                  $  --             $  40             $   971
9/30/89                    956                     --               111               1,067
9/30/90                    935                      9               177               1,121
9/30/91                    999                     15               263               1,277
9/30/92                  1,032                     19               350               1,401
9/30/93                  1,099                     42               457               1,598
9/30/94                    987                     55               488               1,530
9/30/95                  1,012                     80               587               1,679
9/30/96                  1,013                     81               675               1,769
9/30/97                  1,008                    140               762               1,910           91.00%

                                 CLASS D SHARES

                    VALUE OF              CAPITAL              VALUE            TOTAL VALUE
YEAR/PERIOD         INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1           INVESTMENT 2          DISTRIBUTIONS        DIVIDENDS          INVESTMENT2        RETURN1,3
-------           ------------          -------------        ---------          -----------        ---------
9/30/94                 $  919                  $  --             $  26            $    945
9/30/95                    942                     15                71               1,028
9/30/96                    943                     15               117               1,075
9/30/97                    938                     51               163               1,152           15.15%


1 From commencement of operations of Class A shares on February 16, 1988; and from commencement of operations of Class D shares on February 1, 1994.


2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load and CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.


3 Total return for the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

   The waiver by the Manager of all or a portion of its fee and the reimbursement of certain Fund expenses during certain periods (as set forth under "Management and Expenses" herein and under "Management Services" in the Prospectus) positively affected the performance results provided in this section.

                               GENERAL INFORMATION

   The Directors are authorized to classify or reclassify and issue any shares of common stock of the Fund into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.


CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.


AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.


SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW JERSEY MUNICIPAL SECURITIES

    Some of the significant financial considerations relating to the investments of the Seligman New Jersey Municipal Fund are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New Jersey municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

    State Finance/Economic Information. New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 New Jersey ranked second among the states in per capita personal income ($31,053).

    By the beginning of the national recession (which officially started in July 1990 according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing.

    Reflecting the economic downturn, the rate of unemployment in New Jersey rose from 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.2% in 1996 and 5.5% for the six month period from January 1997.

    For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. In the manufacturing sector, employment losses slowed between 1992 and 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900 respectively, reflecting a slowdown in national manufacturing production activity. Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992.

    New Jersey's Budget and Appropriation System. New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund, which includes revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items. The Appropriation Acts enacted by the New Jersey Legislature and approved by the Governor provide the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 1994 was $1,264.6 million, for fiscal year 1995 was $950.2 million and for fiscal year 1996 was $882.2 million. For fiscal year 1997, the undesignated balance in the General Fund was $1,078.3 million, subject to change upon completion of the year-end audit. The estimated undesignated balance for fiscal year 1998 is $553.5 million, based on the amounts contained in the fiscal year 1998 Appropriations Acts. The fund balances are available for appropriation in succeeding fiscal years.

    During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

    General Obligation Bonds. New Jersey finances capital projects primarily through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully.

    The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 1997 was $3.437 billion. The appropriation for the debt service obligation on outstanding indebtedness is $483.7 million for fiscal year 1998.

    In addition to payment from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. For fiscal year 1998, the amount appropriated to this purpose is $516.0 million.

    Tax and Revenue Anticipation Notes. In fiscal year 1992 New Jersey initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently $800 million of tax and revenue anticipation notes outstanding. These notes mature on June 15, 1998. Such notes constitute special obligations of New Jersey payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.

    Lease Financing. New Jersey has entered into a number of leases relating to the financing of certain real property and equipment. New Jersey leases the Richard J. Hughes Justice Complex in Trenton from the Mercer County Improvement Authority (the "MCIA"). Under the lease agreements with the New Jersey Economic Development Authority (the "EDA"), New Jersey leases (i) office buildings that house the New Jersey Division of Motor Vehicles, New Jersey Network, a branch of the United States Postal Service and a parking facility, (ii) approximately 13 acres of real property and certain infrastructure improvements thereon located in the city of Newark, (iii) certain energy saving equipment which shall be installed in various buildings around New Jersey and (iv) the New Jersey Performing Arts Center Facility in the City of Newark. New Jersey also leases several office buildings, facilities and improvements from the New Jersey Building

Authority (the "NJBA"). Rental payments under each of the foregoing leases are sufficient to pay debt service on the related bonds issued by MCIA, EDA and NJBA, and in each case are subject to annual appropriation by the New Jersey Legislature.

    Beginning in April 1984, New Jersey, acting through the Director of the Division of Purchase and Property, entered into a series of lease purchase agreements which provide for the acquisition of equipment, services and real property to be used by various departments and agencies of New Jersey. To date, New Jersey has completed eleven lease purchase agreements which have resulted in the issuance of Certificates of Participation totaling $749,350,000. The agreements relating to these transactions provide for semi-annual rental payments. New Jersey's obligation to pay rentals due under these leases is subject to annual appropriations being made by the New Jersey Legislature.

    State Supported School and County College Bonds. Legislation provides for future appropriations for New Jersey aid to local school districts equal to debt service on a maximum principal amount of $280,000,000 of bonds issued by such local school districts for construction and renovation of school facilities and for New Jersey aid to counties equal to debt service on up to $80,000,000 of bonds issued by counties for construction of county college facilities. The New Jersey Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws.

    "Moral Obligation" Financing. The authorizing legislation for certain New Jersey entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a New Jersey appropriation in the amount of the deficiency is to be made. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities.

    The following table sets forth the "moral obligation" bonded indebtedness issued by New Jersey entities as of June 30, 1997.

                                                         Maximum Annual
                                                         Debt Service
                                                         Subject to
                                                         Moral
                                   OUTSTANDING           OBLIGATION
New Jersey Housing and
Mortgage Finance Agency          $399,224,305.59         $37,344,151.04

South Jersey Port Corporation      78,715,000.00           7,002,815.00

Higher Education Assistance       136,385,000.00          23,155,400.00
                                 ---------------         --------------
Authority
                                 $614,324,305.59         $67,502,366.04
                                 ===============         ==============

    Higher Education Assistance Authority. The Higher Education Assistance Authority ("HEAA") has issued $149,996,064 aggregate principal amount of revenue bonds. It is anticipated that the HEAA's revenues will be sufficient to cover debt service on its bonds.

    New Jersey Housing and Mortgage Finance Agency. Neither the New Jersey Housing and Mortgage Finance Agency nor its predecessors, the New Jersey Housing Finance Agency and the New Jersey Mortgage Finance Agency, have had a deficiency in a debt service reserve fund which required New Jersey to appropriate funds to meet its "moral obligation." It is anticipated that this agency's revenues will continue to be sufficient to cover debt service on its bonds.

    South Jersey Port Corporation. New Jersey has periodically provided the South Jersey Port Corporation (the "Port Corporation") with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations. For calendar years 1986 through 1997, New Jersey has made appropriations totaling $49,560,536.25 which covered deficiencies in revenues of the Port Corporation, for debt service and property tax payments.

    New Jersey Sports and Exposition Authority. On March 2, 1992, the New Jersey Sports and Exposition Authority (the "Sports Authority") issued $147,490,000 in New Jersey guaranteed bonds and defeased all previously outstanding New Jersey guaranteed bonds of the Sports Authority. New Jersey officials have stated the belief that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to New Jersey's guarantee.

    Legislation enacted in 1992 authorizes the Sports Authority to issue bonds for various purposes payable from New Jersey appropriations. Pursuant to this legislation, the Sports Authority and the New Jersey Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the New Jersey Treasurer will credit to the Sports Authority Fund amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature. As of June 30, 1997 there are approximately $458,890,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

    New Jersey Transportation Trust Fund Authority. In July 1984, New Jersey created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of New Jersey organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of New Jersey's share of the cost of improvements to New Jersey's transportation system. Pursuant to the TTFA Act, the TTFA, the New Jersey Treasurer and the Commissioner of Transportation executed a contract (the "TTFA Contract") which provides for the payment of these revenues to the TTFA. The payment of all such amounts is subject to and dependent upon appropriations being made by the New Jersey Legislature and there is no requirement that the Legislature make such appropriation. On May 30, 1995, the New Jersey Legislature amended the TTFA Act to provide, among other things, for (i) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to the enactment of the 1995 amendments, (ii) an increase in the amount of revenues available to the TTFA and
(iii) broadening the scope of transportation projects.

    Pursuant to the Act, the aggregate principal amount of TTFA's bonds, notes or other obligations outstanding at any one time may not exceed $700 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from payments made by New Jersey pursuant to the TTFA Contract.

    Economic Recovery Fund Bonds. Legislation enacted during 1992 by New Jersey authorizes the EDA to issue bonds for various economic development purposes. Pursuant to that legislation, EDA and the New Jersey Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the New Jersey Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to New Jersey under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the New Jersey Legislature.

    State Pension Funding Bonds. Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of New Jersey's unfunded accrued pension liability for New Jersey's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of the pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. On June 30, 1997 the EDA issued $2,803,042,498.56 aggregate principal amount of State Pension Funding Bonds, Series 1997A-1997C. The EDA and the New Jersey Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the New Jersey Legislature.

                 SUMMARY OF OTHER NEW JERSEY RELATED OBLIGATIONS
                               AS OF JUNE 30, 1997


Type of Issue                                                                           Outstanding

Lease Financing
       MCIA                                                                          $     86,980,000.00
       EDA                                                                                178,945,202.20
       NJBA                                                                               485,464,928.57
       State COP                                                                          108,380,000.00
EFA                                                                                       279,915,000.00
Market Transition Facility                                                                705,270,000.00
State-Supported School and County College Bonds                                            96,615,172.70
Moral Obligation                                                                          614,324,305.59
Sports Authority                                                                          579,085,000.00
TTFA1                                                                                   2,889,305,000.00
Economic Recovery Fund Bonds                                                              228,227,868.90
State Pension Funding Bonds                                                             2,803,042,498.56
                                                                                        ----------------

TOTAL                                                                                 $ 9,055,554,976.52
                                                                                      ==================

Subsequent Issues Since
June 30, 1997                       Par Amount                Date of Issue

NJBA2                               224,630,000.00            9/17/97
Higher Education
Assistance Authority                 10,000,000.00            10/6/97


    Municipal Finance. New Jersey's local finance system is regulated by various statutes designed to assure that all local governments and their issuing authorities remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey State Department of Community Affairs.

    Counties and Municipalities. The Local Budget Law (N.J.S.A. 40A:4-1 et seq.) imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). The accounts of each local unit must be independently audited by a registered municipal accountant. New Jersey law provides that budgets must be submitted in a form promulgated by the Division and further provides for limitations on estimates of tax collection and for reserves in the event of any shortfalls in collections by the local unit. The Division reviews all municipal and county annual budgets prior to adoption for compliance with the Local Budget Law. The Director is empowered to require changes for compliance with law as a condition of approval; to disapprove budgets not in accordance with law; and to prepare the budget of a local unit, within the limits of the adopted budget of the previous year with suitable adjustments for legal compliance, if the local unit is unwilling to prepare a budget in accordance with law. This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in


--------
1 Includes $347,655,000 grant anticipation notes issued by the New Jersey Transit Corporation ("NJT"). To the extent these notes are not payable by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

2 Includes approximately $103,000,000 of refunding bonds issued to refund certain of the NJBA's prior bonds.

all aspects of financial  administration,  including revenue collection and cash
management   procedures,    contracting   procedures,    debt   management   and
administrative analysis.

    The Local Government Cap Law (N.J.S.A. 4OA:4-45.1 et seq.) (the "Cap Law") generally limits the year-to-year increase of the total appropriations of any municipality and the tax levy of any county to either 5 percent or an index rate determined annually by the Director, whichever is less. However, where the index percentage rate exceeds 5 percent, the Cap Law permits the governing body of any municipality or county to approve the use of a higher percentage rate up to the index rate. Further, where the index percentage rate is less than 5 percent, the Cap Law also permits the governing body of any municipality or county to approve the use of a higher percentage rate up to 5 percent. Regardless of the rate utilized, certain exceptions exist to the Cap Law's limitation on increases in appropriations. The principal exceptions to these limitations are municipal and county appropriations to pay debt service requirements; to comply with certain other New Jersey or federal mandates; appropriations of private and public dedicated funds; amounts approved by referendum; and, in the case of municipalities only, to fund the preceding year's cash deficit or to reserve for shortfalls in tax collections and, amounts required pursuant to contractual obligations for specified services. The Cap Law was re-enacted in 1990 with amendments and made a permanent part of the municipal finance system.

    New Jersey law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. The Local Bond Law (N.J.S.A. 4OA:2-1 I.) governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment Bonds described more fully below). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years. In the calculation of debt capacity, the Local Bond Law and certain other statutes permit the deduction of certain classes of debt ("statutory deductions") from all authorized debt of the local unit ("gross capital debt") in computing whether a local unit has exceeded its statutory debt limit. Statutory deductions from gross capital debt consist of bonds or notes (i) authorized for school purposes by a regional school district or by a municipality or a school district with boundaries coextensive with such municipality to the extent permitted under certain percentage limitations set forth in the School Bond Law (as hereinafter defined); (ii) authorized for purposes which are self-liquidating, but only to the extent permitted by the Local Bond Law; (iii) authorized by a public body other than a local unit the principal of and interest on which is guaranteed by the local unit, but only to the extent permitted by law; (iv) that are bond anticipation notes; (v) for which provision for payment has been made; or (vi) authorized for any other purpose for which a deduction is permitted by law. Authorized net capital debt (gross capital debt minus statutory deductions) is limited to 3.5 percent of the equalized valuation basis in the case of municipalities and 2 percent of the equalized valuation basis in the case of counties. The debt limit of a county or municipality, with certain exceptions, may be exceeded only with the approval of the Local Finance Board.

    Chapter 75 of the Pamphlet Laws of 1991, signed into law on March 28, 1991, required certain municipalities and permits all other municipalities to adopt the New Jersey fiscal year in place of existing calendar fiscal year. Municipalities that change fiscal years must adopt a six month transition year budget funded by fiscal year adjustment bonds. Notes issued in anticipation of fiscal year adjustment bonds, including renewals, can only be issued for up to one year unless the Local Finance Board permits the municipality to renew them for a further period of time. The Local Finance Board must confirm the actual deficit experienced by the municipality. The municipality then may issue fiscal year adjustment bonds to finance the deficit on a permanent basis.

    There are 567 municipalities and 21 counties in New Jersey. During 1993, 1994 and 1995 no county exceeded its statutory debt limitations or incurred a cash deficit in excess of 4 percent of its tax levy. Only two municipalities had a cash deficit greater than 4 percent of their tax levies for 1994 and 1995. The number of municipalities which exceeded statutory debt limits was six as of December 31, 1994. No New Jersey municipality or county has defaulted on the payment of interest or principal on any outstanding debt obligation since the 1930s.

    School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey supervision of school finance closely parallels that of local governments.

    All New Jersey school districts are coterminous with the boundaries of one or more municipalities. They are characterized by the manner in which the board of education, the governing body of the school district, takes office. Type I school districts, most commonly found in cities, have a board of education appointed by the mayor or the chief executive officer of the municipality constituting the school district. In a Type II school district, the board of education is elected by the voters of the district. Nearly all regional and consolidated school districts are Type II school districts.

    The New Jersey Department of Education has been empowered with the necessary and effective authority to abolish an existing school board and create a New Jersey-operated school district where the existing school board has failed or is unable to take the corrective actions necessary to provide a thorough and efficient system of education in that school district pursuant to N.J.S.A. 18A:7a-15 (the "School Intervention Act"). The New Jersey-operated school district, operated under the direction of a New Jersey-appointed superintendent, has all of the powers and authority of the local board of education and of the local district superintendent. Pursuant to the authority granted under the School Intervention Act, on October 4, 1989, the New Jersey Board of Education ordered the creation of a New Jersey-operated school district in the city of Jersey City. Similarly, on August 7, 1991, the New Jersey Board of Education ordered the creation of a New Jersey-operated school district in the city of Paterson and on July 5, 1995 ordered the creation of a New Jersey-operated school district in the City of Newark.

    School Budgets. In every school district having a board of school estimate, the board of school estimate examines the budget request and fixes the appropriate amounts of the next year's operating budget after a public hearing at which the taxpayers and other interested persons shall have an opportunity to raise objections and to be heard with respect to the budget. This board certifies the budget to the municipal governing bodies and to the local board of education. If the local board of education disagrees, it must appeal to the Commissioner to request the changes.

    In a Type II school district without a board of school estimate, the elected board of education develops the budget proposal and, after public hearing, submits it to the voters of such district for approval. Previously authorized debt service is not subject to referendum in the annual budget process. If approved, the budget goes into effect. If defeated, the governing body of each municipality in the school district has until May 19 in any year to determine the amount necessary to be appropriated for each item appearing in such budget. Should the governing body fail to certify an amount determined by the board of education to be necessary, the board of education may appeal the action to the Commissioner.

    The state laws governing the distribution of state aid to local school districts limit the annual increase of a school district's net current expense budget. The Commissioner certifies the allowable amount of increase for each school district but may grant a higher level of increase in certain limited instances. A school district may also submit a proposal to the voters to raise amounts above the allowable amount of increase. If defeated, such a proposal is subject to further review or appeal only if the Commissioner determines that additional funds are required to provide a thorough and efficient education.

    In New Jersey-operated school districts the New Jersey District Superintendent has the responsibility for the development of the budget subject to appeal by the governing body of the municipality to the Commissioner and the Director of the Division of Local Government Services in the New Jersey Department of Community Affairs. Based upon his review, the Director is required to certify the amount of revenues which can be raised locally to support the budget of the New Jersey operated district. Any difference between the amount which the Director certifies and the total amount of local revenues required by the budget approved by the Commissioner is to be paid by the State in the fiscal year in which the expenditures are made subject to the availability of appropriations.

    School District Bonds. School district bonds and temporary notes are issued in conformity with N.J.S.A. 18A:24-1 et seq. (the "School Bond Law"), which closely parallels the Local Bond Law (for further information relating to the Local Bond Law, see "MUNICIPAL FINANCE-Counties and Municipalities" herein). Although school districts are exempted from the 5 percent down payment provision generally applied to bonds issued by municipalities and counties, they are subject to debt limits (which vary depending on the type of school system provided) and to New Jersey regulation of their borrowing. The debt limitation on school district bonds depends upon the classification of the school district, but may be as high as 4 percent of the average equalized valuation basis of the constituent municipality. In certain cases involving school districts in cities with populations exceeding 100,000, the debt limit is 8 percent of the average equalized valuation basis of the constituent municipality, and in cities with populations in excess of 80,000 the debt limit is 6 percent of the aforesaid average equalized valuation.

    School bonds are authorized by (i) an ordinance adopted by the governing body of a municipality within a Type I school district; (ii) adoption of a proposal by resolution by the board of education of a Type II school district having a board of school estimate; (iii) adoption of a proposal by resolution by the board of education and approval of the proposal by the legal voters of any other Type II school district; or (iv) adoption of a proposal by resolution by a capital project control board pursuant to N.J.S.A. 18A:7A-46.1 et seq. for projects in a New Jersey operated school district. If school bonds will exceed the school district borrowing capacity, a school district (other than a regional school district) may use the balance of the municipal borrowing capacity. If the total amount of debt exceeds the school district's borrowing capacity, the Commissioner and the Local Finance Board must approve the proposed authorization before it is submitted to the voters. All authorizations of debt in a Type II school district without a board of school estimate require an approving referendum, except where, after hearing, the Commissioner and the New Jersey Board of Education determine that the issuance of such debt is necessary to meet the constitutional obligation to provide a thorough and efficient system of public schools. When such obligations are issued, they are issued by, and in the name of, the school district.

    In Type I and II school districts with a board of school estimate, that board examines the capital proposal of the board of education and certifies the amount of bonds to be authorized. When it is necessary to exceed the borrowing capacity of the municipality, the approval of a majority of the legally qualified voters of the municipality is required, together with the approval of the Commissioner and the Local Finance Board. When such bonds are issued for a Type I school district, they are issued by the municipality and identified as school bonds. When bonds are issued by a Type II school district having a board of school estimate, they are issued by, and in the name of, the school district.

    All authorizations of debt must be reported to the Division of Local Government Services by a supplemental debt statement prior to final approval.

    School District Lease Purchase Financings. In 1982, school districts were given an alternative to the traditional method of bond financing capital improvements pursuant to N.J.S.A. 18A:20-4.2(f) (the "Lease Purchase Law"). The Lease Purchase Law permits school districts to acquire a site and school building through a lease purchase agreement with a private lessor corporation. The lease purchase agreement does not require voter approval. The rent payments attributable to the lease purchase agreement are subject to annual appropriation by the school district and are required, pursuant to N.J.A.C. 6:22A-1.2(h), to be included in the annual current expense budget of the school district. Furthermore, the rent payments attributable to the lease purchase agreement do not constitute debt of the school district and therefore do not impact on the school district's debt limitation. Lease purchase agreements in excess of five years require the approval of the Commissioner and the Local Finance Board.

    Qualified Bonds. In 1976, legislation was enacted (P.L. 1976, c.38 and c.39) which provides for the issuance by municipalities and school districts of "qualified bonds." Whenever a local board of education or the governing body of a municipality determines to issue bonds, it may file an application with the Local Finance Board and, in the case of a local board of education, the Commissioner, to qualify bonds pursuant to P.L. 1976, c.38 or c.39. Upon approval of such an application and after receipt of a certificate stating the name and address of the paying agent for such bonds, the maturity schedule, interest rates and payment dates, the New Jersey Treasurer shall, in the case of qualified bonds for school districts, withhold from the school aid payable to such municipality or school district and, in the case of qualified bonds for municipalities, withhold from the amount of business personal property tax replacement revenues, gross receipts tax revenues, municipal purposes tax assistance fund distributions, New Jersey urban aid, New Jersey revenue sharing, and any other funds appropriated as New Jersey aid and not otherwise dedicated to specific municipal programs, payable to such municipalities, an amount sufficient to cover debt service on such bonds. These "qualified bonds" are not direct, guaranteed or moral obligations of New Jersey, and debt service on such bonds will be provided by New Jersey only if the above-mentioned appropriations are made by New Jersey. Total outstanding indebtedness for "qualified bonds" consisted of $224,492,700 by various school districts as of June 30, 1995 and $903,760,316 by various municipalities as of June 30, 1995.


                                      -25

    New Jersey School Bond Reserve Act. The New Jersey School Bond Reserve Act (N.J.S.A. 18A:56-17 et seq.) establishes a school bond reserve within the constitutionally dedicated Fund for the Support of Free Public Schools. Under this law the reserve is maintained at an amount equal to 1.5 percent of the aggregate outstanding bonded indebtedness of counties, municipalities or school districts for school purposes (exclusive of bonds whose debt service is provided by New Jersey appropriations), but not in excess of monies available in such fund. If a municipality, county or school district is unable to meet payment of the principal of or interest on any of its school bonds, the trustee of the school bond reserve will purchase such bonds at the face amount thereof or pay the holders thereof the interest due or to become due. At June 30, 1995, the book value of the Fund's assets aggregated $88,736,798 and the reserve, computed as of June 30, 1995, amounted to $38,811,015. There has never been an occasion to call upon this fund. New Jersey provides support of certain bonds of counties, municipalities and school districts through various statutes.

    Local Financing Authorities. The Local Authorities Fiscal Control Law (N.J.S.A. 40A:5A-1 et seq.) provides for state supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs. The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by counties or municipalities, which are empowered to issue bonds, to impose facility or service charges, or to levy taxes in their districts. This encompasses most autonomous local authorities (sewerage, municipal utilities, parking, pollution control, improvement, etc.) and special taxing districts (fire, water, etc.). Authorities which are subject to differing New Jersey or federal financial restrictions are exempted, but only to the extent of that difference.

    Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division of Local Government Services. The Local Finance Board exercises approval power over the creation of new authorities and special districts as well as their dissolution. The Local Finance Board also reviews, conducts public hearings and issues findings and recommendations on any proposed project financing of an authority or district, and on any proposed financing agreement between an municipality or county and an authority or special district. The Local Finance Board prescribes minimum audit requirements to be followed by authorities and special districts in the conduct of their annual audits. The Director reviews and approves annual budgets of authorities and special districts.

    Litigation. The following are cases presently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure.

    New Jersey Education Association et. al v. State of New Jersey et. al. This case represents a challenge to amendments to the pension laws enacted on June 30, 1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund ("TPAF"), the Public Employee's Retirement System ("PERS"), the Police and Fireman's Retirement System ("PFRS"), the New Jersey Police Retirement System (CSPRS") and the Judicial Retirement System ("JRS"). The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, P.L. 1994, Chapter 62 ("Chapter 62"), as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustments and reducing the inflation assumption for the Cost of Living Adjustment ("COLA") for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of New Jersey 's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin New Jersey from administering, enforcing or otherwise implementing Chapter 62. An adverse determination against New Jersey would have a significant impact upon the Fiscal Year 1997 and Fiscal Year 1998 budgets. New Jersey filed a motion to dismiss and a motion for summary judgment.

    On October 6, 1995, the Court issued its opinion in which it dismissed the State of new Jersey as a party to the action. The only defendant is Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S. C. ss. 1983 claim (against the Treasurer in his individual capacity).

    The State of New Jersey filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims. By order dated December 19, 1995, the District Court denied the motion in all respects. On January 29, 1996, the State, on behalf of Treasurer Clymer, filed a Petition for a Writ of Mandamus and a Motion for a Stay of the Proceedings below, pending consideration and disposition of the petition, with the Third Circuit Court of Appeals. In the petition, Treasurer Clymer asked the Court of Appeals to direct the District Court to dismiss the complaint or enter summary judgment in his favor. Alternatively, the Treasurer asked the Court of Appeals to order the District Court to vacate its order denying summary judgment and resolve that motion as a matter of law without discovery or fact finding or to certify the issues for interlocutory appeal. The Third Circuit Court of Appeals denied the motion and petition on February 20, 1996. The matter was stayed pending the adoption of the Appropriations Act for Fiscal Year 1998 and has been closed on a stipulation of dismissal entered by the court upon consent of all the parties with no payment made by any of the parties.

    Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59: 1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

    The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any ton litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it. At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $90,800,000 for tort and medical malpractice claims pending as of June 30, 1997. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

    County of Passaic v. State of New Jersey. This action filed by the County of Passaic, the Passaic County Utilities Authority, and the Passaic County Pollution Control Financing Authority ("plaintiffs"), alleged tort and contractual claims against the State of New Jersey ("State") and the New Jersey Department of Environmental Protection ("NJDEP") associated with a resource recovery facility which plaintiffs had once planned to build. The plaintiffs alleged that the State and the NJDEP violated a 1984 consent order concerning the construction of a resource recovery facility in Passaic County. Plaintiffs' complaint alleged approximately $30 million in damages against the State and the NJDEP. On March 17, 1995, the court granted the State's motion for summary judgment, dismissing all counts of plaintiffs' complaint against the State and the NJDEP, with prejudice. The court found that there was no legal obligation or duty on the part of the State or the NJDEP concerning the project. Plaintiffs have filed an appeal of the court's decision. On October 17, 1997, the Appellate Division affirmed the lower court dismissal and the time for filing of a petition for recertification has elapsed.

    Interfaith Community Organization v. Shinn, et al. In late October, 1993, the Interfaith Community Organization ("ICO") a coalition of churches and church leaders in Hudson County, filed suit on behalf of the ICO's membership and the citizens of Hudson County against the Governor, the Commissioner of the New Jersey Department of Environmental Protection ("DEP"), Commissioner of the Department of Health ("DOH"), and Lance Miller, Assistant Commissioner of DEP. The multicount complaint alleged violations of numerous laws, allegedly resulting from the existence of chromium contamination in the State-owned Liberty State Park in Jersey City. It also asserted the alleged failure by DEP and DOH to properly conduct remediation and health screens in Hudson County concerning chromium contamination. No immediate relief was sought, but injunctive and monetary relief was asked for.

    In June 1994, ICO hired a law firm to represent it in this matter. The firm filed amended complaints, naming only Commissioner Shinn of DEP and Governor Whitman as defendants and alleges only Clean Water Act ("CWA") and Resource Conservation Recovery Act ("RCRA") violations at Liberty State Park. Under the
"citizen  suit"   provisions  of  these  federal
acts, plaintiff is seeking remediation health studies and attorneys' fees. ICO has served the defendants with a motion for a preliminary injunction requesting that the court order the closure of Liberty State Park, security which will permit no entry to the park, emergency dust suppression efforts and a plan to remediate the park. The State has opposed the motion. The State is unable to estimate its exposure for this claim. In March, 1995, ICO filed another lawsuit over the shipments of soil from the 1-287 Wetlands Mitigation Project to Liberty State Park. The defendants in that suit are Commissioner Shinn, Governor Whitman, Commissioner Wilson of the Department of Transportation ("DOT"') and R.
W. Vogel, Inc., the transporter of the soil. The new suit seeks a declaration that the CWA is being violated and demands cessation of all construction at Liberty State Park and penalties against Vogel. The State intends to defend these suits vigorously.

    American Trucking Associations, Inc. and Tri-State Motor Transit, Co. v. State of New Jersey. The American Trucking Associations, Inc. ("ATA") and Tri-State Motor Transit, Co. filed a complaint in the Tax Court on March 23, 1994 against the State of New Jersey and certain state officials challenging the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection ("DEP"). A-901 refers to the Assembly bill number which was adopted in 1983 as an amendment to the Solid Waste Management Act, N.J.S.A. 13AE-1 et seq., and codified at N.J.S.A. 13:1E-126 et seq., establishing a requirement that all persons and entities engaged in solid and hazardous waste activities in the State be investigated prior to the issuance of a license. Plaintiffs are alleging that the A-901 renewal fees discriminate against interstate commerce in violation of the Commerce Clause of the United States Constitution; that the fees are not used for the purposes for which they are levied; and that the fees do not reflect the duration or complexity of the services rendered by the government entities receiving the fees as required under the A-901 statute. Plaintiffs are seeking a declaration that the fees are unconstitutional; a permanent injunction enjoining the future collection of the fees; a refund of all annual A-901 renewal fees and all fines and penalties collected pursuant to enforcement of these provisions; and attorneys' fees and costs. Plaintiffs have obtained a class certification of their action. On October 2, 1997, oral argument was conducted on the parties' cross motions for summary judgment in the Tax Court.

    The DEP currently collects approximately $3.5 to $4 million in A-901 fees annually. In previous years, the total amount of fees collected was higher because the number of applicants and licensees subject to the fees was much larger. It is presently unknown what portion of the A-901 fees are paid by haulers engaged in interstate commerce, and what percentage of the monies are renewal fees as opposed to initial application fees. Consequently, the State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

    Abbott v. Burke. On January 6, 1997 the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in Abbott v. Burke. In 1994 the Supreme Court ruled in Abbott v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by fiscal year 1998. On December 20, 1996 the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. CEIFA is a departure from the mechanisms of previous funding formulas. The CEIFA is centered upon the Core Curriculum Content Standards - a comprehensive description of what all students should know and be able to accomplish upon completion of a thirteen year public education. The State projects that special needs districts will be spending between 91% and 96% of the wealthy suburban districts in the 1997-1998 school year under CEIFA. Plaintiffs concede that, under CEIFA, special needs districts are projected to be spending at 91% of the wealthy suburban districts in the 1997-1998 fiscal year. In its motion, the Education Law Center requests, in part, relief in the form of 100% spending parity or State aid in the amount of approximately $200 million dollars to be redistributed to the special needs districts. On May 14, 1997, the Supreme Court rendered a decision in Abbott v. Burke and held that CEIFA was unconstitutional as applied to the 28 Abbott districts. The Court ordered the State to appropriate additional funds, beginning in the 1997-98 school year, so that each Abbott district would be able to spend at the average of the wealthy suburban districts. In addition, the Court remanded the matter to the Superior Court to oversee a directive to the Commissioner of Education to study and report on the special educational needs of students in the Abbott districts and the facilities needs in those districts. The Superior Court is required to issue a final determination on those issues by December 31, 1997. The Supreme Court retained jurisdiction of the matter.

    Affiliated FM Insurance Company, et al. v. State of New Jersey, et al. The plaintiffs in this action are insurers licensed or admitted to write property and casualty insurance in the State of New Jersey pursuant to N.J.S.A. 17:17-1 et seq. and are all members of the New Jersey Property-Liability Insurance Guaranty Association ("PLIGA"), a private; non-profit organization created to cover claims against certain insolvent insurers. Plaintiffs have filed suit in the Superior Court of New Jersey Chancery Division, Mercer County against the State of New Jersey, the Commissioner of Banking and Insurance, the

Department of Banking and Insurance, the State Treasurer and PLIGA. Plaintiffs contend that their assessments are being used to retire debt of the Market Transition Fund ("MTF"). The plaintiffs argue that they were never members of the MTF, are not statutorily responsible for its losses, have not agreed to assume its losses and did not relinquish any right to repayment of loan assessments to PLIGA. Under the Fair Automobile Insurance Reform Act of 1990 ("FAIRA"), PLIGA is responsible for assessing and collecting from its member insurers the amounts necessary to make certain loans to the Automobile Insurance Guaranty Fund (the "Auto Guaranty Fund"), a special nonlapsing fund create pursuant to FAIRA. Plaintiffs contend that assessments dating back to 1990 are in dispute and challenge the constitutionality of the assessments and legislation which allow the assessments to be redirected to the MTF and request declaratory relief, an order that the monies assessed since 1990 be returned, and an accounting. The State intends to vigorously defend this action and has filed a motion to dismiss this case. In a related matter, In the Matter of the 1997 Assessment Made by the New Jersey Property Liability Insurance Guaranty Association pursuant to N.J.S.A. 17.30A4, the American Insurance Association ("AIA") and the Alliance of American Insurers ("Alliance") filed an appeal of administrative action in Superior Court-Appellate Division, seeking an emergent stay of their obligation to pay assessments to PLIGA. These assessments were due on July 28, 1997. Pursuant to N.J.S.A. 17:30A-8a(9), PLIGA assesses its members in order that PLIGA can then loan these monies to the New Jersey Automobile Insurance Guaranty Association ("Auto Guaranty Fund") for use by the MTF to pay its unfunded liabilities. PLIGA is required by N.J.S.A. 17:30A-8a(10) to make loans in the amount of $160 million per calendar year to the Auto Guaranty Fund. AIA and the Alliance allege that the assessment of $160 million for calendar year 1997 is without statutory authority. On July 28, 1997, the court denied plaintiff's application for emergent relief, denied the State's motion for summary disposition, and granted plaintiffs motion to accelerate. The State intends to vigorously defend this action.

    C.F., et al. v. Fauver, et al. This case is brought as a purported class action consisting of prisoners with serious mental disorders who are confined within the facilities of the Department of Corrections (the "Class") against the Commissioner of the Department of Corrections and other officers of the Department of Corrections. The Class alleges cruel and unusual punishment, violation of the Americans with Disabilities Act of 1990, discrimination against members of the Class, sex discrimination and violation of due process. The suit was brought by the Class in the United States District Court of the District of New Jersey. Through this action, the Class seeks injunctive relief in the form of changes to the manner in which mental health services are provided to inmates. The Class also seeks changes in the disciplinary process to the extent that an inmate's mental health is taken into consideration by a hearing officer when adjudicating a disciplinary charge. Discovery has commenced and is continuing. The State intends to vigorously defend this action.

    Cleary v. Waldman. This case involves the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act ("MCCA"). Under this provision, the spouse of an institutionalized husband or wife, is allowed to have sufficient funds to live in the community, called the monthly needs allowance.

    The State in determining a spouse's monthly needs allowance, uses a system called the "income first" rule. If a community spouse does not have sufficient funds to meet the monthly needs allowance, an institutionalized spouse is allowed to shift his or her income to the community spouse to make up the difference. If the institutionalized spouse's income is insufficient to meet the monthly needs allowance, then the institutionalized spouse is allowed to shift resources to the community spouse to generate income to make up the difference. A class action was brought in federal court in which plaintiffs' argue that the income first rule is disallowed under the MCCA. Rather plaintiffs claim that the MCCA mandates the use of what is called the "resource-first" rule. Under this scheme, before income is shifted from the institutionalized spouse to the community spouse to meet the monthly needs allowance, resources must be shifted first and income generated from these resources used to meet the monthly needs allowance. Estimates of exposure if a court were to find that the MCAA only allows the "resource-first rule has been estimated in the area of $50 million per year from both State and Federal sources combined.

    Plaintiffs filed for a preliminary injunction arguing that, under federal law, only the resource first rule was allowed under the MCCA. The State opposed the motion and the New Jersey Association of Health Care Facilities and the New Jersey Association for Non-Profit Homes for the Aging moved for intervenor status, opposing the plaintiffs' motion. The court granted the motion of intervention and denied the motion for preliminary injunction, finding that plaintiffs were unlikely to prevail on the merits since New Jersey's methodology was at least a permissible application of the federal law. Subsequently, plaintiffs filed for class certification which was granted on March 25, 1996. On March 26, 1997, Plaintiffs filed a Notice of Appeal to the Court of Appeals for the Third Circuit. Briefing on plaintiffs' application for preliminary injunction has been completed and it is anticipated that the matter will be argued during the first calendar quarter of 1998. The State intends to vigorously defend this action.

    United Hospitals et al. v. State of New Jersey and William Waldman. This case represents a challenge by 18 New Jersey hospitals to Medicaid hospital reimbursement since February 1995. The matter was filed in the Appellate Division of the Superior Court of New Jersey in January, 1997. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et. seq., are arbitrary, capricious and unreasonable; (iii) whether the Department of Human Services (DHS) incorrectly calculated the rates, (iv) whether DHS denied hospitals of a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates in 1995 and 1996. The State intends to vigorously defend this action.

    Trump Hotels & Casino Resorts, Inc. ("Trump") v. Mirage Resorts Incorporated, The State of New Jersey et al. An action was filed in Federal District Court to enjoin and declare unlawful the actions of the Mirage Resorts Incorporated ("Mirage"), the State of New Jersey, the New Jersey Department of Transportation, the South Jersey Transportation Authority, the Casino Reinvestment Development Authority ("CRDA") the New Jersey Transportation Trust Fund Authority and certain officials of the aforesaid agencies and authorities in their efforts to revitalize Atlantic City through the design and construction of a highway and tunnel funded by Mirage, the New Jersey Transportation Trust Fund Authority and $55,000,000 in bonds to be issued by the South Jersey Transportation Authority and collateralized by future alternative investment obligations of casinos to be located in the marina district of Atlantic City. Plaintiffs claim that the highway and tunnel development funding violates a provision of the New Jersey State Constitution that requires the State to dedicate all State revenues derived from gambling to programs benefiting the elderly and the disabled pursuant to the New Jersey State Constitution, Article IV, Section 7, Paragraph 2. The plaintiffs further allege that (i) the failure to disclose the constitutional infirmaties alleged in the financing for the highway and tunnel project will be material omissions within the meaning of Rule l0b-5 of the Securities and Exchanges Act of 1934; (ii) the defendants have sought to avoid the federal requirements of the Clean Water Act, the Federal Highway Act, and the Clean Air Act; and (iii) the defendants have sought to avoid the requirement of the New Jersey Coastal Area Facility Review Act. The defendants filed a motion to dismiss the federal action. In an opinion filed May 1, 1997. defendant's motion to dismiss the federal suit was granted. The motion is now pending in the U.S. Court of Appeals for the Third Circuit.

    While the Trump v. Mirage action was pending, the State and CRDA filed a declaratory judgment action in Superior Court of New Jersey, Law Division - Atlantic County, entitled, State of New Jersey and CRDA v. Trump Hotels & Casino Resorts, Inc. In this action, the State and CRDA sought a declaratory judgment that the alternative investment program established under N.J.S.A. 5:12-144.1 of the CRDA legislation and the use of parking fees and sales tax revenues under the CRDA legislation to fund eligible projects do not violate the New Jersey State Constitution. In an opinion filed May 14, 1997, declaratory judgment was granted in favor of the State and CRDA. Trump's application for direct certification of that decision to the New Jersey Supreme Court was denied. The matter is now in the Appellate Division.

    United Senior Alliance et al. v. State of New Jersey. This matter was filed in the Superior Court of New Jersey and represents a similar challenge as the Trump Hotels v. Mirage Resorts case described above. The case alleges that the Casino Reinvestment Development Authority funding mechanisms are illegal including the gross receipts tax, the parking tax and the Atlantic City fund. The plaintiffs in this action have been denied a motion to intervene in the Trump Hotels v. Mirage Resorts matter in the Appellate Division but have been granted the right to appear and participate as an amicus. The Superior Court has placed this matter on the inactive list.

     Five additional cases have been filed in opposition to the road and tunnel project which also contain related challenges. The five matters, Bryant et al.
v. New Jersey Department of Transportation et al, Merolla and Brady v. The Casino Reinvestment Development Authority et al., Middlesex County v. The Casino Reinvestment Development Authority et al., Gallagher et al. v. The Casino
Reinvestment Development Authority et al. and George Harms v. State of New Jersey et al. are also being vigorously defended by the State. In three of these cases ("Merolla", "Middlesex" and "Gallagher") the court granted summary judgment in favor of the New Jersey Department of Transportation and the South Jersey Transportation Authority on September 29, 1997. These plaintiffs have filed an appeal.

    Blecker v. State of New Jersey. This is a class action lawsuit filed in Superior Court-Law Division, Atlantic County, on behalf of all providers of Medicare Part B services to Qualified Medicare Beneficiaries (QMB's) seeking reimbursement for Medicare co-insurance and deductibles not paid by the State Medicaid program from 1988 to February 10, 1995. QMB's are persons who are eligible for Medicare and Medicaid and from whom Medicaid pays the premiums for Medicare Part B benefits. From 1988 until February 10, 1995 the State did not pay providers for co-insurance and deductibles unless the Medicare rate plus the co-insurance and deductibles was equal to or less than the Medicaid reimbursement rate for the service. Plaintiff alleges a breach of the contract between the State and Federal governments intended to benefit providers, and a breach of a contract between the State Medicaid program and its providers, as well as a claimed violation of federal civil rights law. Plaintiff is seeking all co-insurance and deductibles for Medicare Part B benefits provided to all QMB's for the period from 1988 to 1995. On August 11, 1997, the State filed a motion to dismiss the matter and on September 15, 1997, the State filed a motion for summary judgment. Arguments on the motions are scheduled for late November or early December 1997. The State intends to vigorously defend this lawsuit.

    Spadoro, v. New Jersey Economic Development Authority, Alan Steinberg, Brian
W. Clymer, Joseph Latoof and Elizabeth Randall. The Pension Bond Financing Act of 1997 authorized the New Jersey Economic Development Authority (the "Authority") to issue bonds to fund the accrued unfunded liability in the State's pension funds. Bonds in the amount of $2,803,042,498.56 were issued by the Authority on June 30, 1997 for the purposes set forth in the Pension Bond Financing Act of 1997. This suit, a second attempt by this plaintiff to challenge the Pension Bond Act, was brought in July 1997 to challenge the validity of the Authority's resolution authorizing the issuance of the bonds. Fundamentally, the plaintiff alleges that the resolution is invalid because (i) the State Treasurer and the other ex officio members of the Authority had a conflict of interest, (ii) the actions of the Authority violated the public policy of the State, and (iii) there were various procedural defects in the conduct of the meeting. On September 2, 1997, the defendants filed a motion for summary judgment. Briefs have been filed and oral argument is scheduled for January 9, 1998. The State and the Authority intend to vigorously defend this action.

    Camden County Energy Recovery Associates v. New Jersey Department of Environmental Protection, Board of Chosen Freeholders of the County of Camden, et al. Plaintiff, Camden County Energy Recovery Associates ("CCERA"), the owner and operator of a resource recovery facility in South Camden since 1991 filed suit on October 20, 1997 in Superior Court-Mercer County. Plaintiff CCERA sought to have the county solid waste reprocurement process halted to clarify bid specifications. On November 6, 1997, the court denied the claim to halt the bidding process but did require that the bid specifications be clarified. In responding to the complaint, the Pollution Control Financing Authority of Camden County ("PCFFA") counterclaimed, seeking reformation of the contract between CCERA and PCFFA. PCFFA has also cross-claimed against the State for contribution and indemnification by the State to the extent PCFFA remains responsible for the debt which was issued to finance the resource recovery facility. Pleadings are being filed by the various parties. The State intends to vigorously defend this action.



                              FINANCIAL STATEMENTS


   The Annual Report to Shareholders for the fiscal year ended September 30, 1997 contains a schedule of the investments of the Fund as of September 30,
1997, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge, to investors who request copies of this Statement of Additional Information.

                                   APPENDIX A

Moody's Investors Service, Inc. ("Moody's")
MUNICIPAL BONDS

   Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: MUNICIPAL bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

   Ba:  Municipal  bonds  which  are  rated Ba are  judged  to have  speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

   C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

   Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

   The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

   The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("S&P")

MUNICIPAL BONDS

     AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

   AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

   BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

   C: The rating C is reserved for income bonds on which no interest is being paid.

   D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

   NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

   SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

   SP-2:  Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

   S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

   A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

   A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

   A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

     C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

   D:  Debt rated "D" is in payment default.

   NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

   The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o     Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o     Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o     Establishes Investment Advisory Service.

 ...1940s

o     Helps shape the Investment Company Act of 1940.
o     Leads in the  purchase and  subsequent  sale to the public of Newport News
      Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o     Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

-------------------------------------------------------------------------------
Portfolio of Investments
September 30, 1997


 FACE                                                                                       RATINGS+         MARKET
AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P       VALUE
------                                 ------------------                                 ------------      -------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev.,
                  6-1/2% due 12/1/2012 .................................................       Aaa/AAA      $2,766,625
 1,000,000     Delran Sewerage Authority, NJ Subordinated Sewer Rev.,
                  7-1/2% due 3/1/2013 ..................................................       Aaa/AAA       1,045,180
 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .............................       Aaa/AAA       3,312,510
 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ........       Aaa/AAA       3,118,260
 1,000,000     New Jersey Building Authority State Building Rev., 7.20% due 6/15/2013...        Aa2/AA-      1,036,820
 1,500,000     New Jersey Building Authority State Building Rev., 5% due 6/15/2018 .....        Aa2/AA-      1,434,630
 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5-3/4% due 7/1/2016  ...........        Aa2/NR       2,077,180
 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* .......................       Aaa/AAA       3,043,170
 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* .......................          A1/A+      2,996,251
 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022 ...................       Aaa/AAA         971,400
 3,500,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey-American Water Co., Inc. Project), 5-1/2% due 6/1/2023* ..       Aaa/AAA       3,424,365
 2,500,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/2024 ..............................       Aaa/AAA       2,619,675
 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Chilton Memorial Hospital), 5% due 7/1/2013 .........................          A2/A         968,140
 2,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (St. Clare's Riverside Medical Center), 5-3/4% due 7/1/2014 ..........       Aaa/AAA       2,086,380
 2,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack  Medical Center), 6-5/8% due 7/1/2017 ....................       Aaa/AAA       2,172,760
 2,500,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 7% due 7/1/2022 ...................       Aaa/AAA       2,709,550
 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ................................        NR/BBB+      3,072,660
 1,500,000     New Jersey Health Care Facilities Financing Authority Rev. (AHS
                  Hospital Corporation), 5% due 7/1/2027 ...............................       Aaa/AAA       1,417,890

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.
6

-------------------------------------------------------------------------------
Portfolio of Investments
September 30, 1997


 FACE                                                                                       RATINGS+         MARKET
AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P       VALUE
------                                 ------------------                                 ------------      -------
  $890,000     New Jersey Housing & Mortgage Finance Agency (Home Mortgage
                  Purchase Rev.),  7-7/8% due 10/1/2016 .................................      Aaa/AAA   $   910,336
   220,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.65% due 10/1/2016 ...................................................      Aaa/AAA       229,764
 1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* .....................................................      Aaa/AAA     1,547,805
 1,000,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  5-3/8% due 4/1/2025* ..................................................      Aaa/AAA       968,620
   345,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.70% due 10/1/2029* ..................................................      Aaa/AAA       361,643
 3,000,000     New Jersey State GOs, 5-5/8% due 7/15/2015 ...............................       Aa1/AA+    3,143,490
   340,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2006 ....       Aa3/AA       353,647
   420,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-1/4% due 5/15/2007 ....       Aa3/AA       436,859
   990,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007 ....      Aaa/AAA     1,031,352
    10,000     New Jersey Wastewater Treatment Trust Loan Rev., 7-3/8% due 5/15/2007 ....      Aaa/AAA        10,409
 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5-3/4% due 6/15/2030 ..................................................        A1/AA-    3,082,830
 2,000,000     Puerto Rico Highway & Transportation Authority Highway Rev.,
                  5-1/2% due 7/1/2036 ...................................................       Baa1/A     2,006,800
 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ...............................      Aaa/AAA     2,570,775
 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6-1/8% due 7/15/2022* ................       Aa3/AA-    2,586,600
 1,750,000     South Jersey Port Corporation, NJ Marine Terminal Rev.,
                  6-7/8% due 1/1/2020 ...................................................         NR/A+    1,789,235
 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev.,
                  5.60% due 1/1/2023 ....................................................         NR/A+    1,250,400
                                                                                                          ----------
TOTAL MUNICIPAL BONDS (Cost $59,517,876)-- 97.9% ......................................................  $62,554,011

VARIABLE RATE DEMAND NOTES (Cost $400,000)-- 0.6% .....................................................      400,000

OTHER ASSETS LESS LIABILITIES-- 1.5% ..................................................................      924,721
                                                                                                          ----------
NET ASSETS-- 100.0% ...................................................................................  $63,878,732
                                                                                                         ===========

----------------
+  Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.
7

-------------------------------------------------------------------------------

Statement of Assets and Liabilities
September 30, 1997

ASSETS:
Investments, at value:
   Long-term holdings (Cost $59,517,876).............................     $62,554,011
   Short-term holdings (Cost $400,000)...............................         400,000                   $62,954,011
                                                                          -----------
Cash                                                                                                         94,477
Interest receivable..................................................................                     1,061,220
Receivable for Capital Stock sold....................................................                        39,698
Expenses prepaid to shareholder service agent........................................                        10,585
Other................................................................................                         1,973
                                                                                                        -----------
Total Assets                                                                                             64,161,964
                                                                                                        -----------
LIABILITIES:
Dividends payable....................................................................                       111,271
Payable for Capital Stock repurchased................................................                        47,001
Accrued expenses, taxes, and other...................................................                       124,960
                                                                                                        -----------
Total Liabilities....................................................................                       283,232
                                                                                                        -----------
Net Assets...........................................................................                   $63,878,732
                                                                                                        ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized; 8,448,845 shares outstanding):
   Class A...........................................................................                   $     8,281
   Class D...........................................................................                           168
Additional paid-in capital...........................................................                    60,205,198
Undistributed net realized gain......................................................                       628,950
Net unrealized appreciation of investments...........................................                     3,036,135
                                                                                                        -----------
Net Assets                                                                                              $63,878,732
                                                                                                        ===========
NET ASSET VALUE PER SHARE:
Class A ($62,596,774 / 8,281,139 shares).............................................                         $7.56
                                                                                                              =====
Class D ($1,281,958 / 167,706 shares)................................................                         $7.64
                                                                                                              =====

------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 1997

INVESTMENT INCOME:
Interest....................................................................................               $3,891,278

EXPENSES:
Management fee................................................................    $  325,747
Distribution and service fees.................................................       157,912
Shareholder account services..................................................        93,645
Auditing and legal fees.......................................................        34,478
Custody and related services..................................................        23,899
Shareholder reports and communications........................................        18,530
Directors' fees and expenses..................................................        17,788
Registration..................................................................        14,064
Shareholders' meeting.........................................................         9,121
Miscellaneous.................................................................         5,493
                                                                                  ----------
Total
Expenses..............................................................................                       700,677
                                                                                                          ----------
Net Investment Income.......................................................................               3,190,601

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments..............................................       640,851
Net change in unrealized appreciation of investments..........................     1,107,067
                                                                                  ----------
Net Gain on
Investments.....................................................................                           1,747,918
                                                                                                          ----------
Increase in Net Assets from Operations......................................................              $4,938,519
                                                                                                          ==========

------------------
See Notes to Financial Statements.
9

-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                                --------------------------------
                                                                                                   1997                 1996
                                                                                                -----------          -----------
OPERATIONS:
Net investment income...........................................................                 $3,190,601          $ 3,594,115
Net realized gain on investments ...............................................                    640,851            2,195,899
Net change in unrealized appreciation of investments ...........................                  1,107,067           (2,021,726)
                                                                                                -----------          -----------
Increase in Net Assets from Operations..........................................                  4,938,519            3,768,288
                                                                                                -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A......................................................................                 (3,147,677)          (3,541,660)
   Class D......................................................................                    (42,924)             (52,455)
Net realized gain on investments:
   Class A......................................................................                 (2,166,159)             (38,742)
   Class D......................................................................                    (33,218)                (665)
                                                                                                -----------          -----------
Decrease in Net Assets from Distributions.......................................                 (5,389,978)          (3,633,522)
                                                                                                -----------          -----------

                                                                      SHARES
                                                           -----------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                                           -----------------------------
CAPITAL SHARE TRANSACTIONS:                                   1997               1996
                                                           ----------         ----------
Net proceeds from sale of shares:
   Class A.............................................       945,721            402,194          7,009,688            3,064,342
   Class D.............................................        63,366             45,794            479,673              351,548
Shares issued in payment of dividends:
   Class A.............................................       243,739            265,124          1,811,306            2,018,408
   Class D.............................................         4,274              4,538             32,136               34,928
Exchanged from associated Funds:
   Class A.............................................       411,620            103,792          3,035,982              787,281
   Class D.............................................         2,882              7,301             22,069               56,910
Shares issued in payment of gain distributions:
   Class A.............................................       215,373              3,678          1,595,916               28,281
   Class D.............................................         3,939                 61             29,503                  471
                                                           ----------         ----------        -----------          -----------
Total..................................................     1,890,914            832,482         14,016,273            6,342,169
                                                           ----------         ----------        -----------          -----------
Cost of shares repurchased:
   Class A.............................................    (1,964,212)        (1,609,005)       (14,557,171)         (12,267,718)
   Class D.............................................       (54,046)           (52,478)          (408,164)            (400,063)
Exchanged into associated Funds:
   Class A.............................................      (290,897)          (136,194)        (2,146,414)          (1,033,975)
   Class D.............................................        (2,553)           (10,420)           (19,210)             (80,905)
                                                           ----------         ----------        -----------          -----------
Total..................................................    (2,311,708)        (1,808,097)       (17,130,959)         (13,782,661)
                                                           ----------         ----------        -----------          -----------
Decrease in Net Assets from Capital
Share Transactions ....................................      (420,794)          (975,615)        (3,114,686)          (7,440,492)
                                                           ==========         ==========        -----------          -----------

Decrease in Net Assets..................................................................         (3,566,145)          (7,305,726)

NET ASSETS:
Beginning of year.......................................................................          67,444,877           74,750,603
                                                                                                 -----------         ------------
End of Year.............................................................................         $63,878,732          $67,444,877
                                                                                                 ===========          ===========

------------------
See Notes to Financial Statements.

-------------------------------------------------------------------------------

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations-- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1997, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997, amounted to $13,012,333 and $18,521,484, respectively.

-------------------------------------------------------------------------------
Notes to Financial Statements

  At September 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $3,110,005 and $73,870, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $11,430 from the sale of Class A shares, after commissions of $84,854 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1997, fees paid aggregated $147,532, or 0.23% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1997, fees paid amounted to $10,380, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1997, such charges amounted to $260.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1997, Seligman Services, Inc. received commissions of $2,451 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $9,787, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $93,157 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1997, of $41,230 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

-------------------------------------------------------------------------------

Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A

-------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,

-------------------------------------------------------
                                                                1997        1996         1995        1994         1993
                                                                -----       -----        -----       -----        -----
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Year .....................        $7.60       $7.59        $7.40       $8.24        $7.74
                                                                -----       -----        -----       -----        -----
Net investment income ..................................          .36         .39          .39         .41          .42
Net realized and unrealized  investment gain (loss).....          .21         .01          .29        (.74)         .61
                                                                -----       -----        -----        -----        -----
Increase (Decrease) from Investment Operations .........          .57         .40          .68        (.33)        1.03
Dividends paid or declared..............................         (.36)       (.39)        (.39)       (.41)        (.42)
Distributions from net gain realized....................         (.25)         --         (.10)       (.10)        (.11)
                                                                -----       -----        -----       -----        -----
Net Increase (Decrease) in Net Asset Value..............         (.04)        .01          .19        (.84)         .50
                                                                -----       -----        -----       -----        -----
Net Asset Value, End of Year ...........................        $7.56       $7.60        $7.59       $7.40        $8.24
                                                                =====       =====        =====       =====        =====

TOTAL RETURN BASED ON NET ASSET VALUE:                           7.96%       5.37%        9.77%      (4.25)%      14.02%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........................         1.06%       1.02%        1.01%        .90%         .86%
Net investment income to average net assets ............         4.90%       5.06%        5.29%       5.24%        5.37%
Portfolio turnover......................................        20.22%      25.65%        4.66%      12.13%       15.90%
Net Assets, End of Year
(000s omitted)..........................................       $62,597     $66,293      $73,561    $73,942       $82,447
Without management fee waiver:**
   Net investment income per share .....................                                   $.39       $.40          $.40
   Ratios:
   Expenses to average net assets ......................                                  1.06%       1.07%         1.11%
   Net investment income to average net assets..........                                  5.24%       5.07%         5.12%


------------------
See footnotes on page 14.
13

-------------------------------------------------------------------------------
Financial Highlights

                                                                                  CLASS D
                                                                -------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,          2/1/94*
                                                                ------------------------------        TO
                                                                1997        1996         1995       9/30/94
                                                                ----        ----         ----       -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .....................      $7.68       $7.67        $7.48       $8.14
                                                                -----       -----        -----       -----
Net investment income ....................................        .31         .33          .33         .23
Net realized and unrealized investment gain (loss)........        .21         .01          .29        (.66)
                                                                -----       -----        -----       -----
Increase (Decrease) from Investment Operations ...........        .52         .34          .62        (.43)
Dividends paid or declared ...............................       (.31)       (.33)        (.33)       (.23)
Distributions from net gain realized .....................       (.25)        .--         (.10)         --
                                                                -----       -----        -----       -----
Net Increase (Decrease) in Net Asset Value ...............       (.04)        .01          .19        (.66)
                                                                -----       -----        -----       -----
Net Asset Value, End of Period............................      $7.64       $7.68        $7.67       $7.48
                                                                =====       =====        =====       =====
TOTAL RETURN BASED ON NET ASSET VALUE:                           7.10%       4.56%        8.79%      (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........................       1.83%       1.79%        1.89%       1.75%+
Net investment income to average net assets...............       4.13%       4.29%        4.45%       4.37%+
Portfolio turnover........................................      20.22%      25.65%        4.66%      12.13%++
Net Assets, End of Period
(000s omitted)............................................      $1,282      $1,152       $1,190        $986
Without management fee waiver:**
   Net investment income per share .......................                                 $.33        $.22
   Ratios:
   Expenses to average net assets.........................                                1.94%       1.87%+
   Net investment income to average net assets............                                4.40%       4.25%+

------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.
See Notes to Financial Statements.

-------------------------------------------------------------------------------
Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman New Jersey Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ DELOITTE & TOUCHE LLP
New York, New York
October 31, 1997

PART C.  OTHER INFORMATION
         -----------------
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
-------  ----------------------------------
(a)  Financial Statements:


Part A - Financial  Highlights  for Class A shares for the period  February  16,
         1988 (commencement of operations) to September 30, 1997.
         Financial Highlights for Class D shares for the period February 1, 1994 (commencement of operations) to September 30, 1997.

Part B - Required Financial Statements are included in the Fund's Annual Report to shareholders, dated September 30, 1997, which is incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolio of Investments as of September 30, 1997; Statement of Assets and Liabilities as of September 30, 1997; Statement of Operations for the year ended September 30, 1997; Statements of Changes in Net Assets for the years ended September 30, 1997 and September 30, 1996; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1997 for the Fund's Class A shares and for the period February 1, 1994 (commencement of operations) to September 30, 1997 for the Fund's Class D shares; Report of Independent Auditors.


   (b) EXHIBITS: All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.


(1) Form of Amended and Restated Articles of Incorporation. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(2) Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(3)      Not applicable.

(4)      Copy of  Specimen Stock Certificate for Class A shares.
         (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on January 11, 1988.)

(4a)    Copy of Specimen Stock Certificate for Class D Shares.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed January 31, 1994.)

(5) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(6) Distributing Agreement between the Registrant and Seligman Financial Services Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(6a) Sales Agreement between Dealers and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(7)     Matched  Accumulation  Plan  of  J. & W.  Seligman & Co.   Incorporated.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(7a)    Deferred Compensation  Plan for  Directors of  Seligman Group  of Funds.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(8)     Custodian  Agreement  between  Registrant and Investors  Fiduciary Trust
        Company.   (Incorporated  by  reference  to Registrant's  Post-Effective
        Amendment No. 14, filed on January 29, 1997.)

(9)     Not applicable.

(10)    Opinion   and  Consent  of   Counsel.  (Incorporated  by  reference  to
        Registrant's  Post-Effective  Amendment  No. 14,  filed  on  January 29,
        1997.)

(11)    Consent of Independent Auditors.*

         ----------------
(11a)   Opinion and Consent of New Jersey Counsel.*

(12)    Not applicable.

(13) Copy of Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(14)    The Seligman IRA Plan Agreement.
        (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14a)   The Seligman Simple IRA Plan Set-Up Kit.
        (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b)   The Seligman Simple IRA Plan Agreement.
        (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15) Amended Administration, Shareholder Services and Distribution Plan and Form of Agreement of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(16) Schedule for computation of tax Equivalent yield and schedule for computation of each performance quotation provided in Registration Statement in response to Item 22. (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)

(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*


(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940.
        (Incorporated by reference to Registrant's Post-Effective Amendment No. 14, filed on January 29, 1997.)


Other Exhibits:  Powers of Attorney

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None.
--------   -------------------------------------------------------------

ITEM 26.   NUMBER OF HOLDERS  OF SECURITIES - As of January 2, 1998, there  were
--------   --------------------------------
           1,410 record holders of Class A Capital Stock and 35 record holders of Class D Capital Stock of the Registrant.


ITEM 27.    INDEMNIFICATION
--------    ---------------

             Reference  is  made  to the  provisions  of  Articles  Twelfth  and
             Thirteenth  of  Registrant's   Amended  and  Restated  Articles  of
             Incorporation filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 14 to the Registration Statement.


             Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         -----------------

ITEM 28.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT  ADVISER  -  J. & W.
-------   ----------------------------------------------------------
          Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) on June 3, 1997.


ITEM 29.    PRINCIPAL UNDERWRITERS
--------    ----------------------
           (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser, are:


                  Seligman Capital Fund, Inc.
                  Seligman Cash Management Fund, Inc.
                  Seligman Common Stock Fund, Inc.
                  Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                  Seligman Growth Fund, Inc.
                  Seligman Henderson Global Fund Series, Inc.
                  Seligman High Income Fund Series
                  Seligman Income Fund, Inc.
                  Seligman Municipal Fund Series, Inc.
                  Seligman Municipal Series Trust
                  Seligman Pennsylvania Municipal Fund Series
                  Seligman Portfolios, Inc.
                  Seligman Value Fund Series, Inc.


           (b) Name of each director, officer or partner of each principal underwriter named in response to Item 21:


                  SELIGMAN FINANCIAL SERVICES, INC.
                     AS OF DECEMBER 31, 1997
        (1)                 (2)                                 (3)
Name and Principal   Positions and Offices             Positions and Offices
 BUSINESS ADDRESS      WITH UNDERWRITER                  WITH REGISTRANT
WILLIAM C. MORRIS*      Director                         Chairman of the Board
                                                         and Chief Executive
                                                         Officer
BRIAN T. ZINO*          Director                         President and Director
RONALD T. SCHROEDER*    Director                         Director
FRED E. BROWN*          Director                         Director
WILLIAM H. HAZEN*       Director                         None
THOMAS G. MOLES*        Director                         None
DAVID F. STEIN*         Director                         None
STEPHEN J. HODGDON*     President and Director           None
CHARLES W. KADLEC*      Chief Investment Strategist      None
LAWRENCE P. VOGEL*      Senior Vice President, Finance   Vice President
ED LYNCH*               Senior Vice President, Director  None
                        of Marketing

         ----------------

                                 SELIGMAN FINANCIAL SERVICES, INC.
                                 ---------------------------------
                                     AS OF DECEMBER 31, 1997
                                     ------------------------
        (1)                                   (2)                                      (3)
Name and Principal                Positions and Offices                        Positions and Offices
 BUSINESS ADDRESS                   WITH UNDERWRITER                              WITH REGISTRANT
MARK R. GORDON*                      Senior Vice President, Director             None
                                     of Marketing
GERALD I. CETRULO, III               Senior Vice President of Sales              None
140 West Parkway
Pompton Plains, NJ  07444
BRADLEY W. LARSON                    Senior Vice President of Sales              None
367 Bryan Drive
Alamo, CA  94526
MICHELLE L. MCCANN                   Vice President, Manager, Retirement         None
                                     Plans Marketing
MICHAEL R. SANDERS                   Vice President, Product Manager             None
                                     Managed Money Services
CHARLES L. VON BREITENBACH, II*      Vice President, Product Manager             None
                                     Managed Money Services
ROBERT T. HAUSLER*                   Global Mutual Funds,                        None
                                     Product Management
MARSHA E. JACOBY*                    Vice President, National Accounts           None
                                     Manager
WILLIAM W. JOHNSON*                  Vice President, Order Desk                  None

TRACY A. SALOMON*                    Vice President, Retirement                  None
                                     Marketing Manager
HELEN SIMON*                         Vice President, Sales                       None
                                     Administration Manager
J. BRERETON YOUNG*                   Vice President, Mutual Funds                None
                                     Product Manager
PETER J. CAMPAGNA                    Vice President, Regional Retirement         None
1130 Green Meadow Court              Plans Manager
Acworth, GA  30102
CHARLES E. WENZEL                    Vice President, Regional Retirement         None
703 Greenwood Road                   Plans Manager
Wilmington, DE  19807
JAMES R. BESHER                      Regional Vice President                     None
14000 Margaux Lane
Town & Country, MO  63017
RICHARD B. CALLAGHAN                 Regional Vice President                     None
7821 Dakota Lane
Orland Park, IL  60462
BRADFORD C. DAVIS                    Regional Vice President                     None
255 4th Avenue, #2
Kirkland, WA  98033
CHRISTOPHER J. DERRY                 Regional Vice President                     None
2380 Mt. Lebanon Church Road
Alvaton, KY  42122
KENNETH DOUGHERTY                    Regional Vice President                     None
8640 Finlarig Drive
Dublin, OH  43017
ANDREW DRALUCK                       Regional Vice President                     None
4032 E. Williams Drive
Phoenix, AZ  85024
JONATHAN G. EVANS                    Senior Vice President of Sales              None
222 Fairmont Way
Ft. Lauderdale, FL  33326





PART C.    OTHER INFORMATION (continued)
           -----------------
                                 SELIGMAN FINANCIAL SERVICES, INC.
                                 ---------------------------------
                                     AS OF DECEMBER 31, 1997
                                     ------------------------
        (1)                                   (2)                                      (3)
Name and Principal                Positions and Offices                        Positions and Offices
 BUSINESS ADDRESS                   WITH UNDERWRITER                              WITH REGISTRANT
EDWARD S. FINOCCHIARO                Regional Vice President                     None
120 Screenhouse Lane
Duxbury, MA  02332
MICHAEL C. FORGEA                    Regional Vice President                     None
32 W. Anapamu Street # 186
Santa Barbara, CA  93101
DAVID L. GARDNER                     Regional Vice President                     None
2504 Clublake Trail
McKinney, TX  75070
CARLA A. GOEHRING                    Regional Vice President                     None
11426 Long Pine
Houston, TX  77077
MARK LIEN                            Regional Vice President                     None
5904 Mimosa
Sedalia, MO  65301
JUDITH L. LYON                       Regional Vice President                     None
163 Haynes Bridge Road, Ste 205
Alpharetta, CA  30201
DAVID L. MEYNCKE                     Regional Vice President                     None
4718 Orange Grove Way
Palm Harbor, FL  34684
TIM O'CONNELL                        Regional Vice President                     None
14872 Summerbreeze Way
San Diego, CA  92128
THOMAS PARNELL                       Regional Vice President                     None
5250 Greystone Drive  #107
Inver Grove Heights, MN  55077
JULIANA PERKINS                      Regional Vice President                     None
2348 Adrian Street
Newbury Park, CA  91320
DAVID K. PETZKE                      Regional Vice President                     None
2714 Winding Trail Place
Boulder, CO  80304
NICHOLAS ROBERTS                     Regional Vice President                     None
200 Broad Street, Apt. 2225
Stamford, CT  06901
DIANE H. SNOWDEN                     Regional Vice President                     None
11 Thackery Lane
Cherry Hill, NJ  08003
BRUCE M. TUCKEY                      Senior Vice President of Sales              None
41644 Chathman Drive
Novi, MI  48375
ANDREW S. VEASEY                     Senior Vice President of Sales              None
14 Woodside
Rumson, NJ  07760
STEVE WILSON                         Regional Vice President                     None
83 Kaydeross Park
Saratoga Springs, NY  12866
KELLI A. WIRTH-DUMSER                Regional Vice President                     None
8618 Hornwood Court
Charlotte, NC  28215
FRANK J. NASTA*                      Secretary                                   Secretary
AURELIA LACSAMANA*                   Treasurer                                   None






PART C.    OTHER INFORMATION (continued)


                                 SELIGMAN FINANCIAL SERVICES, INC.
                                 ---------------------------------
                                     AS OF DECEMBER 31, 1997
                                     ------------------------
        (1)                                   (2)                                      (3)
Name and Principal               Positions and Offices                         Positions and Offices
 BUSINESS ADDRESS                  WITH UNDERWRITER                              WITH REGISTRANT
 ----------------                  ----------------                              ---------------
JEFFREY S. DEAN*                    Assistant Vice President, Marketing         None
SANDRA FLORIS*                      Assistant Vice President, Order Desk        None
KEITH LANDRY*                       Assistant Vice President, Order Desk        None
GAIL S. CUSHING*                    Assistant Vice President,                   None
                                    National Accounts Manager
JOSEPH M. MCGILL*                   Assistant Vice President and                None
                                    Compliance Officer
JACK TALVY*                         Assistant Vice President, Internal          None
                                    Marketing Services Manager
JOYCE PERESS*                       Assistant Secretary                         None


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c)   Not Applicable.


ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS
--------    --------------------------------
Custodian:  Investors Fiduciary Trust Company
            801 Pennsylvania
            Kansas City, Missouri  64105 AND
            Seligman New Jersey Municipal Fund, Inc.
            100 Park Avenue
            New York, NY  10017

ITEM 31. MANAGEMENT SERVICES - Seligman Data Corp., ("SDC"), the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the fiscal years ended September 30, 1997, 1996 and 1995, the approximate cost of these services was $8,000, $8,600 and $9,100, respectively.


ITEM 32 UNDERTAKINGS - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 1998.


                                       SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.


                                       By: /S/ WILLIAM C. MORRIS
                                           ------------------------------
                                           William C. Morris, Chairman*


       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities indicated on January 27, 1998.


        SIGNATURE                                        TITLE
        ---------                                        -----

/s/ WILLIAM C. MORRIS                        Chairman of the Board (Principal
--------------------------------------
        William C. Morris*                   executive officer) and Director



/S/ BRIAN T. ZINO                            President and Director
--------------------------------------
         Brian T. Zino



/s/ THOMAS G. ROSE                           Treasurer (Principal financial and
--------------------------------------
        Thomas G. Rose                             and accounting officer)


John R. Galvin, Director              )
Alice S. Ilchman, Director            )
Frank A. McPherson, Director          )
John E. Merow, Director               )
Betsy S. Michel, Director             )      /S/ BRIAN T. ZINO
                                             -----------------

James C. Pitney, Director             )       * Brian T. Zino, Attorney-In-Fact
James Q. Riordan, Director            )
Richard R. Schmaltz, Director         )
Robert L. Shafer, Director            )
James N. Whitson, Director            )

                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                     Post-Effective Amendment No. 15 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX


24 (b) (11)                           Consent of Independent Auditors

24 (b) (11) (a)                       Opinion and Consent of New Jersey Counsel

24 (b) (17)                           Financial Data Schedules

Other Exhibits                        Powers of Attorney